UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5225

Oppenheimer Quest for Value Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 10/31/2018

Item 1. Reports to Stockholders.

Annual Report 10/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Global Allocation Fund

An Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/18

	1-Year	5-Year	10-Year

Class A Shares of the Fund without Sales Charge	-5.12%	2.95%	7.28%

Class A Shares of the Fund with Sales Charge	-10.58	1.74	6.65

MSCI All Country World Index	-0.52	6.15	9.75

Bloomberg Barclays Global Aggregate Bond Index, Hedged	0.20	2.91	4.12

Reference Index	-0.08	5.00	7.80

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -5.12% in the one-year reporting period ended October 31, 2018. The Fund underperformed its Reference Index (the “Reference Index”), a customized weighted index currently comprised of 60% of the MSCI All Country World Index and 40% of the Bloomberg Barclays Global Aggregate Bond Index, Hedged, which returned -0.08% during the same period.

MARKET OVERVIEW

President Trump’s tax bill passed very late in December 2017, finalizing a process that had moved in fits and starts for much of the year. The final bill was mostly in line with earlier expectations, with key changes being a much lower corporate tax rate, small cuts to individual tax rates, and some changes to deductibility of mortgage payments and state taxes. These tax cuts along with high optimism of synchronized global growth helped move market sentiment up significantly to start 2018. Equity markets were up strongly in January as earnings reports were positive and expectations for future growth continued to be priced in.

After reaching record highs, markets saw a sell-off in February as market volatility returned and sentiment for risk assets turned negative during the month. The U.S. equity

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

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market declined on concerns over stretched valuations, an increase in inflation expectations, and less accommodation from global central banks.

Throughout the period, activity from central banks around the world was closely monitored as the liquidity they have been providing has been a key backstop to market sentiment over the past decade. The U.S. Federal Reserve (Fed) increasingly tapered its re-investment program for both government and mortgage-backed securities. The Fed raised rates four times during the period, bringing the total number of rate increases to eight since December 2015. Other central banks around the world also signaled a slowdown of liquidity support. While the European Central Bank (ECB) announcement in June was accepted as ‘dovish,’ it did commit to ending its purchase program by year-end.

Later in the year, the Trump administration initiated aggressive U.S policies toward global trade relations, triggering fears of global trade wars. Particularly in focus was the application of tariffs and counter tariffs on a wide variety of goods traded between the U.S. and China. The concerns of strained trade relations caused by U.S. policy expanded to traditionally friendly trade partners: Canada, Mexico, and the European Union. While there were periods of respite from the negative sentiment of global trade wars, particularly when a reformed NAFTA agreement was signed by the three North American countries, fears of full blown global trade wars weighed on markets.

Negative volatility again entered the markets in October as investors were concerned over rising interest rates, global trade wars, and weakness in the outlook for global growth. Equity markets lost most of the gains they had made since the February sell off.

FUND REVIEW

During the period, the security selection component of the Fund’s investment process was the largest detractor from relative performance, driven mostly by underperformance in domestic equity strategies and international strategies. Our large-cap core strategy, which has historically outperformed in periods of volatility, was the largest detractor to performance due to poor stock selection. In particular, the underperformance was mainly driven by company-specific issues with some of our larger holdings within the Industrials, Utilities, and Health Care sectors. Within the international strategies the global strategy and the international growth strategy were the largest detractors. The global equity strategy experienced underperformance driven mostly by poor stock selection in the Information Technology and the Consumer Discretionary sectors. This negative performance was partially offset by positive performance in our developing market strategy.

With respect to asset allocation at the end of the reporting period, the portfolio was underweight equity-focused strategies. We hold a modest underweight to U.S. equities

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as part of our underweight to global equities, and this detracted from performance as the U.S. equity market outpaced other regions. Within U.S. equities, we are overweight small-caps and mid-caps versus large-caps, overweight quality and underweight value. Our leading indicators suggested the U.S. economy is likely to slow over the next few quarters, after experiencing strong growth acceleration in the first half of the year. Monetary conditions continue to tighten, albeit at a gradual pace, while activity in the construction and industrial sector is peaking. We expected growth to decelerate, but to remain solidly above trend. We expected small-caps and mid-caps to outperform large-caps, benefiting from domestic fiscal expansion, and stable credit markets, while being more insulated from weakening growth outside the U.S.

We hold a modest underweight to European equities as part of our underweight to global equities. European growth continues to decelerate, and this slowdown is widespread across all major Euro Area economies.

We held a modest underweight to emerging market equities as part of our underweight to global equities. This was a positive contributor to performance as emerging market equities continued to fall on U.S.-China trade tensions. Our leading indicators suggested emerging markets growth should continue to decelerate, with risks of falling below trend, therefore registering a “contraction” in our macro regime framework. Manufacturing surveys indicated an inventory cycle that has not fully adjusted yet, as orders-to-inventories ratios are still falling. China’s renewed fiscal policy efforts are partially a reaction to this macro picture, aimed at stabilizing downside risks.

Tensions in global trade policy continue to drift higher, as exemplified by the threat of additional tariffs on as much as $200bln in U.S. imports from China, bringing the total to nearly 60% of all Chinese imports into the U.S. Together with tightening financial conditions, global trade uncertainty is weighing negatively on emerging market sentiment. On the back of this our global risk appetite framework signaled very weak market sentiment, down to levels last seen in mid-2015, warranting a defensive stance on emerging market equities despite attractive valuations.

Our allocation to emerging market local debt was a detractor to performance - during the period, we cut our exposure to the asset class. Many of the emerging market economies are nearing a contraction phase of the business cycle, where growth is below trend and decelerating. Given the macro backdrop, we plan to wait for a few catalysts before returning to the asset class, such as a re-acceleration in emerging market growth, a dovish turn in Fed policy, or a meaningful resolution in U.S.-China trade policy.

Throughout the period, active currency management was a detractor to relative performance. In particular, our recent overweight positions to safe-haven currencies like the Swiss Franc and underweight

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positions to emerging market currencies like the Brazilian Real detracted from performance. In terms of positioning, we are partially hedged versus the Reference Index, with underweight positions in the Euro and a few emerging market currencies. We continue to hold an overweight to the Japanese Yen. Ongoing weakness outside the U.S. argues for a modest overweight to the U.S. Dollar, as domestic equities remain more attractive than foreign equity markets, encouraging equity capital to stay in the U.S. We plan to wait for positive economic surprises in foreign markets to re-establish a bearish position in the greenback.

In terms of our government bond positioning, we are overweight duration via U.S. and developed markets sovereign fixed income, with a curve flattening bias. Particularly in the U.S., this detracted from performance as yields moved higher on positive economic data. In our view, slowing global growth outside of the U.S., fragile risk appetite, and stable inflation continue to justify our overweight duration stance. While we believe the Fed will continue to tighten one more time this year, interest rates seem fairly priced at this stage, which should leave the long-end of the curve less exposed to Fed rate hikes. Also, our interest rate relative value trades, which have less directional risk and capitalize on cyclical and market dislocations across different countries, have detracted during the period.

During the period, alternatives exposure was a positive contributor to relative performance. We continue to hold a meaningful position in catastrophe bonds at the expense of investment grade credit, given attractive loss-adjusted yields and the potential for low correlation with other asset classes, especially as the credit and business cycles extend further. Our alternative exposure to master limited partnerships (MLPs) was a detractor to relative performance. Despite a move higher in energy prices earlier in the period, MLPs struggled during the period and underperformed. We believe they are increasingly supported by crude and natural gas volume increases, stable energy markets, and cheap valuations. Furthermore, the restructuring of the sector (incentive distribution rights elimination or simplification) should improve prospects for distributable cash flow.

OUTLOOK

Global growth has peaked, and the deceleration in economic activity, while not severe, is broad based. Our leading indicators suggest the U.S. is entering a slowdown regime, joining the deceleration experienced by Europe and emerging markets. Market sentiment remains weak, particularly in non-U.S. markets. With over 30% of revenue exposure to emerging markets, Europe is likely to see a marginal drag from external demand given recent growth disappointments in Asia and the negative impact from trade policy uncertainty. In the second quarter of 2018, we flagged Italy as one of the key risks to watch. So far, the Italian government has delivered a more constructive rhetoric than we initially feared on upcoming budget

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proposals. However, no details have been revealed yet and the new proposal, while below the 3% Maastricht limit, is likely to bring into question debt sustainability in the face of slowing GDP growth and the end of quantitative easing by the ECB.

Our overall stance remains slightly defensive, with a modest underweight to global equities and overweight to duration. We maintain a significant exposure to alternative assets such as event-linked bonds and MLPs, at the expense of investment-grade and core U.S. equities, and have no exposure to emerging market local debt.

As always, we continue to closely monitor the developments in financial conditions as well as the political and policy landscape to assess risks to the macro outlook and financial markets. We are paying close attention to the policy backdrop and the inflation picture; both are potential headwinds to derail the advanced cycle. The main risk, in our view, is a dovish shift in the Fed’s rhetoric. While we expect the Fed to continue hiking rates through at least mid-2019, a dovish shift in communication is likely to provide substantial relief to risky assets, particularly in emerging markets, while weakening the dollar. A signaling that monetary policy has reached a neutral stance would indicate the approaching end of the tightening cycle, extending the current market cycle even further. If that were to happen and leading economic indicators were to re-accelerate, we would adjust our exposures accordingly. On the contrary, should we see further deterioration in economic data, or volatility pickup in equities or credit, we stand ready to adapt to a slowing macro environment and could reduce risk further.

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Airbus SE	1.0%
Alphabet, Inc., Cl. A	0.9
LVMH Moet Hennessy Louis Vuitton SE	0.8
SAP SE	0.8
Alibaba Group Holding Ltd., Sponsored ADR	0.7
Prudential plc	0.6
Energy Transfer LP	0.6
Murata Manufacturing Co. Ltd.	0.5
Kering SA	0.5
Nidec Corp.	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2018, and are based on net assets.

TOP TEN COMMON STOCK INDUSTRIES

Oil, Gas & Consumable Fuels	3.9%
Software	2.8
Commercial Banks	2.0
Semiconductors & Semiconductor Equipment	1.8
Textiles, Apparel & Luxury Goods	1.8
Interactive Media & Services	1.8
Electronic Equipment, Instruments, & Components	1.7
Insurance	1.6
Biotechnology	1.5
Hotels, Restaurants & Leisure	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2018, and are based on net assets.

For more current Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION

Common Stocks	48.3%
Investment Companies
iShares JP Morgan USD Emerging Markets Bond Exchange Traded Fund	5.4
Oppenheimer Institutional Government Money Market Fund	2.0
Oppenheimer Master Event- Linked Bond Fund, LLC	11.9
Oppenheimer Russell 1000 Dynamic Multifactor Exchange Traded Fund	15.6
Foreign Government Obligations	11.5
U.S. Government Obligations	5.2
Over-the-Counter Options Purchased	0.1
Non-Convertible Corporate Bonds and Notes	—*
Preferred Stocks	—*

* Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2018, and are based on the total market value of investments.

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TOP TEN GEOGRAPHICAL HOLDINGS

United States	55.2%
France	6.7
United Kingdom	6.3
Japan	6.3
Germany	5.6
China	2.7
Canada	2.5
Switzerland	1.8
Spain	1.7
India	1.4

Portfolio holdings and allocation are subject to change. Percentages are as of October 31, 2018, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	57.7%
Europe	26.5
Asia	13.7
Latin & South America	1.0
Middle East/Africa	0.6
Emerging Europe	0.5

Portfolio holdings and allocation are subject to change. Percentages are as of October 31, 2018, and are based on total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/18

	Inception Date	1-Year	5-Year	10-Year
Class A (QVGIX)	11/1/91	-5.12%	2.95%	7.28%
Class C (QGRCX)	9/1/93	-5.84	2.19	6.50
Class I (QGRIX)	2/28/12	-4.75	3.40	5.12*
Class R (QGRNX)	3/1/01	-5.34	2.70	7.03
Class Y (QGRYX)	5/1/00	-4.88	3.21	7.64

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/18

	Inception Date	1-Year	5-Year	10-Year
Class A (QVGIX)	11/1/91	-10.58%	1.74%	6.65%
Class C (QGRCX)	9/1/93	-6.78	2.19	6.50
Class I (QGRIX)	2/28/12	-4.75	3.40	5.12*
Class R (QGRNX)	3/1/01	-5.34	2.70	7.03
Class Y (QGRYX)	5/1/00	-4.88	3.21	7.64

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI All Country World Index, the Reference Index (60% MSCI All Country World Index / 40% Bloomberg Barclays Global Aggregate Bond Index, Hedged), and the Bloomberg Barclays Global Aggregate Bond Index, Hedged. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Fund’s Reference Index is a customized weighted index currently comprised of 60% MSCI All Country World Index and 40% Barclays Global Aggregate Bond Index, Hedged. The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of global investment grade fixed-rate debt markets. The index is comprised of several other Barclays indexes that measure fixed income performance of regions around the world while hedging the currency back to the US dollar. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not

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limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on October 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During 6 Months Ended October 31, 2018
Class A	$1,000.00	$947.20	$6.20
Class C	1,000.00	943.70	9.90
Class I	1,000.00	949.20	4.14
Class R	1,000.00	946.60	7.44
Class Y	1,000.00	948.70	4.97

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.85	6.43
Class C	1,000.00	1,015.07	10.26
Class I	1,000.00	1,020.97	4.29
Class R	1,000.00	1,017.59	7.71
Class Y	1,000.00	1,020.11	5.16

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.26%
Class C	2.01
Class I	0.84
Class R	1.51
Class Y	1.01

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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CONSOLIDATED STATEMENT OF INVESTMENTS October 31, 2018

	Shares	Value
Common Stocks—46.7%
Consumer Discretionary—10.3%
Auto Components—0.4%
Bridgestone Corp.	44,300	$1,706,710
Continental AG	8,956	1,480,504
Koito Manufacturing Co. Ltd.	31,400	1,509,008
Valeo SA	35,247	1,137,935
		5,834,157

Automobiles—0.9%
Bayerische Motoren Werke (BMW) AG	43,100	3,253,516
Bayerische Motoren Werke AG	15,386	1,327,189
Hero MotoCorp Ltd.	42,137	1,576,016
Subaru Corp.	54,600	1,472,667
Suzuki Motor Corp.	43,300	2,160,380
Volkswagen AG	18,939	3,189,723
		12,979,491

Distributors—0.0%
Pool Corp.	5,680	827,860

Diversified Consumer Services—0.1%
Bright Horizons Family Solutions, Inc.[1]	7,340	843,439
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	8,770	513,133
		1,356,572

Entertainment—0.3%
Take-Two Interactive Software, Inc.[1]	7,640	984,567
Walt Disney Co. (The)	29,120	3,343,849
		4,328,416

Hotels, Restaurants & Leisure—1.4%
Carnival Corp.	61,090	3,423,484
Chipotle Mexican Grill, Inc., Cl. A1	870	400,487
Domino’s Pizza Group plc	259,100	937,325
Domino’s Pizza, Inc.	3,590	964,956
Genting Bhd	371,960	651,961
Huazhu Group Ltd., ADR	62,192	1,626,943
International Game Technology plc	68,470	1,270,118
Jollibee Foods Corp.	135,080	696,129
Kangwon Land, Inc.	47,200	1,191,324
Planet Fitness, Inc., Cl. A1	12,110	594,480
Sands China Ltd.	263,200	1,043,856
Vail Resorts, Inc.	3,610	907,265
Whitbread plc	61,869	3,477,328
Yum China Holdings, Inc.	84,070	3,033,246
		20,218,902

Household Durables—0.6%
Newell Brands, Inc.	94,500	1,500,660

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CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Household Durables (Continued)
SEB SA2	8,210	$1,175,016
SEB SA2	2,490	356,369
Sony Corp.	99,200	5,338,955
		8,371,000

Interactive Media & Services—1.8%
58.com, Inc., ADR[1]	15,200	996,968
Alphabet, Inc., Cl. A1	12,370	13,490,475
Baidu, Inc., Sponsored ADR[1]	27,990	5,319,779
Facebook, Inc., Cl. A1	34,010	5,162,378
IAC/InterActiveCorp[1]	4,120	809,951
		25,779,551

Internet & Catalog Retail—1.3%
Alibaba Group Holding Ltd., Sponsored ADR[1]	74,311	10,572,969
Amazon.com, Inc.[1]	390	623,224
Farfetch Ltd., Cl. A1	19,800	406,692
GrubHub, Inc.[1]	6,790	629,705
JD.com, Inc., ADR[1]	191,516	4,504,456
Meituan Dianping, Cl. B1,2	13,800	89,220
Meituan Dianping, Cl. B1,2	120,000	737,036
MercadoLibre, Inc.	1,884	611,358
Pinduoduo, Inc., ADR[1]	30,300	534,795
		18,709,455

Leisure Products—0.2%
Bandai Namco Holdings, Inc.	65,600	2,328,330

Media—0.3%
ProSiebenSat.1 Media SE	40,821	943,731
SES SA, Cl. A, FDR	102,840	2,209,640
Zee Entertainment Enterprises Ltd.	209,371	1,280,887
		4,434,258

Multiline Retail—0.2%
Dollarama, Inc.	35,745	988,625
Lojas Americanas SA	254,214	1,284,220
Ollie’s Bargain Outlet Holdings, Inc.[1]	8,550	794,295
SACI Falabella	77,094	581,535
		3,648,675

Specialty Retail—1.0%
Burlington Stores, Inc.[1]	6,200	1,063,238
Dufry AG1	15,757	1,771,691
Industria de Diseno Textil SA	161,923	4,566,901
Nitori Holdings Co. Ltd.	10,100	1,324,626
O’Reilly Automotive, Inc.[1]	3,000	962,250
Ross Stores, Inc.	10,620	1,051,380
Steinhoff International Holdings NV1	303,311	36,927

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	Shares	Value
Specialty Retail (Continued)
Tiffany & Co.	25,630	$2,852,619
Tractor Supply Co.	3,980	365,722
Urban Outfitters, Inc.[1]	8,760	345,670
		14,341,024

Textiles, Apparel & Luxury Goods—1.8%
Brunello Cucinelli SpA	15,307	524,337
Canada Goose Holdings, Inc.[1]	4,960	270,667
Cie Financiere Richemont SA	15,256	1,112,541
Hermes International	3,571	2,035,168
Kering SA	16,758	7,430,640
lululemon athletica, Inc.[1]	7,590	1,068,141
LVMH Moet Hennessy Louis Vuitton SE	39,540	11,978,902
PRADA SpA	278,800	989,794
Puma SE	819	421,046
		25,831,236

Consumer Staples—3.5%
Beverages—1.0%
Anadolu Efes Biracilik Ve Malt Sanayii AS	98,473	330,831
Coca-Cola European Partners plc	77,960	3,546,400
Diageo plc	91,820	3,175,793
Fomento Economico Mexicano SAB de CV	168,194	1,429,876
Fomento Economico Mexicano SAB de CV, Sponsored ADR	8,310	706,932
Heineken NV	14,242	1,283,506
Pernod Ricard SA	21,510	3,282,137
Tsingtao Brewery Co. Ltd., Cl. H	220,000	865,763
		14,621,238

Food & Staples Retailing—0.3%
Alimentation Couche-Tard, Inc., Cl. B	31,791	1,518,250
Atacadao Distribuicao Comercio e Industria Ltda	252,300	1,033,199
BIM Birlesik Magazalar AS	16,770	238,198
CP ALL PCL	543,600	1,102,795
Shoprite Holdings Ltd.	55,522	677,451
SPAR Group Ltd. (The)	44,106	524,443
		5,094,336

Food Products—1.1%
Archer-Daniels-Midland Co.	11,320	534,870
Barry Callebaut AG	694	1,353,921
Danone SA	53,060	3,759,348
Lamb Weston Holdings, Inc.	17,480	1,366,237
McCormick & Co., Inc.	5,120	737,280
Saputo, Inc.	42,468	1,293,928
Unilever plc	80,210	4,247,404
Vietnam Dairy Products JSC	30,756	153,543

17      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Food Products (Continued)
WH Group Ltd.[3]	3,411,500	$2,383,516
		15,830,047

Household Products—0.6%
Church & Dwight Co., Inc.	5,990	355,626
Colgate-Palmolive Co.	61,270	3,648,629
Reckitt Benckiser Group plc	56,670	4,582,259
		8,586,514

Personal Products—0.3%
Amorepacific Corp.	3,132	419,014
AMOREPACIFIC Group	1,526	83,560
Beiersdorf AG	12,744	1,319,125
LG Household & Health Care Ltd.	2,764	2,544,452
		4,366,151

Tobacco—0.2%
Philip Morris International, Inc.	19,490	1,716,484
Swedish Match AB	21,648	1,103,572
		2,820,056

Energy—4.3%
Energy Equipment & Services—0.4%
TechnipFMC plc	207,556	5,534,310
USA Compression Partners LP4	52,922	775,307
		6,309,617

Oil, Gas & Consumable Fuels—3.9%
Antero Midstream GP LP	76,780	1,236,926
BP plc	419,410	3,038,005
Buckeye Partners LP4	64,962	2,131,403
Centennial Resource Development, Inc., Cl. A1	21,350	409,066
CNOOC Ltd.	932,000	1,578,876
Continental Resources, Inc.[1]	9,380	494,138
DCP Midstream LP4	22,500	809,775
Diamondback Energy, Inc.	5,390	605,620
Encana Corp.	99,760	1,021,542
Energy Transfer LP4	522,702	8,122,789
Enterprise Products Partners LP4	181,789	4,875,581
EQM Midstream Partners LP4	42,555	1,953,700
Kunlun Energy Co. Ltd.	648,000	734,280
LUKOIL PJSC, Sponsored ADR	11,235	838,913
Magellan Midstream Partners LP4	43,689	2,694,738
MPLX LP4	101,002	3,394,677
Novatek PJSC, Sponsored GDR	23,900	4,041,725
Phillips 66 Partners LP4	12,591	615,826
Plains All American Pipeline LP4	23,444	510,376
Plains GP Holdings LP, Cl. A1	21,390	457,104
Sunoco LP4	9,355	255,766

18      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Tallgrass Energy LP, Cl. A	145,015	$3,155,526
Targa Resources Corp.	43,587	2,252,140
TC PipeLines LP4	62,300	1,915,725
TOTAL SA	83,460	4,898,199
Western Gas Partners LP4	19,319	764,260
Williams Cos., Inc. (The)	163,564	3,979,512
		56,786,188

Financials—6.1%
Capital Markets—1.1%
China International Capital Corp. Ltd., Cl. H3	205,200	338,287
Credit Suisse Group AG1	151,997	1,980,952
E*TRADE Financial Corp.	5,200	256,984
Goldman Sachs Group, Inc. (The)	14,660	3,303,924
KKR & Co., Inc., Cl. A	19,100	451,715
MSCI, Inc., Cl. A	6,470	972,959
Raymond James Financial, Inc.	4,760	365,044
S&P Global, Inc.	31,330	5,712,086
UBS Group AG1	198,841	2,774,519
		16,156,470

Commercial Banks—2.0%
Akbank TAS	156,318	185,903
Banco Bilbao Vizcaya Argentaria SA	153,313	846,334
Banco de Chile	1,094,718	151,639
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Cl. B	249,081	310,596
Bank Central Asia Tbk PT	301,500	469,478
BDO Unibank, Inc.	41,560	95,041
BNP Paribas SA	24,630	1,284,312
Citigroup, Inc.	75,170	4,920,628
Commercial International Bank Egypt SAE	123,370	552,755
Credicorp Ltd.	5,330	1,203,034
FirstRand Ltd.	351,208	1,526,730
Grupo Aval Acciones y Valores SA, ADR	83,160	584,615
Grupo Financiero Inbursa SAB de CV, Cl. O	546,218	708,007
HSBC Holdings plc	221,450	1,824,360
ICICI Bank Ltd., Sponsored ADR	547,790	5,198,527
Itau Unibanco Holding SA, ADR	41,660	548,662
Kotak Mahindra Bank Ltd.	172,529	2,611,478
Lloyds Banking Group plc	2,509,720	1,834,827
Sberbank of Russia PJSC	247,537	714,367
Siam Commercial Bank PCL (The)	116,100	482,659
Societe Generale SA	51,050	1,875,210
SVB Financial Group[1]	3,450	818,443
		28,747,605

19      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Consumer Finance—0.0%
Cholamandalam Investment & Finance Co. Ltd.	17,688	$305,023
Diversified Financial Services—0.7%
Ayala Corp.	19,370	332,866
B3 SA-Brasil Bolsa Balcao	310,400	2,213,628
Grupo de Inversiones Suramericana SA	10,070	98,213
Hong Kong Exchanges & Clearing Ltd.	55,569	1,481,790
ING Groep NV	171,134	2,024,676
ORIX Corp.	181,300	2,947,387
		9,098,560

Insurance—1.6%
AIA Group Ltd.	331,600	2,522,157
Allianz SE	18,325	3,826,555
Arthur J. Gallagher & Co.	8,230	609,102
Dai-ichi Life Holdings, Inc.	76,600	1,442,042
Japan Post Insurance Co. Ltd.	58,700	1,396,930
Legal & General Group plc	374,914	1,204,191
Progressive Corp. (The)	16,850	1,174,445
Prudential plc	434,571	8,717,494
Samsung Life Insurance Co. Ltd.	17,719	1,434,540
Standard Life Aberdeen plc	309,006	1,067,370
		23,394,826

Real Estate Investment Trusts (REITs)—0.1%
Unibail-Rodamco-Westfield	6,894	1,250,456
Real Estate Management & Development—0.4%
Ayala Land, Inc.	824,400	611,851
CBRE Group, Inc., Cl. A1	13,320	536,663
DLF Ltd.	1,573,951	3,525,588
Emaar Properties PJSC	322,727	448,775
Oberoi Realty Ltd.	3,590	20,558
SM Prime Holdings, Inc.	1,077,103	680,229
		5,823,664
Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.	123,395	2,958,415
Health Care—4.5%
Biotechnology—1.5%
ACADIA Pharmaceuticals, Inc.[1]	38,030	740,825
AnaptysBio, Inc.[1]	11,650	870,488
Biocon Ltd.	69,432	618,842
Biogen, Inc.[1]	6,160	1,874,303
Bluebird Bio, Inc.[1]	8,570	982,979
Blueprint Medicines Corp.[1]	17,740	1,078,060
Circassia Pharmaceuticals plc[1]	348,450	249,346
CSL Ltd.	13,604	1,824,491

20      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Biotechnology (Continued)
Gilead Sciences, Inc.	23,210	$1,582,458
GlycoMimetics, Inc.[1]	45,980	578,428
Grifols SA	71,961	2,052,571
Incyte Corp.[1]	18,150	1,176,483
Innovent Biologics, Inc.[1,3]	34,000	71,885
Ionis Pharmaceuticals, Inc.[1]	21,250	1,052,938
Loxo Oncology, Inc.[1]	9,590	1,464,009
MacroGenics, Inc.[1]	45,020	741,029
Mirati Therapeutics, Inc.[1]	8,659	323,587
Neurocrine Biosciences, Inc.[1]	4,940	529,321
Sage Therapeutics, Inc.[1]	14,790	1,903,177
Sarepta Therapeutics, Inc.[1]	2,020	270,195
Shire plc	18,800	1,124,493
uniQure NV1	15,000	385,950
Wuxi Biologics Cayman, Inc.[1,3]	50,500	361,740
		21,857,598

Health Care Equipment & Supplies—1.0%
ABIOMED, Inc.[1]	1,320	450,384
Align Technology, Inc.[1]	1,880	415,856
Cooper Cos., Inc. (The)	2,940	759,431
DexCom, Inc.[1]	4,180	554,979
Edwards Lifesciences Corp.[1]	3,870	571,212
EssilorLuxottica SA	8,384	1,146,214
Hoya Corp.	38,300	2,169,111
ICU Medical, Inc.[1]	2,710	690,318
IDEXX Laboratories, Inc.[1]	4,410	935,449
Insulet Corp.[1]	9,060	799,183
Siemens Healthineers AG1,3	32,034	1,327,331
Sonova Holding AG	7,096	1,157,401
West Pharmaceutical Services, Inc.	2,730	289,162
William Demant Holding AS1	35,093	1,153,534
Zimmer Biomet Holdings, Inc.	13,000	1,476,670
		13,896,235

Health Care Providers & Services—0.8%
Anthem, Inc.	20,920	5,764,925
Apollo Hospitals Enterprise Ltd.	18,227	281,802
Centene Corp.[1]	14,250	1,857,060
Encompass Health Corp.	4,910	330,443
Mediclinic International plc	56,380	271,139
Sinopharm Group Co. Ltd., Cl. H	385,800	1,868,922
WellCare Health Plans, Inc.[1]	5,030	1,388,230
		11,762,521

Health Care Technology—0.0%
Ping An Healthcare & Technology Co. Ltd.[1,3]	6,496	31,271

21      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Life Sciences Tools & Services—0.6%
Agilent Technologies, Inc.	51,010	$3,304,938
Bio-Rad Laboratories, Inc., Cl. A1	2,720	742,152
ICON plc[1]	6,380	880,951
IQVIA Holdings, Inc.[1]	3,010	370,019
Lonza Group AG1	7,017	2,200,265
Samsung Biologics Co. Ltd.[1,3]	2,627	898,868
		8,397,193

Pharmaceuticals—0.6%
Bayer AG	50,296	3,861,534
Dong-E-E-Jiao Co. Ltd., Cl. A	67,499	379,385
Hutchison China MediTech Ltd., ADR[1]	9,630	315,575
Jiangsu Hengrui Medicine Co. Ltd., Cl. A	147,674	1,301,610
Novo Nordisk AS, Cl. B	44,952	1,941,456
Roche Holding AG	6,020	1,460,742
		9,260,302

Industrials—6.6%
Aerospace & Defense—1.2%
Airbus SE	127,870	14,093,409
HEICO Corp.	4,360	365,499
Rolls-Royce Holdings plc[1]	171,550	1,837,596
Textron, Inc.	11,160	598,511
		16,895,015

Air Freight & Couriers—0.3%
BEST, Inc., ADR[1]	11,121	69,951
United Parcel Service, Inc., Cl. B	22,950	2,445,093
XPO Logistics, Inc.[1]	10,200	911,676
ZTO Express Cayman, Inc., ADR	57,942	939,819
		4,366,539

Airlines—0.1%
International Consolidated Airlines Group SA	229,650	1,769,552

Building Products—0.3%
Assa Abloy AB, Cl. B	128,800	2,567,588
SMC Corp.	4,600	1,463,212
		4,030,800

Commercial Services & Supplies—0.5%
Cintas Corp.	5,350	973,004
Copart, Inc.[1]	15,190	742,943
Edenred	46,620	1,766,518
Prosegur Cash SA3	292,568	579,086
Prosegur Cia de Seguridad SA	184,640	1,025,956
Rentokil Initial plc	158,850	641,277

22      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Commercial Services & Supplies (Continued)
Waste Connections, Inc.	19,230	$1,469,941
		7,198,725

Construction & Engineering—0.2%
Boskalis Westminster	60,157	1,734,522
FLSmidth & Co. AS	23,162	1,216,192
		2,950,714

Electrical Equipment—0.8%
Legrand SA	23,140	1,512,522
Melrose Industries plc	323,688	696,540
Mitsubishi Electric Corp.	189,500	2,396,675
Nidec Corp.	50,900	6,587,650
		11,193,387

Industrial Conglomerates—0.8%
3M Co.	15,870	3,019,426
Jardine Strategic Holdings Ltd.	42,691	1,432,689
Roper Technologies, Inc.	4,340	1,227,786
Seibu Holdings, Inc.	150,200	2,716,627
Siemens AG	19,650	2,264,298
SM Investments Corp.	89,494	1,507,743
		12,168,569

Machinery—0.9%
Aalberts Industries NV	27,547	1,011,945
Atlas Copco AB, Cl. A	45,807	1,132,375
Epiroc AB, Cl. A1	90,784	796,263
FANUC Corp.	11,800	2,050,706
IDEX Corp.	8,890	1,127,430
Komatsu Ltd.	51,800	1,343,176
Kubota Corp.	98,200	1,543,637
Minebea Mitsumi, Inc.	73,000	1,109,913
VAT Group AG1,3	13,339	1,337,029
Weir Group plc (The)	42,507	861,020
		12,313,494

Professional Services—0.9%
Bureau Veritas SA	59,920	1,353,875
CoStar Group, Inc.[1]	3,490	1,261,356
Equifax, Inc.	16,680	1,692,019
IHS Markit Ltd.[1]	16,690	876,726
Intertek Group plc	14,260	853,738
Recruit Holdings Co. Ltd.	200,900	5,384,346
TransUnion	19,660	1,292,645
		12,714,705

Trading Companies & Distributors—0.5%
Brenntag AG	36,743	1,921,074

23      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Trading Companies & Distributors (Continued)
Bunzl plc	75,142	$2,217,817
Ferguson plc	13,176	889,032
ITOCHU Corp.	111,400	2,060,406
SiteOne Landscape Supply, Inc.[1]	5,330	362,653
United Rentals, Inc.[1]	2,650	318,186
		7,769,168

Transportation Infrastructure—0.1%
DP World Ltd.	67,925	1,222,878
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	33,044	549,246
		1,772,124

Information Technology—8.6%
Communications Equipment—0.3%
Nokia OYJ	393,465	2,217,550
Palo Alto Networks, Inc.[1]	3,830	701,043
Xero Ltd.[1]	33,983	970,441
		3,889,034

Electronic Equipment, Instruments, & Components—1.7%
CDW Corp.	12,480	1,123,325
FLIR Systems, Inc.	14,560	674,273
Hitachi Ltd.	60,000	1,832,500
Keyence Corp.	10,400	5,066,923
Keysight Technologies, Inc.[1]	7,660	437,233
Murata Manufacturing Co. Ltd.	48,100	7,463,678
Omron Corp.	39,800	1,607,808
Samsung Electro-Mechanics Co. Ltd.	14,210	1,483,559
Sunny Optical Technology Group Co. Ltd.	44,000	385,048
TDK Corp.	54,200	4,645,456
		24,719,803

Internet Software & Services—0.7%
Kakao Corp.	3,270	261,993
NAVER Corp.	8,348	842,492
Scout24 AG3	36,793	1,527,571
Tencent Holdings Ltd.	130,185	4,412,627
United Internet AG	26,460	1,096,832
Yahoo Japan Corp.	242,100	759,120
Yandex NV, Cl. A1	41,361	1,246,207
		10,146,842

IT Services—1.1%
Amadeus IT Group SA	17,137	1,381,805
Atos SE	25,440	2,177,626
Booz Allen Hamilton Holding Corp., Cl. A	10,370	513,730
Broadridge Financial Solutions, Inc.	6,350	742,569
DXC Technology Co.	7,870	573,172
Earthport plc[1]	1,169,320	114,548

24      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
IT Services (Continued)
EPAM Systems, Inc.[1]	7,350	$878,104
Fiserv, Inc.[1]	10,570	838,201
Global Payments, Inc.	9,470	1,081,758
PayPal Holdings, Inc.[1]	44,920	3,781,815
Tata Consultancy Services Ltd.	37,772	991,578
Total System Services, Inc.	16,950	1,544,992
Twilio, Inc., Cl. A1	4,490	337,738
WEX, Inc.[1]	4,910	863,963
		15,821,599

Semiconductors & Semiconductor Equipment—1.8%
Advanced Micro Devices, Inc.[1]	6,020	109,624
ams AG	29,095	1,132,125
ASML Holding NV	12,632	2,160,001
Infineon Technologies AG	221,693	4,444,314
Maxim Integrated Products, Inc.	84,910	4,247,198
Monolithic Power Systems, Inc.	6,450	761,874
Renesas Electronics Corp.[1]	393,000	2,070,464
Rohm Co. Ltd.	15,100	1,073,265
STMicroelectronics NV2	117,120	1,780,672
STMicroelectronics NV2	59,550	906,947
Taiwan Semiconductor Manufacturing Co. Ltd.	676,000	5,022,433
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	49,860	1,899,666
Xilinx, Inc.	4,860	414,898
		26,023,481

Software—2.8%
Adobe, Inc.[1]	23,820	5,854,003
Atlassian Corp. plc, Cl. A1	11,880	901,811
Capcom Co. Ltd.	57,500	1,200,865
Dassault Systemes SE	7,633	954,467
Fair Isaac Corp.[1]	2,870	553,078
Intuit, Inc.	26,720	5,637,920
Nintendo Co. Ltd.	20,200	6,262,051
PTC, Inc.[1]	8,040	662,576
RealPage, Inc.[1]	12,380	656,140
RingCentral, Inc., Cl. A1	10,340	803,728
SAP SE	107,286	11,497,853
ServiceNow, Inc.[1]	6,410	1,160,466
Splunk, Inc.[1]	5,860	585,062
Synopsys, Inc.[1]	10,900	975,877
Temenos AG1	17,193	2,348,875
Ultimate Software Group, Inc. (The)[1]	1,260	335,954
Zendesk, Inc.[1]	10,510	577,735
		40,968,461

Technology Hardware, Storage & Peripherals—0.2%
Samsung Electronics Co. Ltd.	71,278	2,665,770

25      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Materials—1.9%
Chemicals—0.8%
Air Liquide SA	32,727	$3,964,330
Akzo Nobel NV	27,557	2,317,669
Ashland Global Holdings, Inc.	4,630	342,527
Celanese Corp., Cl. A	4,590	444,954
Essentra plc	5,155	25,146
Ingevity Corp.[1]	3,970	361,588
Novozymes AS, Cl. B	22,159	1,094,521
Sika AG	11,514	1,476,311
Westlake Chemical Partners LP4	38,992	902,665
		10,929,711

Construction Materials—0.1%
Dalmia Bharat Ltd.[1]	3,757	106,930
Indocement Tunggal Prakarsa Tbk PT	387,500	440,021
James Hardie Industries plc	54,500	726,023
UltraTech Cement Ltd.	9,837	465,592
		1,738,566

Containers & Packaging—0.1%
Avery Dennison Corp.	6,940	629,597
CCL Industries, Inc., Cl. B	36,461	1,533,830
		2,163,427

Metals & Mining—0.9%
Agnico Eagle Mines Ltd.	40,640	1,437,030
Anglo American plc	104,795	2,241,209
Glencore plc[1]	928,560	3,779,620
Grupo Mexico SAB de CV	425,392	981,533
Korea Zinc Co. Ltd.	1,301	434,291
Polyus PJSC, GDR[3]	6,900	211,465
Real Gold Mining Ltd.[1,5]	273,000	—
Vale SA, Cl. B, Sponsored ADR	67,420	1,018,042
Wheaton Precious Metals Corp.	137,790	2,263,890
		12,367,080

Telecommunication Services—0.9%
Diversified Telecommunication Services—0.5%
Nippon Telegraph & Telephone Corp.	104,200	4,376,071
Spark New Zealand Ltd.	1,040,318	2,687,086
		7,063,157

Wireless Telecommunication Services—0.4%
Rogers Communications, Inc., Cl. B	33,313	1,715,438
SK Telecom Co. Ltd.	16,006	3,762,252
SoftBank Group Corp.	7,800	632,412
		6,110,102
Total Common Stocks (Cost $717,166,753)		676,093,038

26      OPPENHEIMER GLOBAL ALLOCATION FUND

		Shares	Value
Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $32,853)		629,697	$65,401

		Principal Amount
U.S. Government Obligations—5.0%
United States Treasury Bonds, 2.875%, 8/15/45[6,7]		$17,022,000	15,479,714
United States Treasury Nts.:
1.625%, 2/15/26[6,7]		38,920,000	35,231,722
2.75%, 2/15/28[6,7]		22,488,000	21,781,736
Total U.S. Government Obligations (Cost $77,964,623)			72,493,172

Foreign Government Obligations—11.1%
Belgium—0.4%
Kingdom of Belgium, Series 85, 0.80% Sr. Unsec. Nts., 6/22/28[3,8]	EUR	5,560,000	6,310,248

Canada—1.4%
Canada, 1.00% Bonds, 6/1/27	CAD	30,815,000	20,749,009

France—1.9%
French Republic, 0.75% Bonds, 5/25/28[8]	EUR	23,610,000	26,901,701

Germany—2.5%
Bundesrepublik Deutschland Bundesanleihe, 0.50% Bonds, 8/15/27[8]	EUR	30,525,000	35,281,008

Italy—1.2%
Italian Republic, 2.00% Bonds, 2/1/28	EUR	16,990,000	17,350,448

Netherlands—0.4%
Kingdom of Netherlands, 0.75% Bonds, 7/15/28[3,8]	EUR	5,330,000	6,170,666

Spain—0.9%
Kingdom of Spain, 1.40% Sr. Unsec. Nts., 4/30/28[3,8]	EUR	11,510,000	12,937,109

United Kingdom—2.4%
United Kingdom Gilt, 4.25% Bonds, 12/7/27[8]	GBP	21,710,000	34,751,864
Total Foreign Government Obligations (Cost $174,067,553)			160,452,053

Non-Convertible Corporate Bond and Note—0.0%
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22 (Cost $210,844)		210,000	216,768

				Notional
	Counter-	Exercise	Expiration	Amount	Contracts
	party	Price	Date	(000’s)	(000’s)
Over-the-Counter Options Purchased—0.1%
EUR Currency Put[1,11]	BOA	JPY127.500	11/7/18	EUR 200,000	EUR 140,000	444,548
GBP Currency Put[1,12]	BOA	JPY145.000	11/13/18	GBP 70,000	GBP 49,000	391,819

27      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

				Notional
	Counter-	Exercise	Expiration	Amount		Contracts
	party	Price	Date	(000’s	)	(000’s	)	Value
Over-the-Counter Options Purchased (Continued)
TRY Currency Call[1]	CITNA-B	TRY4.700	11/28/18	TRY 94,000		TRY 17,700		$2,513
ZAR Currency Put[1,13]	BOA	ZAR14.600	11/21/18	ZAR 1,460,000		ZAR 1,022,000		440,482
Total Over-the-Counter Options Purchased (Cost $821,333)								1,279,362

	Shares
Investment Companies—33.7%
iShares JP Morgan USD Emerging Markets Bond Exchange Traded Fund	729,180	76,315,978
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.12%[9,10]	27,748,502	27,748,502
Oppenheimer Master Event-Linked Bond Fund, LLC[9]	10,590,407	166,699,869
Oppenheimer Russell 1000 Dynamic Multifactor Exchange Traded Fund[9]	7,885,813	217,648,439
Total Investment Companies (Cost $495,200,020)		488,412,788

Total Investments, at Value (Cost $1,465,463,979)	96.6%	1,399,012,582
Net Other Assets (Liabilities)	3.4	48,674,318
Net Assets	100.0%	$1,447,686,900

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $34,486,072 or 2.38% of the Fund’s net assets at period end.

4. Security is a Master Limited Partnership.

5. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

6. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $58,588,371. See Note 6 of the accompanying Consolidated Notes.

7. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $1,547,395. See Note 6 of the accompanying Consolidated Notes.

8. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $122,352,596 or 8.45% of the Fund’s net assets at period end.

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 31, 2017	Additions	Reductions	October 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	178,062,806	979,350,488	1,129,664,792	27,748,502

28      OPPENHEIMER GLOBAL ALLOCATION FUND

Footnotes to Consolidated Statement of Investments (Continued)

	Shares	Gross	Gross	Shares
	October 31, 2017	Additions	Reductions	October 31, 2018
Oppenheimer Master Event-Linked Bond Fund, LLC	4,616,016	5,974,391	—	10,590,407
Oppenheimer Master Loan Fund, LLC	7,213,775	—	7,213,775	—
Oppenheimer Russell 1000 Dynamic Multifactor Exchange Traded Fund	—	8,431,078	545,265	7,885,813
Oppenheimer Senior Floating Rate Fund, Cl. I	4,392,376	—	4,392,376	—
Oppenheimer Ultra-Short Duration Fund, Cl. Y	—	23,699,827	23,699,827	—

				Change in
			Realized	Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)

Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$27,748,502	$904,717	$—	$—
Oppenheimer Master Event-Linked Bond Fund, LLC	166,699,869	9,248,685[a]	(3,070,198)[a]	468,246[a]
Oppenheimer Master Loan Fund, LLC	—	426,339[b]	(838,598)[b]	85,021[b]
Oppenheimer Russell 1000 Dynamic Multifactor Exchange Traded Fund	217,648,439	718,052	954,118	2,647,632
Oppenheimer Senior Floating Rate Fund, Cl. I	—	60,108	860,678	(1,036,373)
Oppenheimer Ultra-Short Duration Fund, Cl. Y	—	649,372	(406,010)	—

Total	$412,096,810	$12,007,273	$(2,500,010)	$2,164,526

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-linked Bond Fund, LLC

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

10. Rate shown is the 7-day yield at period end.

11. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 124 JPY per 1 EUR

12. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 139.5 JPY per 1 GBP

13. Knock-out option becomes ineligible for exercise if at any time spot rates are greater than or equal to 15.4 ZAR per 1 USD

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$772,290,270	55.2%
France	94,334,355	6.7
United Kingdom	88,004,021	6.3
Japan	87,443,105	6.3

29      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Germany	$78,983,206	5.6%
China	38,234,765	2.7
Canada	34,262,150	2.5
Switzerland	25,441,486	1.8
Spain	23,389,761	1.7
India	20,006,637	1.4
Italy	18,864,579	1.3
Netherlands	17,088,936	1.2
South Korea	16,022,116	1.1
Hong Kong	9,179,582	0.7
Russia	7,052,676	0.5
Taiwan	6,922,099	0.5
Belgium	6,310,248	0.5
Brazil	6,097,751	0.4
South Africa	5,718,381	0.4
Sweden	5,599,798	0.4
Denmark	5,405,703	0.4
Mexico	4,686,190	0.3
Philippines	3,923,858	0.3
New Zealand	3,657,526	0.3
Australia	2,726,302	0.2
Finland	2,217,550	0.2
Luxembourg	2,209,640	0.2
Ireland	1,850,516	0.1
United Arab Emirates	1,671,652	0.1
Thailand	1,585,453	0.1
Peru	1,203,034	0.1
Austria	1,132,124	0.1
Indonesia	909,499	0.1
Turkey	757,446	0.1
Chile	733,174	0.1
Colombia	682,828	0.1
Malaysia	651,962	0.0
Argentina	611,358	0.0
Egypt	552,755	0.0
Eurozone	444,547	0.0
Vietnam	153,543	0.0

Total	$1,399,012,582	100.0%

Forward Currency Exchange Contracts as of October 31, 2018
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	04/2019	BRL	1,220	USD	286	$36,945	$—
BAC	01/2019	CHF	15,595	USD	16,445	—	832,126
BAC	01/2019	MYR	9,760	USD	2,360	—	29,924
BAC	01/2019	THB	79,000	USD	2,444	—	53,859
BAC	01/2019	TRY	13,970	USD	2,174	211,595	—
BAC	01/2019	USD	646	ARS	26,980	—	35,269
BAC	01/2019	USD	1,421	CLP	944,800	61,729	—
BOA	11/2018	BRL	24,780	USD	6,191	464,624	—

30      OPPENHEIMER GLOBAL ALLOCATION FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BOA	02/2019	EUR	885	USD	1,021	$—	$8,853
BOA	11/2018	JPY	1,561,000	USD	13,981	—	132,695
BOA	11/2018	USD	6,665	BRL	24,780	9,566	—
BOA	01/2019	USD	4,924	IDR	74,413,000	99,415	—
BOA	01/2019	USD	8,554	INR	628,000	161,321	—
BOA	11/2018	USD	14,165	JPY	1,561,000	316,971	—
CITNA-B	01/2019	AUD	23,132	USD	16,847	—	451,149
CITNA-B	11/2018 -12/2018	BRL	34,660	USD	9,318	—	15,757
CITNA-B	01/2019	CAD	15,230	USD	11,816	—	227,775
CITNA-B	01/2019	DKK	19,750	USD	3,126	—	104,426
CITNA-B	01/2019	GBP	1,114	USD	1,465	—	35,069
CITNA-B	01/2019	HUF	92,000	USD	336	—	13,246
CITNA-B	01/2019	NOK	18,230	USD	2,246	—	75,053
CITNA-B	01/2019	PLN	7,170	USD	1,962	—	88,879
CITNA-B	01/2019	SEK	21,020	USD	2,415	—	100,538
CITNA-B	11/2018 - 04/2019	USD	6,666	BRL	26,000	23,099	336,395
CITNA-B	01/2019	USD	14,014	CHF	13,510	488,480	—
CITNA-B	01/2019	USD	3,421	DKK	21,515	129,098	—
CITNA-B	01/2019	USD	1,789	TRY	11,970	—	255,300
DEU	01/2019	JPY	9,250,000	USD	82,632	—	75,344
DEU	01/2019	USD	21,350	CAD	27,520	410,881	—
DEU	01/2019	USD	161,194	EUR	135,985	6,038,699	—
DEU	01/2019	USD	7,434	JPY	833,000	—	274
GSCO-OT	01/2019	CLP	2,079,000	USD	3,153	—	162,719
GSCO-OT	01/2019	INR	189,000	USD	2,567	—	41,732
GSCO-OT	06/2019	USD	2,358	RUB	152,470	104,245	—
HSBC	01/2019	ILS	6,010	USD	1,697	—	70,813
HSBC	01/2019	USD	1,929	CNH	13,280	32,281	—
HSBC	02/2019	USD	1,025	EUR	885	12,697	—
HSBC	01/2019	USD	40,086	GBP	30,460	988,173	—
HSBC	01/2019	USD	3,044	HKD	23,760	8,490	—
HSBC	01/2019	USD	91,565	JPY	10,215,000	395,812	—
HSBC	01/2019	USD	524	KRW	583,000	12,289	—
HSBC	01/2019	USD	209	MXN	4,000	14,623	—
HSBC	01/2019	USD	1,456	NZD	2,180	32,073	—
HSBC	01/2019	USD	3,174	PHP	174,000	—	68,912
HSBC	01/2019	USD	1,564	RON	6,215	56,134	—
JPM	12/2018	BRL	2,500	USD	595	75,120	—
JPM	01/2019	IDR	126,194,000	USD	8,319	—	137,220
JPM	06/2019	RUB	152,470	USD	2,188	66,024	—
JPM	01/2019	SGD	5,290	USD	3,885	—	58,935
JPM	01/2019	TWD	285,000	USD	9,396	—	133,417
JPM	12/2018	USD	662	BRL	2,500	—	7,763
JPM	01/2019	USD	15,593	EUR	13,215	514,624	—
JPM	01/2019	USD	1,535	PEN	5,080	32,604	—
JPM	01/2019	USD	817	RUB	55,000	—	10,729
JPM	01/2019	ZAR	87,980	USD	6,179	—	273,679

Total Unrealized Appreciation and Depreciation						$10,797,612	$3,837,850

31      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Futures Contracts as of October 31, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Canadian Bonds, 10 yr.	Buy	12/18/18	119	CAD 12,152	$11,945,649	$(206,282)
Euro-BUND	Buy	12/6/18	161	EUR 29,278	29,224,475	(53,064)
Japanese Bonds, 10 yr.	Buy	12/13/18	83	JPY 110,430	110,801,524	371,157
Long Gilt	Buy	12/27/18	169	GBP 26,419	26,442,493	23,556
MSCI Emerging
Market Index	Sell	12/21/18	886	USD 45,423	42,381,810	3,040,956
Nikkei 225 Index	Sell	12/13/18	122	JPY 24,198	23,657,199	540,317
S&P 500 E-Mini
Index	Buy	12/21/18	1,782	USD 249,408	241,550,100	(7,858,147)
S&P/TSX 60 Index	Buy	12/20/18	68	CAD 9,811	9,237,814	(573,662)
SPI 200 Index	Buy	12/20/18	151	AUD 16,502	15,499,597	(1,002,731)
Stoxx Europe 600
Index	Sell	12/21/18	7,302	EUR 156,917	149,119,096	7,798,277
United States
Treasury Nts., 10 yr.	Buy	12/19/18	536	USD 64,240	63,482,500	(757,299)
United States
Treasury Nts., 5 yr.	Buy	12/31/18	1,718	USD 194,556	193,073,673	(1,482,717)

						$(159,639)

Over-the-Counter Options Written at October 31, 2018
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value

		TRY		TRY

TRY Currency Call	CITNA-B	4.400	11/28/18	(24,850)	TRY 132,000	$40,147	$(2,982)

Centrally Cleared Credit Default Swaps at October 31, 2018
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.HY.30	Buy	5.000%	6/20/23	USD 50,950	$3,741,230	$(3,398,885)	$342,345
CDX.IG.31	Buy	1.000	12/20/23	USD 50,950	936,226	(823,319)	112,907

Total Centrally Cleared Credit Default Swaps					$4,677,456	$(4,222,204)	$455,252

Over-the-Counter Total Return Swaps at October 31, 2018
Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Russell 1000			One-Month USD
Growth Total			BBA LIBOR Plus
Return Index	JPM	Pay	51 bps	4/16/19	USD 50,204	$420,588	$420,588

32      OPPENHEIMER GLOBAL ALLOCATION FUND

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Russell Midcap			One-Month USD
Growth Total			BBA LIBOR Plus
Return Index	JPM	Pay	43 bps	4/16/19	USD 67,860	$(45,193)	$(45,193)

Total Over-the-Counter Total Return Swaps						$375,395	$375,395

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu

33      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BUND	German Federal Obligation
CDX.HY.30	Markit CDX High Yield Index
CDX.IG.31	Markit CDX Investment Grade Index
MSCI	Morgan Stanley Capital International
NIKKEI 225	225 top-rated Japanese Companies listed on the Tokyo Stock Exchange
S&P	Standard & Poor’s
TSX 60	60 largest companies on the Toronto Stock Exchange

See accompanying Notes to Consolidated Financial Statements.

34      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES October 31, 2018

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $1,048,762,956)	$ 986,915,772
Affiliated companies (cost $416,701,023)	412,096,810

1,399,012,582
Cash	34,441,455
Cash—foreign currencies (cost $1,099,053)	1,092,993
Cash used for collateral on futures	4,962,000
Cash used for collateral on centrally cleared swaps	6,043,377
Unrealized appreciation on forward currency exchange contracts	10,797,612
Swaps, at value	420,588
Receivables and other assets:
Interest and dividends	3,277,817
Investments sold	2,820,974
Variation margin receivable	2,446,968
Shares of beneficial interest sold	330,855
Other	425,351

Total assets	1,466,072,572
Liabilities
Unrealized depreciation on forward currency exchange contracts	3,837,850
Options written, at value (premiums received $40,147)	2,982
Swaps, at value	45,193
Centrally cleared swaps, at value (premiums received $4,677,456)	4,222,204
Payables and other liabilities:
Variation margin payable	4,034,623
Investments purchased	3,774,482
Shares of beneficial interest redeemed	1,452,809
Trustees’ compensation	437,822
Distribution and service plan fees	282,694
Foreign capital gains tax	56,454
Shareholder communications	22,000
Other	216,559

Total liabilities	18,385,672
Net Assets	$ 1,447,686,900

Composition of Net Assets
Par value of shares of beneficial interest	$ 789,486
Additional paid-in capital	1,408,350,260
Total distributable earnings	38,547,154

Net Assets	$ 1,447,686,900

35      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,050,081,528 and 56,815,947 shares of beneficial interest outstanding)	$18.48

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$19.61

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $209,903,334 and 11,934,753 shares of beneficial interest outstanding)	$17.59

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $33,299,601 and 1,798,746 shares of beneficial interest outstanding)	$18.51

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $39,909,146 and 2,205,497 shares of beneficial interest outstanding)	$18.10

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $114,493,291 and 6,193,631 shares of beneficial interest outstanding)	$18.49

See accompanying Notes to Consolidated Financial Statements.

36      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended October 31, 2018

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$ 9,171,648
Dividends	77,037
Net expenses	(569,292)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	8,679,393
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	420,670
Dividends	5,669
Net expenses	(18,381)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	407,958

Total allocation of net investment income from master funds	9,087,351
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,508,248)	17,454,748
Affiliated companies	2,332,249
Interest (net of foreign withholding taxes of $124,524)	8,148,350

Total investment income	27,935,347
Expenses
Management fees	12,952,620
Distribution and service plan fees:
Class A	2,830,696
Class B2	20,599
Class C	2,361,675
Class R	214,397
Transfer and shareholder servicing agent fees:
Class A	2,336,885
Class B2	4,304
Class C	472,695
Class I	9,901
Class R	87,146
Class Y	265,960
Shareholder communications:
Class A	69,787
Class B2	1,843
Class C	11,305
Class I	559
Class R	2,391
Class Y	4,551
Custodian fees and expenses	257,077
Borrowing fees	53,801
Trustees’ compensation	37,736
Other	334,499

Total expenses	22,330,427

37      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF OPERATIONS Continued

Expenses (Continued)
Less reduction to custodian expenses	$ (1,779)
Less waivers and reimbursements of expenses	(1,100,011)

Net expenses	21,228,637
Net Investment Income	15,794,061
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $90,462)	96,429,391
Affiliated companies	1,408,786
Option contracts written	(103,313)
Futures contracts	881,678
Foreign currency transactions	(276,111)
Forward currency exchange contracts	(571,034)
Swap contracts	(3,217,400)
Swaption contracts written	28,894
Net realized loss allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(3,070,198)
Oppenheimer Master Loan Fund, LLC	(838,598)

Net realized gain	90,672,095
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	(197,879,165)
Affiliated companies	1,611,259
Translation of assets and liabilities denominated in foreign currencies	(79,845)
Forward currency exchange contracts	7,227,109
Futures contracts	1,687,478
Option contracts written	33,618
Swap contracts	895,983
Swaption contracts written	(6)
Net change in unrealized appreciation/(depreciation) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	468,246
Oppenheimer Master Loan Fund, LLC	85,021

Net change in unrealized appreciation/(depreciation)	(185,950,302)
Net Decrease in Net Assets Resulting from Operations	$ (79,484,146)

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Consolidated Financial Statements.

38      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Year Ended October 31, 2017[1]
Operations
Net investment income	$15,794,061	$21,764,631
Net realized gain	90,672,095	100,694,996
Net change in unrealized appreciation/(depreciation)	(185,950,302)	62,492,163

Net increase (decrease) in net assets resulting from operations	(79,484,146)	184,951,790
Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(155,726)	(31,957,138)
Class B2	—	(409,300)
Class C	—	(6,145,060)
Class I	(71,643)	(744,944)
Class R	—	(1,026,798)
Class Y	(214,639)	(2,079,058)

Total dividends and distributions declared	(442,008)	(42,362,298)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(86,572,720)	(53,432,818)
Class B2	(7,337,776)	(12,049,760)
Class C	(14,053,128)	(22,478,232)
Class I	6,986,325	2,304,081
Class R	(681,442)	1,975,345
Class Y	(140,354)	52,486,258

Total beneficial interest transactions	(101,799,095)	(31,195,126)
Net Assets
Total increase (decrease)	(181,725,249)	111,394,366
Beginning of period	1,629,412,149	1,518,017,783

End of period	$1,447,686,900	$1,629,412,149

1. Prior period amounts have been conformed to current year presentation. See Notes to Consolidated Financial Statements, Note 2– New Accounting Pronouncements for further details.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Consolidated Financial Statements.

39      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$19.48	$17.77	$17.58	$17.43	$17.27
Income (loss) from investment operations:
Net investment income[2]	0.21	0.28	0.23	0.24	0.27
Net realized and unrealized gain (loss)	(1.21)	1.94	0.23	0.15	0.21

Total from investment operations	(1.00)	2.22	0.46	0.39	0.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[3]	(0.51)	(0.27)	(0.24)	(0.32)

Net asset value, end of period	$18.48	$19.48	$17.77	$17.58	$17.43

Total Return, at Net Asset Value[4]	(5.12)%	12.84%	2.72%	2.26%	2.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,050,082	$1,193,012	$1,139,315	$1,203,181	$1,279,187

Average net assets (in thousands)	$1,172,491	$1,157,102	$1,150,095	$1,247,197	$1,336,323

Ratios to average net assets:[5,6]
Net investment income	1.06%	1.51%	1.33%	1.39%	1.58%
Expenses excluding specific expenses listed below	1.32%	1.34%	1.34%	1.33%	1.37%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%

Total expenses[8]	1.32%	1.34%	1.34%	1.33%	1.37%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.27%	1.28%	1.28%	1.30%

Portfolio turnover rate	151%	40%	84%	83%	43%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	1.34%
Year Ended October 31, 2017	1.36%
Year Ended October 31, 2016	1.35%
Year Ended October 30, 2015	1.33%
Year Ended October 31, 2014	1.38%

See accompanying Notes to Consolidated Financial Statements.

40      OPPENHEIMER GLOBAL ALLOCATION FUND

Class C	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$18.67	$17.13	$17.00	$16.88	$16.78
Income (loss) from investment operations:
Net investment income[2]	0.06	0.14	0.10	0.11	0.14
Net realized and unrealized gain (loss)	(1.14)	1.85	0.23	0.14	0.21

Total from investment operations	(1.08)	1.99	0.33	0.25	0.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.45)	(0.20)	(0.13)	(0.25)

Net asset value, end of period	$17.59	$18.67	$17.13	$17.00	$16.88

Total Return, at Net Asset Value[3]	(5.84)%	11.99%	1.97%	1.50%	2.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$209,903	$237,072	$238,771	$247,445	$262,594

Average net assets (in thousands)	$237,237	$236,259	$240,948	$256,637	$275,145

Ratios to average net assets:[4,5]
Net investment income	0.31%	0.77%	0.58%	0.64%	0.83%
Expenses excluding specific expenses listed below	2.08%	2.09%	2.09%	2.08%	2.12%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	2.08%	2.09%	2.09%	2.08%	2.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.01%	2.02%	2.03%	2.03%	2.05%

Portfolio turnover rate	151%	40%	84%	83%	43%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	2.10%
Year Ended October 31, 2017	2.11%
Year Ended October 31, 2016	2.10%
Year Ended October 30, 2015	2.08%
Year Ended October 31, 2014	2.13%

See accompanying Notes to Consolidated Financial Statements.

41      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$19.48	$17.75	$17.56	$17.41	$17.25
Income (loss) from investment operations:
Net investment income[2]	0.29	0.36	0.29	0.31	0.32
Net realized and unrealized gain (loss)	(1.21)	1.93	0.25	0.16	0.24

Total from investment operations	(0.92)	2.29	0.54	0.47	0.56

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.56)	(0.35)	(0.32)	(0.40)

Net asset value, end of period	$18.51	$19.48	$17.75	$17.56	$17.41

Total Return, at Net Asset Value[3]	(4.75)%	13.33%	3.18%	2.71%	3.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,300	$28,163	$23,444	$747	$3,031

Average net assets (in thousands)	$33,025	$25,390	$9,808	$877	$1,075

Ratios to average net assets:[4,5]
Net investment income	1.48%	1.93%	1.66%	1.74%	1.90%
Expenses excluding specific expenses listed below	0.91%	0.90%	0.85%	0.88%	0.94%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	0.91%	0.90%	0.85%	0.88%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.84%	0.79%	0.83%	0.87%

Portfolio turnover rate	151%	40%	84%	83%	43%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	0.93%
Year Ended October 31, 2017	0.92%
Year Ended October 31, 2016	0.86%
Year Ended October 30, 2015	0.88%
Year Ended October 31, 2014	0.95%

See accompanying Notes to Consolidated Financial Statements.

42      OPPENHEIMER GLOBAL ALLOCATION FUND

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014

Class R

Per Share Operating Data
Net asset value, beginning of period	$19.12	$17.47	$17.29	$17.15	$17.01

Income (loss) from investment operations:
Net investment income[2]	0.16	0.23	0.18	0.20	0.23
Net realized and unrealized gain (loss)	(1.18)	1.90	0.24	0.14	0.20

Total from investment operations	(1.02)	2.13	0.42	0.34	0.43

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.48)	(0.24)	(0.20)	(0.29)

Net asset value, end of period	$18.10	$19.12	$17.47	$17.29	$17.15

Total Return, at Net Asset Value[3]	(5.34)%	12.55%	2.51%	1.98%	2.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,909	$42,854	$37,321	$36,537	$39,483

Average net assets (in thousands)	$43,762	$39,052	$36,498	$38,398	$42,159

Ratios to average net assets:[4,5]
Net investment income	0.82%	1.26%	1.09%	1.14%	1.33%
Expenses excluding specific expenses listed below	1.57%	1.59%	1.59%	1.58%	1.63%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	1.57%	1.59%	1.59%	1.58%	1.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.52%	1.53%	1.53%	1.56%

Portfolio turnover rate	151%	40%	84%	83%	43%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	1.59%
Year Ended October 31, 2017	1.61%
Year Ended October 31, 2016	1.60%
Year Ended October 30, 2015	1.58%
Year Ended October 31, 2014	1.64%

See accompanying Notes to Consolidated Financial Statements.

43      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014

Class Y

Per Share Operating Data
Net asset value, beginning of period	$19.47	$17.75	$17.56	$17.42	$17.26

Income (loss) from investment operations:
Net investment income[2]	0.26	0.32	0.28	0.29	0.32
Net realized and unrealized gain (loss)	(1.21)	1.94	0.23	0.14	0.22

Total from investment operations	(0.95)	2.26	0.51	0.43	0.54

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.54)	(0.32)	(0.29)	(0.38)

Net asset value, end of period	$18.49	$19.47	$17.75	$17.56	$17.42

Total Return, at Net Asset Value[3]	(4.88)%	13.13%	2.97%	2.47%	3.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$114,493	$121,039	$60,771	$45,698	$40,652

Average net assets (in thousands)	$133,677	$82,959	$52,148	$42,596	$39,075

Ratios to average net assets:[4,5]
Net investment income	1.31%	1.72%	1.63%	1.63%	1.86%
Expenses excluding specific expenses listed below	1.08%	1.10%	1.09%	1.08%	1.09%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	1.08%	1.10%	1.09%	1.08%	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.03%	1.03%	1.03%	1.02%

Portfolio turnover rate	151%	40%	84%	83%	43%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	1.10%
Year Ended October 31, 2017	1.12%
Year Ended October 31, 2016	1.10%
Year Ended October 30, 2015	1.08%
Year Ended October 31, 2014	1.10%

See accompanying Notes to Consolidated Financial Statements.

44      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS October 31, 2018

1. Organization

Oppenheimer Global Allocation Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Allocation Fund (Cayman) Ltd. (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and

45      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

    The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 5,651 shares with net assets of $37,587,981 in the Subsidiary.

Other financial information at period end:

Total market value of investments*	$—
Net assets	$37,587,981
Net income (loss)	$69,742
Net realized gain (loss)	$4,349,736
Net change in unrealized appreciation/depreciation	$—

*At period end, the Subsidiary only held cash.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

    For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

    Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

46      OPPENHEIMER GLOBAL ALLOCATION FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

47      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

    Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Total Distributable Earnings	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$110,413,639	$308,069	$71,121,221

1. The Fund had $308,069 of straddle losses which were deferred.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $111,062,368 of capital loss carryforward to offset capital

48      OPPENHEIMER GLOBAL ALLOCATION FUND

2. Significant Accounting Policies (Continued)

gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Earnings[4]
$8,759,141	$8,759,141

4. $8,522,658, including $8,418,017 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended October 31, 2018	Year Ended October 31, 2017
Distributions paid from:
Ordinary income	$442,008	$42,362,298

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,467,085,656
Federal tax cost of other investments	493,951,889

Total federal tax cost	$1,961,037,545

Gross unrealized appreciation	$54,959,546
Gross unrealized depreciation	(126,080,767)

Net unrealized depreciation	$(71,121,221)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

    During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

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3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

the time when the Fund’s assets are valued.

    Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated

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3. Securities Valuation (Continued)

with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$75,525,599	$73,463,328	$—	$148,988,927
Consumer Staples	17,887,711	33,430,631	—	51,318,342
Energy	42,431,497	20,664,308	—	63,095,805
Financials	30,138,914	57,596,105	—	87,735,019
Health Care	37,523,052	27,682,068	—	65,205,120
Industrials	20,243,910	74,898,882	—	95,142,792
Information Technology	42,382,680	81,852,310	—	124,234,990
Materials	9,915,656	17,283,128	—	27,198,784
Telecommunication Services	1,715,438	11,457,821	—	13,173,259
Preferred Stock	65,401	—	—	65,401
U.S. Government Obligations	—	72,493,172	—	72,493,172
Foreign Government Obligations	—	160,452,053	—	160,452,053
Non-Convertible Corporate Bond and Note	—	216,768	—	216,768
Over-the-Counter Options Purchased	—	1,279,362	—	1,279,362
Investment Companies	321,712,919	166,699,869	—	488,412,788

Total Investments, at Value	599,542,777	799,469,805	—	1,399,012,582
Other Financial Instruments:
Swaps, at value	—	420,588	—	420,588
Futures contracts	11,774,263	—	—	11,774,263
Forward currency exchange contracts	—	10,797,612	—	10,797,612

Total Assets	$611,317,040	$810,688,005	$—	$1,422,005,045

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(45,193)	$—	$(45,193)
Centrally cleared swaps, at value	—	(4,222,204)	—	(4,222,204)
Options written, at value	—	(2,982)	—	(2,982)
Futures contracts	(11,933,902)	—	—	(11,933,902)
Forward currency exchange contracts	—	(3,837,850)	—	(3,837,850)

Total Liabilities	$(11,933,902)	$(8,108,229)	$—	$(20,042,131)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(3,420,264)	$3,420,264
Financials	(1,915,088)	1,915,088
Health Care	(614,347)	614,347
Materials	(912,400)	912,400

Total Assets	$(6,862,099)	$6,862,099

* Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the

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4. Investments and Risks (Continued)

investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund,

LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 45.0% of Master Event-Linked Bond and no longer held Master Loan at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and

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5. Market Risk Factors (Continued)

principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $675,588,672 and $1,025,631,086, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains

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6. Use of Derivatives (Continued)

and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $463,292,897 and $119,422,527 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $135,109 and $115,966 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $265,120 and $468,069 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of

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6. Use of Derivatives (Continued)

Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

61      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

For the reporting period, the Fund had ending monthly average notional amounts of $23,770,769 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $98,322,095 and $129,947,417 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

At period end, the Fund had no interest rate swap agreements outstanding.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $9,081,845 on total return swaps which are short the reference asset.

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6. Use of Derivatives (Continued)

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

At period end, the Fund had no purchased swaption contracts outstanding.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $3,520 and $6,493 on purchased and written swaptions, respectively.

At period end, the Fund had no written swaption contracts outstanding.

63      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $12,739,517.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses

64      OPPENHEIMER GLOBAL ALLOCATION FUND

6. Use of Derivatives (Continued)

are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

65      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$2,328,746	$(141,548)	$(2,187,198)	$–	$–
Barclays Bank plc	310,269	(310,269)	–	–	–
Citibank NA	643,190	(643,190)	–	–	–
Deutsche Bank AG	6,449,580	(75,618)	(3,610,033)	(2,315,000)	448,929
Goldman Sachs Bank
USA	104,245	(104,245)	–	–	–
HSBC Bank USA NA	1,552,572	(139,725)	(1,412,847)	–	–
JPMorgan Chase Bank
NA	1,108,960	(666,936)	(442,024)	–	–

	$12,497,562	$(2,081,531)	$(7,652,102)	$(2,315,000)	$448,929

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(141,548)	$141,548	$–	$–	$–
Barclays Bank plc	(951,178)	310,269	530,748	–	(110,161)
Citibank NA	(1,706,569)	643,190	1,016,648	–	(46,731)
Deutsche Bank AG	(75,618)	75,618	–	–	–
Goldman Sachs Bank
USA	(204,451)	104,245	–	–	(100,206)
HSBC Bank USA NA	(139,725)	139,725	–	–	–
JPMorgan Chase Bank
NA	(666,936)	666,936	–	–	–

	$(3,886,025)	$2,081,531	$1,547,396	$–	$(257,098)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

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6. Use of Derivatives (Continued)

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Equity contracts	Swaps, at value	$420,588	Swaps, at value	$45,193
Credit contracts			Centrally cleared swaps,
			at value	4,222,204
Equity contracts	Variation margin receivable	2,446,968*	Variation margin payable	3,233,798*
Interest rate contracts			Variation margin payable	800,825*
	Unrealized appreciation on		Unrealized depreciation on
Forward currency	forward currency exchange		forward currency exchange
exchange contracts	contracts	10,797,612	contracts	3,837,850
Currency contracts			Options written, at value	2,982
Currency contracts	Investments, at value	1,279,362**

Total		$14,944,530		$12,142,852

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts
Commodity contracts	$—	$—	$—	$4,568,691
Credit contracts	—	—	—	—
Currency contracts	(261,555)	—	55,927	—
Equity contracts	(32,606)	—	(159,240)	(2,110,558)
Forward currency exchange contracts	—	—	—	—
Interest rate contracts	(16,970)	28,894	—	(1,353,115)
Volatility contracts	—	—	—	(223,340)

Total	$(311,131)	$28,894	$(103,313)	$881,678

67      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total
Commodity contracts	$—	$—	$4,568,691
Credit contracts	—	(168,566)	(168,566)
Currency contracts	—	—	(205,628)
Equity contracts	—	674,289	(1,628,115)
Forward currency exchange contracts	(571,034)	—	(571,034)
Interest rate contracts	—	(3,723,123)	(5,064,314)
Volatility contracts	—	—	(223,340)

Total	$(571,034)	$(3,217,400)	$(3,292,306)

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Swaption contracts written	Futures contracts
Credit contracts	$—	$—	$—	$—
Currency contracts	452,688	33,618	—	—
Equity contracts	—	—	—	4,304,640
Forward currency exchange contracts	—	—	—	—
Interest rate contracts	—	—	(6)	(2,617,162)

Total	$452,688	$33,618	$(6)	$1,687,478

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$—	$455,252	$455,252
Currency contracts	—	—	486,306
Equity contracts	—	375,395	4,680,035
Forward currency exchange contracts	7,227,109	—	7,227,109
Interest rate contracts	—	65,336	(2,551,832)

Total	$7,227,109	$895,983	$10,296,870

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

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7. Shares of Beneficial Interest (Continued)

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Class A
Sold[1]	3,892,757	$76,793,596	5,154,234	$95,608,718
Dividends and/or distributions reinvested	7,324	144,168	1,712,064	29,581,846
Redeemed	(8,326,343)	(163,510,484)	(9,731,041)	(178,623,382)

Net decrease	(4,426,262)	$(86,572,720)	(2,864,743)	$(53,432,818)

Class B
Sold	1,476	$27,898	12,873	$227,380
Dividends and/or distributions reinvested	—	—	24,311	403,325
Redeemed[1]	(391,006)	(7,365,674)	(722,308)	(12,680,465)

Net decrease	(389,530)	$(7,337,776)	(685,124)	$(12,049,760)

Class C
Sold	1,785,156	$33,706,692	1,750,056	$31,150,274
Dividends and/or distributions reinvested	—	—	333,508	5,532,894
Redeemed	(2,545,096)	(47,759,820)	(3,329,805)	(59,161,400)

Net decrease	(759,940)	$(14,053,128)	(1,246,241)	$(22,478,232)

Class I
Sold	717,977	$14,132,813	233,115	$4,345,192
Dividends and/or distributions reinvested	3,643	71,612	42,957	744,567
Redeemed	(368,963)	(7,218,100)	(150,802)	(2,785,678)

Net increase	352,657	$6,986,325	125,270	$2,304,081

Class R
Sold	587,616	$11,339,184	619,381	$11,315,722
Dividends and/or distributions reinvested	—	—	57,150	968,474
Redeemed	(623,730)	(12,020,626)	(571,515)	(10,308,851)

Net increase (decrease)	(36,114)	$(681,442)	105,016	$1,975,345

Class Y
Sold	3,139,073	$61,765,740	4,104,270	$76,565,697
Dividends and/or distributions reinvested	8,931	175,574	103,417	1,791,705
Redeemed	(3,172,571)	(62,081,668)	(1,413,141)	(25,871,144)

Net increase (decrease)	(24,567)	$(140,354)	2,794,546	$52,486,258

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

69      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

8. Purchases and Sales of Securities (Continued)

	Purchases	Sales
Investment securities	$2,193,063,056	$2,182,889,269
U.S. government and government agency obligations	67,927,221	44,976,200

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.80%
Next $2.0 billion	0.76
Next $1.0 billion	0.71
Next $1.0 billion	0.66
Next $1.0 billion	0.60
Next $1.0 billion	0.55
Next $2.0 billion	0.50
Over $9.0 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

    The Fund’s effective management fee for the reporting period was 0.78% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid

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9. Fees and Other Transactions with Affiliates (Continued)

by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired

Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$3,144
Payments Made to Retired Trustees	93,413
Accumulated Liability as of October 31, 2018	215,715

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

71      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B1	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor
October 31, 2018	$216,723	$—	$1,086	$23,585	$—

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $219,256. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

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9. Fees and Other Transactions with Affiliates (Continued)

Class A	$29,947
Class B1	151
Class C	5,984
Class R	1,087
Class Y	3,191

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $840,395 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Cross-Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board of Trustees. These procedures are designed to ensure that any cross-trade of securities between Funds or between a Fund and another account or private fund that is an affiliate of the Fund solely by virtue of having a common investment adviser, common trustee/ director or common officer complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price.

During the period, the Fund had $34,804,131 in purchases and $35,252,509 in sales considered cross-trades, resulting in $(332,842) of realized gain/(loss).

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Quest for Value Funds:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Allocation Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, and subsidiary, including the consolidated statement of investments, as of October 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two year period then ended, and the related consolidated notes (collectively, the “consolidated financial statements”) and the consolidated financial highlights for each of the years in the five year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Fund and subsidiary as of October 31, 2018, the results of their consolidated operations for the year then ended, the changes in their consolidated net assets for each of the years in the two year period then ended, and the consolidated financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund and subsidiary in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

December 21, 2018

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 27.59% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $16,879,046 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2018, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $3,593,735 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $1,201,173 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

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The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Alessio de Longis, and Benjamin Rockmuller, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the world allocation category. The Board noted that the Fund’s one-year, three-year and five-year performance was better than its category median although its ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load world allocation funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversee 47 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Chairman of the Board of Trustees (since 2009), Trustee (since 2001) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (registered business development company) (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004- June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Director, Board of Directors of Caron Engineering Inc. (since January 2018); Advisor, Board of Advisors of Caron Engineering Inc. (December 2014-December 2017); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Director of THL Credit, Inc. (since November 2016) (alternative credit investment manager); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (April 2012-September 2016); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster

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Edmund P. Giambastiani, Jr., Continued	Worldwide, Inc. (career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007); Supreme Allied Commander of NATO Allied Command Transformation (2003-2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Trustee of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley , Trustee (since 2009) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick Simon & Co. (wealth management), LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (healthcare) (since November 2012); Advisory Board Director of The Alberleen Group LLC (investment banking) (since March 2012); Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC) (since 2016); Board Member of 100 Women in Finance (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Director of The Komera Project (non-profit) (April 2012-2016); New York Advisory Board Director of Peace First (non-profit) (March 2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse (investment banking): Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

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Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/ Trustees of Value Line Funds; Trustee (since January 2015) and Treasurer and Chairman of the Audit Committee and Finance Committee (since January 2016) of Board of Trustees of Huntington Disease Foundation of America; Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 105 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Rockmuller, de Longis,, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

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TRUSTEES AND OFFICERS Unaudited / Continued

Benjamin H. Rockmuller, Vice President (since 2011) Year of Birth: 1979	Vice President of the Sub-Adviser (since September 2010); Senior Portfolio Manager of the Sub-Adviser (since January 2014); Portfolio Manager of the Sub-Adviser (July 2010-January 2014); Assistant Vice President of the Sub-Adviser (January 2010-August 2010); Senior Analyst of the Sub-Adviser for the Global Debt Team (January 2010-July 2010); Intermediate Analyst of the Sub-Adviser for the Global Debt Team (January 2007-January 2010); Junior Analyst of the Sub-Adviser for the Global Debt Team (April 2004-January 2007); Junior Analyst of the Sub-Adviser for the High Yield Team (June 2003-April 2004).

Alessio de Longis, Vice President (since 2015) Year of Birth: 1978	Vice President of the Sub-Adviser (since June 2010); Assistant Vice President of the Sub-Adviser (May 2009-June 2010); Senior Research Analyst of the Sub-Adviser (January 2008-June 2010); Intermediate Research Analyst of the Sub-Adviser (January 2006-January 2008) Junior Analyst of the Sub-Adviser (February 2004-January 2006).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973

Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL ALLOCATION FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

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We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

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All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

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Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

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Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 225 Liberty Street, New York, NY 10281-1008 © 2018 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0257.001.1018 December 21, 2018

Annual Report	10/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Fundamental Alternatives Fund

An Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	HFRX Global Hedge Fund Index
1-Year	2.34%	-3.55%	-3.53%
5-Year	3.15	1.93	0.14
10-Year	3.67	3.05	1.37

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 2.34% for the 12-month reporting period ending 10/31/18. The Fund outperformed its benchmark, the HFRX Global Hedge Fund Index (Index), which returned -3.53% during the same period, by 587 basis points (bps). The Fund also outperformed the Morningstar Multialternative Fund category average, which produced a return of -1.98%, by 432 bps. Moreover, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays Index) by 439 bps during the same period. Our Long/Short Equity and Long/Short Credit strategies generated strong positive returns while the Long/Short Macro strategy generated modest positive returns.

The Fund offers the flexibility often associated with alternatives while providing the daily liquidity and transparency benefits of a mutual fund. It seeks to provide investors with strong risk-adjusted returns that have low sensitivity to traditional market factors over the long term. The investment team’s process has an underlying value philosophy that combines bottom-up and top-down fundamental analysis for security selection and portfolio construction. The Fund can invest both long and short across distinct alternative investment strategies including Long/Short Equity, Long/Short Credit and Long/Short Macro (including currencies, interest rates, sovereign debt and commodities), making the Fund truly flexible.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

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Although many investors focus on the short-term outlook when considering potential investments, the Fund utilizes a longer-term approach. We look at changing dynamics on both a macroeconomic and microeconomic basis over a multi-year time horizon to uncover investment opportunities that emerge from change.

The Fund continues to deliver on its value proposition of effective diversification combined with low volatility (3.49% standard deviation during the reporting period, which was meaningfully lower than the 12.19% volatility of the S&P 500), good downside risk mitigation and high risk-adjusted returns. Two key measures of these risk-adjusted returns are the Sharpe ratio (which penalizes both upside and downside volatility) and the Sortino ratio (which penalizes only downside volatility). For the period from April 2012 to October 2018 (the time that Michelle Borré has managed the strategy), the Fund has been ranked in the 3rd percentile of the Morningstar Multialternative peer group for Sharpe ratio and the 3rd percentile for Sortino ratio. The Fund’s standard deviation ranks in the 9th percentile of its peer group and its maximum drawdown ranks in the 2nd percentile for the same period. Moreover, we believe that upside/downside capture ratios provide a good measure of the Fund’s downside protection. The upside capture ratio is the cumulative performance of the Fund in all up months of positive return divided by the cumulative performance of an index in those months. The downside capture ratio is the cumulative performance of the Fund in all down months of negative return divided by the cumulative performance of the index in those months. For the period from April 2012 to October 2018, the Fund’s upside capture has been 74% of the Index and its downside capture has been just 18%. This level of asymmetry means that the Fund has delivered significantly more upside than downside during that period. In contrast, the Morningstar Multialternative peer group average captured 79% of the upside of the Index but also 75% of the downside over the same period. In our view, these risk-adjusted returns and upside/downside capture ratios are a testament to the Fund’s intelligent blending of multiple strategies across multiple asset classes.

MARKET OVERVIEW

Regarding the macro environment, risk assets around the world rallied from the date of Trump’s election victory in November 2016 through 12/31/17, pushing valuations close to all-time highs for a variety of asset classes. During the first ten months of 2018, however, many of these asset classes have reversed course and posted losses. As a result, although the S&P 500 generated a positive total return of 7.35% during the reporting period, the Nikkei 225 Index has declined 0.33% in the same period, the DAX Index (German equities) has fallen 14.99%, the MSCI Emerging Markets Index has fallen 12.52% and the Shanghai Composite Index has fallen 21.49%. In addition, the performance difference between growth and value equities has continued to be unusually

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wide, with the Russell 1000 Growth Index generating a 10.71% return during the reporting period compared to the 2.72% return for the Russell 1000 Value Index. Against this backdrop, interest rates have continued to climb higher, with the yield on the 10-year Treasury note rising from 1.85% on election day to 3.14% by the end of the reporting period for an increase of 129 bps. Fixed income has come under pressure as rates have continued to back up, with the Bloomberg Barclays Index falling 2.05% during the reporting period. In our view, Treasuries could become less helpful to investors during market selloffs, in part because they offer low yields, making the risk/reward tradeoff unattractive. This is especially true as the Federal Reserve (Fed) continues along its well-telegraphed path of raising rates while simultaneously shrinking its balance sheet.

The Trump administration has injected a level of policy uncertainty into the markets that investors have not seen in quite a while. At the same time, structural flaws in both Europe and Japan remain unresolved. China and other emerging markets will likely eventually face slower long-term growth because the current growth is overly reliant, in our view, on excessive credit expansion. Meanwhile, we believe that in a number of countries there has been a meaningful change in the relationship between elected representatives and voters, or stated differently, between those who make policies and those who actually pay for those policies. We have discussed in previous commentaries the impact of Brexit along with the rise of populist parties in Europe. In March 2018, Italian voters shunned center left parties and instead voted for populist and center right candidates, resulting in a hung parliament. Although the Euro-skeptic/populist Five Star party and the anti-immigrant League party have subsequently formed a ruling coalition, it remains to be seen how effectively they can govern and for how long. The new government is currently testing the existing budget constraints in the EU. More recently, in September 2018, Sweden held elections but no single party won enough votes to form a government. The nationalist Sweden Democrats (SD) won 18% of the vote although the center-left ruling coalition and the center-right alliance (both with approximately 40% of the vote) have refused to govern with SD. Shortly after that election, Prime Minister Stefan Lofven lost a no-confidence vote and will be forced to step down. A major issue in the election was Sweden’s immigration policy. In October, German Chancellor Angela Merkel’s party, the Christian Democratic Union (CDU), posted weak showings in regional elections, causing Chancellor Merkel to announce that she would not run for re-election either as Chancellor of Germany or as head of the CDU. Joining the EU opened the door to new problems like immigration and the need to bail out peripheral nations. However, the EU does not seem capable of solving these issues, which has caused significant internal tension. We believe the EU in its current form is unsustainable, although we do not know what specific catalysts might cause changes

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in its structure or when those changes might occur.

Moreover, we believe investors now face rising geopolitical risks both in the U.S. and around the world. Simultaneous trade disputes between the U.S. and China, Europe, Japan, Canada and Mexico have the potential to escalate meaningfully. At the same time, the Trump administration faces challenges at home including Democratic control of the House of Representatives starting in January and the ongoing investigation by special counsel Robert Mueller. Under these circumstances, we believe investors could benefit from a broader toolkit than was needed during the risk-on, quantitative easing-supported market of the past several years and a different toolkit than has been effective in the past because of the unfavorable risk/reward in conservative fixed income. Part of this broader toolkit could include the Fund’s ability to take short positions that can profit from market declines.

FUND REVIEW

Long/Short Equity Strategy. This strategy generated strong positive returns during the reporting period. The top contributors were our call options on the S&P 500 as well as our long positions in Apple and Cisco. In contrast, the biggest detractors were our long positions in General Electric and Chubb and our short position in Ahold.

Top Contributors

Our call options on the S&P 500 contributed to performance as the index climbed 7.35% in the reporting period on the back of strong earnings acceleration, solid quarterly results and continued economic growth in the U.S. We like the asymmetry of the call options, which have limited downside and considerably more potential upside.

Our position in Apple Inc. (AAPL), a technology company that designs and sells consumer electronics and online services, contributed to performance with strong quarterly results driven by solid price increases on newer product models. In addition, investors have gained a better appreciation of the benefit of Apple’s recurring revenue stream from services as well as its aggressive plans to return capital to shareholders. In this regard, in May 2018, management announced a new $100 billion share repurchase program and increased the dividend by 16%. The new buyback program commenced in June 2018 and the increase in the dividend is the largest since the company re-introduced the dividend in 2012.

Our position in Cisco Systems (CSCO), a manufacturer of networking hardware and telecommunications equipment, also contributed to performance. The company’s shares have benefitted from a variety of

7      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

factors. First, Cisco is showing tangible evidence of its ability to transition to a higher mix of recurring revenue through a subscription model. Second, the company has been a major beneficiary of capital repatriation enabled by the recently enacted tax reforms. Management has made clear that it will use these funds to improve its shareholder capital allocation program. Finally, Cisco has benefitted from overall improvement in the enterprise spending environment on the back of improved economic conditions, higher corporate cash flows (resulting from lower taxes) and accelerated depreciation available under the new tax laws.

Largest Detractors

Our long position in General Electric (GE), an industrial conglomerate focused on aviation, power, energy, and healthcare, underperformed during the period in part due to investors’ concerns about the magnitude of revisions to the earnings outlook for 2017-2018. The concerns stem from a weaker global gas power generation outlook, a longer recovery period for the Oil & Gas business and a slowing wide-body aerospace cycle. The market has also been penalizing GE’s lower free cash flow conversion rate of 65% versus its historical rate of 80%. The announced dividend cuts in November 2017 and October 2018 were negatives that hurt the stock, but they give the company needed flexibility to fund future capital expenditures. The January 2018 announcement of a reinsurance charge and required cash contribution for GE Capital compounded the problem. Larry Culp, the former CEO of Danaher, was named as the new CEO of the company on October 1, 2018 to help turn GE around. We believe Mr. Culp’s strategic vision and track record for operating excellence (as evidenced by his successful tenure at Danaher) should help right the ship. GE remains a small position in the portfolio at 0.56% as of 10/31/18.

Our long position in Chubb Ltd. (CB), a global insurance provider, also detracted from performance. During the reporting period, the stock retraced the strong gains it registered in the aftermath of the hurricanes in 2017. This retracement occurred because industry-wide pricing in response to the massive storm-related losses fell short of investor expectations. Importantly, pricing for commercial property and casualty insurance turned positive in the fourth quarter of 2017 and has remained positive through the third quarter of 2018. Previously, pricing for commercial property and casualty insurance had been declining for several years. Finally, Chubb was a relative loser in the wake of recently enacted tax reforms because the company’s already low tax rate meant that it benefitted significantly less than other firms from the reduction in the statutory rate.

Our short position in Koninklijke Ahold Delhaize (AD NA), an international retailer, detracted from performance as well. The shares troughed while the merger of Amazon and Whole Foods was pending. Several factors have helped support the stock price, negatively impacting our position. First,

8      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

overall consumer demand in the U.S. has been constructive as we have seen through the results of Walmart and Target. Second, although the company is facing competitive pressure domestically in terms of sales and margins, it did get something of a short-term reprieve. Competitor LIDL has taken longer to ramp up than expected due to execution issues such as site selection and re-stocking, and it has made some changes at the local manager level. However, LIDL is once again expanding its footprint in the U.S., having acquired 27 new stores in New York and New Jersey in November 2018. In response to the competitive environment, Ahold is attempting to reposition its Stop & Shop brand and is investing incremental capex in that business.

Long/Short Credit and Long/Short Macro Strategies. The Fund’s Long/Short Credit strategy generated strong returns during the reporting period while the Long/ Short Macro strategy generated modestly positive returns. In terms of individual holdings, the top performers were our long/ short position in European sovereign debt, our options position that benefits from rising U.S. interest rates and our relative value position in Neiman Marcus. The top detractors were our long position in gold, our short position in the Australian dollar and our long position in junior subordinated debt issued by Wells Fargo.

Top Contributors

Our long/short position in European credit spreads contributed to performance in the period. This position benefits from wider spreads between Germany and less credit worthy European sovereigns (i.e., Italy, Spain and France). In March, Italian voters shunned center left parties and instead voted for populist and center right candidates, resulting in a hung parliament. Since then, the Euro-skeptic/populist Five Star party and the anti-immigrant League party have formed a ruling coalition. The government’s plans call for a larger fiscal deficit, which detracts from Italy’s credit profile. Furthermore, a larger deficit increases the strain on Italy’s relationship with the EU. Both of these factors have caused Italian credit spreads to widen, benefitting our position.

Similarly, our options position that benefits from higher U.S. interest rates contributed to performance. The Trump administration’s expansionary fiscal policies have increased the government’s funding needs and stimulated economic growth. At the same time, the Fed has continued to raise interest rates while shrinking its balance sheet, thereby tightening monetary policy. This combination of factors has pushed U.S. rates higher, benefitting our position.

Our relative value position in Neiman Marcus, a multi-line department store operator, also contributed to performance. This is a long position in a term loan offset by a short position in a secured corporate bond expressed through a credit default swap. This relative value position should benefit from a capital restructuring at the company. During the reporting period, Neiman Marcus’s

9      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

operating performance stabilized marginally, although not enough to address adequately the company’s leverage issues. As debt maturities approach, these leverage issues have become more pressing, which has benefitted our position.

Largest Detractors

In contrast, our position in gold (GLD) detracted from performance as the yellow metal declined by 4.48% to $1,214 per troy ounce in the period. Gold bullion, which began the period at $1,271, oscillated in a $206 range before ending the period with a loss of $56 per ounce. The precious metals complex fell on the back of a stronger dollar (the U.S. Dollar Index climbed 2.72% in the period), continued solid economic growth, rising U.S. interest rates and moderate inflation expectations. We believe some investors are increasingly viewing gold and other precious metals as warrants (i.e., long-dated options) on monetary policy going off the rails or a potential hedge against competitive currency debasement or adverse geopolitical events.

Our short position in the Australian dollar detracted from performance. We were short several different currencies relative to the U.S. dollar, including the Australian dollar. Australia is a major exporter of commodities and other goods to China. Solid economic growth in China has resulted in steady demand for exports from Australia, which supported the value of the Australian dollar and hurt our short position. We exited this currency position in January 2018.

Finally, our position in junior subordinated bonds issued by Wells Fargo detracted from performance as well. We exited this position in June. These bonds were fixed to floating rate securities that were paying a fixed rate of 5.9%. If these securities were not called (redeemed) in June of 2024, they would pay a floating rate of 3-month Libor plus 311 bps. The bonds were negatively impacted in the period by rising yields on longer-dated Treasuries as well as by widening credit spreads. Wider spreads reduced the probability that these bonds would be called, which in turn negatively impacted performance.

STRATEGY AND OUTLOOK

After a nearly two-year hiatus, volatility and drawdowns have returned. In our view, the sudden spike in volatility and 10% drop in the S&P 500 in January were overdue. The actual outlier was 2017 with its 50-year lows in equity volatility, 30-year lows in Treasury volatility, and a maximum drawdown of 2.8% on the S&P 500—well below the annual average of more than 10%. In particular, by the end of 2017, it had been more than 380 days since the last 5% draw down on the S&P 500, far longer than the 90-day average of the last nine decades. The market was due for a spike in volatility and a meaningful drawdown, both of which occurred in late January as the CBOE Volatility Index (VIX Index) jumped more than 250% and the S&P 500 fell 10.1%. The bumpiness

10      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

continued as the VIX Index spiked 65% in late March and the S&P 500 sold off 7.5%. In October, the VIX Index spiked 115% and the S&P 500 sold off 9.8%. Prolonged periods of low volatility breed complacency and a lack of mindfulness about downside risk. We believe many investors are starting to pay attention again.

The combination of tax cuts, fiscal stimulus and a tight labor market could lead to higher inflation and higher rates than many investors expect. The Trump administration is pursuing a triple play of tax cuts, higher federal spending and a major proposed infrastructure plan. Significantly, these efforts are taking place as the economy has accelerated and during a tight labor market. The fact that the administration is pursuing these policies in the absence of a recession makes them unusual. The fact that it is pursuing them all at the same time and so late in the economic cycle makes them highly unusual. We believe this stimulus increases the dual risks of higher inflation and tighter monetary policy.

U.S. Equities are Outperforming International Equities for a Reason this Year. The S&P 500 is meaningfully outperforming most developed and emerging market equity indices thus far in 2018—and there is a reason why. In the fourth quarter of 2017, the Fed was raising interest rates and starting to shrink its balance sheet. Simply put, quantitative easing was morphing into quantitative tightening. By the end of the reporting period, Congress had enacted tax reforms, it had agreed to two years of fiscal stimulus and the Trump administration had drafted an infrastructure program. As a result, the federal government was borrowing more at a time when the U.S. Treasury was selling assets. This combination of factors effectively pulled U.S. dollars out of the rest of the world, making it more expensive to borrow in dollars. The good news for U.S. companies is that they have enjoyed the benefits of several offsets in the form of lower tax rates, increased fiscal stimulus, consistent deregulation by the Trump administration and accelerating economic growth. In contrast, companies in other developed markets as well as those in the emerging markets have enjoyed few (if any) such offsets. This is part of the reason why economic growth in the U.S. and earnings growth for the S&P 500 have been so robust relative to other markets through the first three quarters of 2018.

The trade winds are shifting but by how much remains to be seen. In the wake of Trump’s election victory, we wrote in our fourth quarter commentary for 2016 that international trade was one area of public policy where Trump did not need the approval of Congress to effect meaningful change. That view has proved to be correct so far as the U.S. has engaged in simultaneous trade disputes with China, Europe, Japan, Mexico and Canada. The disputes with Mexico and Canada may be heading toward resolution but the other disputes remain outstanding and how or when they are resolved remains uncertain. We do know, however, that trade barriers tend to make goods and services

11      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

more expensive, and on a longer-term basis, they tend to slow economic growth, although the impact may not be apparent for some time.

There is a changing of the guard at the Fed. Jerome Powell became the new Chairman of the Fed when Janet Yellen’s term expired in February. Randy Quarles joined the Fed in early 2018, Richard Clarida joined the Fed as Vice Chairman in August and Michelle Bowman joined the Fed in November 2018. Trump has also nominated Professor Marvin Goodfriend and Fed staff member Nellie Liang to positions as Fed Governors. If a newly reconstituted Fed is more hawkish than investors currently expect, then the Trump administration could ultimately shift the tide away from the current easy money policies of central banks around the world. The Fed has raised the Fed Funds rates by 25 bps eight times since December 2015, including three times 2018, and indicated that it plans an additional hike in December 2018, three in 2019 and one in 2020. It also started to normalize its $4.5 trillion balance sheet in October 2017, which is effectively additional monetary policy tightening. At the Fed’s stated pace, that balance sheet should shrink below $4.0 trillion by the end of 2018.

The Fed is not alone—other central banks are moving in the same direction. Almost a dozen central banks around the world have started hiking rates this year in response to rising inflation and a falling local currency. Among the G-4 central banks, the European Central Bank is currently tapering its QE program (which is expected to end in December), the Bank of Japan has signaled that it could let the yield on 10-year Japanese government bonds start to rise next year, and the Bank of England recently hiked rates for the second time in a decade. All of this is a notable regime shift after years of coordinated monetary policy easing on a global basis. We could possibly see the first reduction of QE on a global basis in a while in 2019 as other central banks follow the U.S. in reducing stimulus. In fact, the rate at which G-4 central bank balance sheets are expanding has already slowed dramatically since the Fed started shrinking its balance sheet in 2017. The next step is for the collective size of those balance sheets to start contracting. Today, only the Fed’s balance sheet is contracting. This change could be significant because central bank buying of assets globally has impacted interest rates around the world. We have constructed the portfolio with an eye toward delivering low volatility, effective diversification, strong downside risk mitigation and high risk-adjusted returns in a variety of market conditions.

U.S. stocks and bonds remain expensive. Valuations for stocks and bonds in the U.S. are near their highest deciles going back 100 years. The fact that both asset classes are so expensive at the same time is unusual. Regarding equities, there has been an earnings boost coming from tax reform but in the long term, buying stocks at high valuations means lower expected future returns for investors. At the same time, U.S. fixed income is expensive relative to historical

12      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

valuations and the Fed has repeatedly warned of additional rate hikes through 2020. Moreover, the Trump administration’s fiscal and economic policies have caused a meaningful change in the outlook for fixed income. Treasury rates had been range bound for some time, with yields oscillating between 1.25% to 3.0%. In the longer run, however, we did not believe rates this low were sustainable. Trump’s election victory sent rates higher as the 10-year yield jumped from 1.85% on election day to 3.14% by 10/31/18. We have become more bearish on fixed income after the election. In our view, a strong focus on valuations is critical at this point in the economic, equity and credit cycles.

Seeking attractive investment opportunities later in the cycle. We believe the U.S. economy still has attractive growth potential in certain areas, and are waiting to see what additional pro-growth policies the Trump administration can actually implement. We recognize that there are pockets of innovation and disruption in different industries including consumer packaged goods, pharmaceuticals, consumer discretionary, real estate and technology. Nonetheless, we are mindful that the U.S. equity bull market became the longest on record since World War II as of 8/22/18, eclipsing the prior record that ran from October 1990 to March 2000. We also recognize that extended periods of low equity volatility historically have not been sustainable, and they typically resolve with a period of meaningfully higher volatility. In part because of the Fed’s multiple rounds of quantitative easing in the wake of the global financial crisis, the U.S. equity market entered an extended period of low volatility that began in early 2012 and continues through today. Over the last 30 years, the average maximum drawdown for the S&P 500 during periods of low volatility has been just under 10%. In sharp contrast, the average maximum drawdown for the S&P 500 during periods of high volatility has been just over 40%. The dual risks for investors are that volatility moves meaningfully higher and drawdowns become much more severe.

Moreover, we recognize that U.S. equity valuations are pushing up against the edge of bubble territory after several years when S&P 500 Index performance ran well ahead of earnings growth, leading to significant multiple expansion. (Since the S&P 500 bottomed in March 2009, it has climbed by more than 300% through 10/31/18 while S&P earnings have grown by less than one third of that figure.) In fact, the only time in the last four decades when the S&P 500 Index has traded at a higher price-earnings multiple on next 12 months’ consensus earnings was during the Tech Bubble in 1997-2000.

Accordingly, we continue to pick our spots, selecting securities that we believe offer attractive risk-adjusted returns. We remain focused, as always, on controlling volatility and mitigating downside risk. We expect to be in a cross-current heavy world for a while. We believe that the ability to generate attractive returns efficiently and without

13      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

taking on undue risk, controlling volatility and limiting drawdowns will be of greater value to investors in this kind of environment, and that is where our investment team’s efforts are focused.

Michelle Borré, CFA
Portfolio Manager

14      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Portfolio Positioning

LONG/SHORT CREDIT
	Long	Short	Net
Corporate Bonds & Hybrid Securities	6.7%	-%	6.7%
Asset Backed Securities	9.1	-	9.1
Bank Loans	11.2	-	11.2
Catastrophe Bonds	1.3	-0.1	1.2
Relative Value	8.2	-9.3	-1.1
Total	36.5%	-9.4%	27.1%

LONG/SHORT EQUITY
	Long	Short	Net
Common Stocks	56.1%	-33.4%	22.7%
Other Equity Derivatives	2.6	-1.8	0.8
Equity Options	1.2	-	1.2
Total	59.9%	-35.2%	24.7%

LONG/SHORT MACRO
	Long	Short	Net
Commodities	3.5%	-%	3.5%
Rates	-	-7.2	-7.2
Sovereign Debt	5.0	-9.0	-4.0
Currency	-	-3.8	-3.8
Total	8.5%	-20.0%	-11.5%

CASH
	Long	Short	Net
Collateral Cash	35.4%	-%	35.4%
Cash & Cash-Like Net of Collateral Cash	7.4	-	7.4
Total	42.8%	-%	42.8%

HEDGES
	Long	Short	Net
FX Hedges for Equities	-1.3%	-%	-1.3%
Duration Hedges (Bond Futures)	-1.1	-	-1.1
Total	-2.4%	-%	-2.4%

15      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

TOTAL PORTFOLIO

	Long	Short	Net
Long/Short Credit	36.5%	-9.4%	27.1%
Long/Short Equity	59.9	-35.2	24.7
Long/Short Macro	8.5	-20.0	-11.5
Cash	42.8	-	42.8
Hedges	-2.4	-	-2.4

Portfolio holdings are subject to change, and are dollar weighted based on total net assets. Percentages are as of October 31, 2018. Negative weightings may result from the use of leverage. Leverage involves the use of various financial instruments or borrowed capital in an attempt to increase investment return. Leverage risks include potential for higher volatility, greater decline of the Fund’s net asset value and fluctuations of dividends and distributions paid by the Fund.

16      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/18

	Inception Date	1-Year	5-Year	10-Year
Class A (QVOPX)	1/3/89	2.34%	3.15%	3.67%
Class C (QOPCX)	9/1/93	1.59	2.36	2.88
Class I (QOPIX)	2/28/13	2.77	3.58	3.72	*
Class R (QOPNX)	3/1/01	2.07	2.88	3.36
Class Y (QOPYX)	12/16/96	2.59	3.38	3.94

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/18

	Inception Date	1-Year	5-Year	10-Year
Class A (QVOPX)	1/3/89	-3.55%	1.93%	3.05%
Class C (QOPCX)	9/1/93	0.59	2.36	2.88
Class I (QOPIX)	2/28/13	2.77	3.58	3.72	*
Class R (QOPNX)	3/1/01	2.07	2.88	3.36
Class Y (QOPYX)	12/16/96	2.59	3.38	3.94

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the HFRX Global Hedge Fund Index. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of

17      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Morningstar ranking is for Class A shares and ranking may include more than one share class of funds in the category, including other share classes of this Fund. Ranking is based on total return as of 10/31/18, without considering sales charges. Different share classes may have different expenses and performance characteristics. Fund rankings are subject to change monthly. The Fund’s total-return percentile rank is relative to all funds that are in the Small Growth Funds category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on October 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

18      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

19      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Actual	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During 6 Months Ended October 31, 2018
Class A	$1,000.00	$1,031.20	$9.88
Class C	1,000.00	1,027.20	13.79
Class I	1,000.00	1,033.30	7.97
Class R	1,000.00	1,029.50	11.26
Class Y	1,000.00	1,032.40	8.69
Hypothetical
(5% return before expenses)
Class A	1,000.00	1,015.53	9.80
Class C	1,000.00	1,011.70	13.68
Class I	1,000.00	1,017.39	7.91
Class R	1,000.00	1,014.17	11.18
Class Y	1,000.00	1,016.69	8.63

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.92%
Class C	2.68
Class I	1.55
Class R	2.19
Class Y	1.69

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

20      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS October 31, 2018

	Shares	Value
Common Stocks—55.3%
Consumer Discretionary—3.9%
Entertainment—0.6%
Live Nation Entertainment, Inc.[1]	141,200	$7,384,760

Household Durables—0.3%
Everyware Global, Inc.[1]	8,735	13,103
Mohawk Industries, Inc.[1]	24,100	3,005,993
		3,019,096

Interactive Media & Services—1.7%
Alphabet, Inc., Cl. A1	17,630	19,226,925

Media—0.5%
DISH Network Corp., Cl. A1	189,845	5,835,835

Specialty Retail—0.8%
Gymboree Corp. (The)[1,3]	4,118	23,421
Gymboree Holding Corp.[1,3]	11,737	66,754
Lowe’s Cos., Inc.	101,920	9,704,823
		9,794,998

Consumer Staples—4.0%
Beverages—1.1%
Coca-Cola Co. (The)	266,190	12,745,177

Tobacco—2.9%
Altria Group, Inc.[2]	186,671	12,141,082
Philip Morris International, Inc.[2]	240,250	21,158,818
		33,299,900

Energy—4.4%
Energy Equipment & Services—0.6%
Halliburton Co.	69,132	2,397,498
Schlumberger Ltd.	77,010	3,951,383
		6,348,881

Oil, Gas & Consumable Fuels—3.8%
Arch Coal, Inc., Cl. A	436	41,812
Ascent Resources - Marcellus LLC, Cl. A1	30,363	97,420
Chevron Corp.	55,271	6,171,007
ConocoPhillips	102,584	7,170,622
EOG Resources, Inc.	27,643	2,911,914
Noble Energy, Inc.	126,891	3,153,241
Occidental Petroleum Corp.	100,402	6,733,962
Pioneer Natural Resources Co.	19,630	2,890,910
Sabine Oil[1,4]	113	5,085
Templar Energy, Cl. A1,4	9,620	9,620
TOTAL SA, Sponsored ADR	149,409	8,755,367

21      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Valero Energy Corp.	68,706	$6,258,430
		44,199,390

Financials—9.6%
Capital Markets—1.9%
Goldman Sachs Group, Inc. (The)	53,570	12,073,071
Raymond James Financial, Inc.	53,730	4,120,554
State Street Corp.	76,300	5,245,625
		21,439,250

Commercial Banks—2.6%
M&T Bank Corp.[2]	94,150	15,573,351
PNC Financial Services Group, Inc. (The)	34,100	4,381,509
Wells Fargo & Co.	192,160	10,228,677
		30,183,537

Consumer Finance—0.0%
J.G. Wentworth Co., Cl. A1	22,344	217,854

Insurance—3.1%
Allstate Corp. (The)	58,800	5,628,336
Chubb Ltd.	212,880	26,590,841
Travelers Cos., Inc. (The)	25,400	3,178,302
		35,397,479

Real Estate Investment Trusts (REITs)—1.8%
Blackstone Mortgage Trust, Inc., Cl. A	427,722	14,431,340
Starwood Property Trust, Inc.	284,020	6,168,915
		20,600,255

Thrifts & Mortgage Finance—0.2%
WSFS Financial Corp.	65,110	2,769,128

Health Care—12.0%
Biotechnology—0.9%
Shire plc, ADR	59,483	10,814,009

Health Care Equipment & Supplies—1.5%
Abbott Laboratories	82,080	5,658,595
Medtronic plc	125,438	11,266,841
New Millennium Holdco, Inc.[1]	7,733	890
		16,926,326

Health Care Providers & Services—4.7%
AMN Healthcare Services, Inc.[1]	55,560	2,812,447
Cigna Corp.	55,830	11,937,012
HCA Healthcare, Inc.	24,930	3,328,903
Millennium Corporate Claim Litigation Trust[1,4]	441	—
Millennium Lender Claim Litigation Trust[1,4]	882	—

22      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares	Value
Health Care Providers & Services (Continued)
Premier, Inc., Cl. A1	193,670	$8,715,150
Quest Diagnostics, Inc.	51,490	4,845,724
UnitedHealth Group, Inc.[2]	85,670	22,389,855
		54,029,091

Pharmaceuticals—4.9%
Allergan plc	30,020	4,743,460
Johnson & Johnson	58,020	8,122,220
Merck & Co., Inc.[2]	233,680	17,201,185
Mylan NV1	190,850	5,964,063
Novartis AG, Sponsored ADR	111,792	9,777,328
Roche Holding AG	42,113	10,218,641
		56,026,897

Industrials—7.2%
Aerospace & Defense—3.7%
L3 Technologies, Inc.	32,520	6,161,564
Lockheed Martin Corp.[2]	50,140	14,733,639
Northrop Grumman Corp.	43,470	11,386,967
Raytheon Co.	59,980	10,498,899
		42,781,069

Air Freight & Couriers—0.3%
FedEx Corp.	15,740	3,468,151

Commercial Services & Supplies—0.9%
Republic Services, Inc., Cl. A	146,420	10,641,806

Construction & Engineering—0.3%
Granite Construction, Inc.[2]	60,640	2,772,461

Industrial Conglomerates—1.5%
General Electric Co.[2]	641,800	6,482,180
Honeywell International, Inc.	77,340	11,200,379
		17,682,559

Machinery—0.5%
Stanley Black & Decker, Inc.	50,130	5,841,147

Transportation Infrastructure—0.0%
Harvey Gulf International Marine LLC[1]	731	39,474

Information Technology—6.9%
Communications Equipment—1.9%
Cisco Systems, Inc.[2]	396,250	18,128,438
CommScope Holding Co., Inc.[1]	162,520	3,910,231
		22,038,669

23      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Semiconductors & Semiconductor Equipment—3.1%
QUALCOMM, Inc.	128,420	$8,076,334
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	133,252	5,076,901
Xilinx, Inc.[2]	261,320	22,308,888
		35,462,123

Software—0.0%
Avaya Holdings Corp.[1,2]	16,772	275,396

Technology Hardware, Storage & Peripherals—1.9%
Apple, Inc.	96,796	21,184,773

Materials—2.7%
Chemicals—0.9%
Celanese Corp., Cl. A	104,490	10,129,260

Containers & Packaging—1.6%
Packaging Corp. of America	61,780	5,672,022
Sonoco Products Co.	236,200	12,891,796
		18,563,818

Metals & Mining—0.2%
Steel Dynamics, Inc.	71,550	2,833,380

Telecommunication Services—1.8%
Diversified Telecommunication Services—1.8%
BCE, Inc.	285,110	11,085,077
Verizon Communications, Inc.	160,350	9,154,381
		20,239,458

Utilities—2.8%
Electric Utilities—2.1%
American Electric Power Co., Inc.	169,580	12,440,389
Edison International	76,350	5,297,927
PG&E Corp.[1]	145,220	6,797,748
		24,536,064

Multi-Utilities—0.7%
CMS Energy Corp.	159,770	7,911,810
Total Common Stocks (Cost $514,833,484)		636,660,206

Preferred Stocks—2.1%
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][5]	447,545	11,846,516
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	5,167	5,185,162
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	7,500	7,575,000
Total Preferred Stocks (Cost $24,730,637)		24,606,678

	Units
Rights, Warrants and Certificates—0.0%
Ascent Resources - Marcellus LLC Wts., Strike Price $1, Exp. 12/31/49[1,4]	7,861	236

24      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Units	Value
Rights, Warrants and Certificates (Continued)
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[1,4]	361	$2,256
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[1,4]	64	336
Total Rights, Warrants and Certificates (Cost $49,071)		2,828

	Principal Amount
Asset-Backed Securities—4.4%
Accredited Mortgage Loan Trust, Series 2005-3, Cl. M3, 2.96% [US0001M+48], 9/25/35[5]	$3,398,720	3,293,271
GSAMP Trust:
Series 2005-HE4, Cl. M3, 3.061% [US0001M+78], 7/25/45[5]	3,300,000	3,301,528
Series 2005-HE5, Cl. M3, 2.741% [US0001M+46], 11/25/35[5]	8,121,777	8,044,887
Series 2007-HS1, Cl. M4, 4.531% [US0001M+225], 2/25/47[5]	6,600,000	6,720,266
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 2.731% [US0001M+45], 12/25/35[5]	1,836,000	1,835,500
New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 3.016% [US0001M+73.5], 6/25/35[5]	5,500,000	5,520,196
RASC Series Trust:
Series 2005-KS8, Cl. M5, 2.921% [US0001M+64], 8/25/35[5]	2,993,634	2,950,122
Series 2006-KS2, Cl. M2, 2.671% [US0001M+39], 3/25/36[5]	14,625,000	14,329,075
Raspro Trust, Series 2005-1A, Cl. G, 2.738% [LIBOR03M+40], 3/23/24[5,6]	4,772,851	4,807,102
Total Asset-Backed Securities (Cost $44,744,360)		50,801,947

Mortgage-Backed Obligations—4.7%
Ameriquest Mortgage Securities, Inc., Series 2004-R2, Cl. M1, 2.926% [US0001M+64.5], 4/25/34[5]	3,558,338	3,504,833
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 3.061% [US0001M+78], 6/25/35[5]	3,425,898	3,453,700
Citigroup Mortgage Loan Trust, Inc., Series 2004-OPT1, Cl. M3, 3.226% [US0001M+94.5], 10/25/34[5]	1,250,000	1,263,710
First NLC Trust, Series 2005-4, Cl. A4, 2.671% [US0001M+39], 2/25/36[5]	9,354,525	9,336,219
Home Equity Asset Trust, Series 2005-5, Cl. M2, 3.046% [US0001M+76.5], 11/25/35[5]	981,497	986,368
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Cl. M3, 3.016% [US0001M+73.5], 8/25/35[5]	1,298,061	1,300,461
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 4.462%, 4/21/34[7]	212,912	218,797
Park Place Securities, Inc., Series 2005-WCW3, Cl. M1, 2.761% [US0001M+48], 8/25/35[5]	3,396,544	3,407,059
RAMP Trust:
Series 2005-RS2, Cl. M4, 3.001% [US0001M+72], 2/25/35[5]	4,469,000	4,478,009
Series 2005-RS6, Cl. M2, 3.046% [US0001M+76.5], 6/25/35[5]	14,146	14,182
Series 2006-EFC1, Cl. M2, 2.681% [US0001M+40], 2/25/36[5]	5,490,000	5,461,659
Series 2006-NC3, Cl. A3, 2.551% [US0001M+27], 3/25/36[5]	16,698,000	16,557,787
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 2.601% [US0001M+32], 5/25/37[5,6]	3,775,361	3,761,386
Total Mortgage-Backed Obligations (Cost $41,787,835)		53,744,170

Non-Convertible Corporate Bonds and Notes—5.3%
American Express Co.:
2.20% Sr. Unsec. Nts., 10/30/20	500,000	488,467

25      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
American Express Co.: (Continued)
2.85% [US0003M+33] Sr. Unsec. Nts., 10/30/20[5]	$500,000	$500,135
American Honda Finance Corp., 2.488% [US0003M+15] Sr. Unsec. Nts., 11/13/19[5]	200,000	200,058
Bank of America Corp., 6.25% [US0003M+370.5] Jr. Sub. Perpetual Bonds[5,8]	12,425,000	12,813,281
Bank of Montreal, 2.934% [US0003M+60] Sr. Unsec. Nts., 12/12/19[5]	800,000	804,506
Berry Global, Inc., 4.50% Sec. Nts., 2/15/26[6]	25,000	23,437
BMW US Capital LLC:
2.689% [US0003M+37] Sr. Unsec. Nts., 8/14/20[5,6]	500,000	501,192
3.25% Sr. Unsec. Nts., 8/14/20[6]	500,000	499,360
Daimler Finance North America LLC, 2.891% [US0003M+55] Sr. Unsec. Nts., 5/4/21[5,6]	1,100,000	1,100,924
Goldman Sachs Capital II, 4.00% [US0003M+76.75] Jr. Sub. Perpetual Bonds[5,8]	54,000	43,335
Goldman Sachs Group, Inc. (The):
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[5,8]	9,191,000	9,305,888
5.70% [US0003M+388.4] Jr. Sub. Perpetual Bonds, Series L5,8	5,678,000	5,699,292
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[6]	12,375,000	12,831,019
Nutrien Ltd., 6.75%, 1/15/19	1,175,000	1,183,697
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20	6,190,000	6,197,738
Schlumberger Holdings Corp., 2.35% Sr. Unsec. Nts., 12/21/18[6]	1,400,000	1,399,386
Skandinaviska Enskilda Banken AB, 2.904% [US0003M+57] Sr. Unsec. Nts., 9/13/19[5,6]	1,300,000	1,304,800
Tesla, Inc., 5.30% Sr. Unsec. Nts., 8/15/25[6]	500,000	446,250
Toronto-Dominion Bank (The), 2.865% [US0003M+42] Sr. Unsec. Nts., 1/18/19[5]	1,200,000	1,200,883
United States Cellular Corp., 6.70% Sr. Unsec. Nts., 12/15/33	599,000	611,729
United States Steel Corp., 6.25% Sr. Unsec. Nts., 3/15/26	225,000	212,625
Wells Fargo Bank NA, 2.987% [US0003M+51] Sr. Unsec. Nts., 10/22/21[5]	3,728,000	3,731,207
Total Non-Convertible Corporate Bonds and Notes (Cost $62,046,373)		61,099,209

Corporate Loans—13.5%
Consumer Discretionary—5.2%
Auto Components—0.0%
Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.063%, [LIBOR12+275], 3/7/24[5]	113,316	113,316

Distributors—0.2%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 5.052%, [LIBOR12+275], 8/25/21[5]	192,945	192,902
Tranche B6, 5.311%, [LIBOR4+300], 6/22/23[5]	123,824	123,487
Tranche B7, 5.487%, 10/26/25[7,9]	62,879	62,473
Alphabet Holdings Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.802%, [LIBOR4+350], 9/26/24[5]	262,748	252,333
Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.813%, [LIBOR12+450], 8/21/22[5]	165,389	160,882
Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.242%, [LIBOR12+500], 9/25/24[5]	361,326	361,810

26      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Distributors (Continued)
Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.449%, 9/25/24[7,9]	$97,000	$97,130
Belk, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.034%, [LIBOR4+475], 12/12/22[5,9]	84,693	71,401
Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.802%, [LIBOR12+250], 8/18/23[5]	69,630	68,621
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.567%, [LIBOR4+425], 6/23/23[5]	91,256	82,130
Jo-Ann Stores LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.477%, [LIBOR4+500], 10/20/23[5]	34,819	34,960
Michaels Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.742%-4.797%, [LIBOR12+250], 1/30/23[5]	162,122	161,338
Party City Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%-5.06%, [LIBOR12+275], 8/19/22[5]	81,378	81,756
Petco Animal Supplies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.777%, [LIBOR4+300], 1/26/23[5]	268,539	209,057
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.28%, [LIBOR12+300], 3/11/22[5]	530,911	451,577
United Natural Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.199%, [LIBOR12+425], 10/15/25[5]	275,000	258,844
		2,670,701

Diversified Consumer Services—0.1%
4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.795%, [LIBOR4+450], 5/8/20[5]	378,173	370,492
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.398%, [LIBOR4+500], 4/1/21[5]	360,166	336,605
IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.148%, [LIBOR4+875], 4/1/22[5]	44,964	35,803
		742,900

Hotels, Restaurants & Leisure—1.9%
24 Hour Fitness Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.802%, [LIBOR12+350], 5/30/25[5]	179,550	180,111
Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.467%, [LIBOR52+250], 9/15/23[5]	154,967	155,355
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.052%, [LIBOR4+275], 12/23/24[5,9]	1,349,275	1,351,245
CDS US Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.136%, [LIBOR4+375], 7/8/22[5]	94,685	93,738
CEOC LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 4.302%, [LIBOR12+200], 10/7/24[5]	245,264	244,345
Churchill Downs, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.31%, [LIBOR12+200], 12/27/24[5]	89,325	89,604
CityCenter Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.552%, [LIBOR12+225], 4/18/24[5]	307,207	306,967
Delta 2 Lux Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.802%, [LIBOR12+250], 2/1/24[5]	432,140	428,180
Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.563%, [LIBOR4+225], 4/17/24[5]	285,504	286,130

27      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Everi Payments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.302%, [LIBOR12+300], 5/9/24[5]	$267,073	$268,325
Fitness & Sports Clubs LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.492%, [LIBOR4+325], 4/18/25[5]	54,862	55,045
Four Seasons Hotels Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.302%, [LIBOR12+200], 11/30/23[5]	78,600	78,712
Gateway Casinos & Entertainment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.386%, [LIBOR4+300], 12/1/23[5]	74,813	75,116
GVC Holdings plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.742%, [LIBOR4+275], 3/29/24[5]	174,125	174,887
Hilton Worldwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.031%, [LIBOR12+175], 10/25/23[5,9]	11,122,674	11,147,033
Live Nation Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.151%, 10/31/23[7,9]	3,095,000	3,103,898
LTI Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.802%, [LIBOR12+350], 9/6/25[5,9]	250,000	250,079
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.449%, [LIBOR6+275], 8/14/24[5,9]	85,000	84,294
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.044%-5.052%, [LIBOR6+275], 8/14/24[5]	616,218	611,100
SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 5.398%, [LIBOR12+300], 3/31/24[5,9]	230,000	229,897
Stars Group Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.896%, [LIBOR4+350], 7/10/25[5]	698,250	702,129
Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.81%, [LIBOR12+250], 6/8/23[5]	518,260	518,607
Town Sports International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.802%, [LIBOR12+350], 11/15/20[5]	138,580	136,674
VICI Properties 1 LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.28%, [LIBOR12+350], 12/20/24[5]	24,889	24,862
Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.86%-7.15%, [LIBOR12+475], 11/29/24[5]	661,932	666,794
Wyndham Hotels & Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.052%, [LIBOR4+200], 5/30/25[5]	85,000	85,071
Wynn Resorts Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.67%, [LIBOR4+225], 10/18/24[5,9]	104,000	103,692
		21,451,890

Household Durables—1.2%
ABG Intermediate Holdings 2 LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.742%, [LIBOR4+350], 9/27/24[5,9]	204,585	204,010
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.804%, [LIBOR12+450], 4/6/24[5]	159,600	160,099
Anastasia Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.027%, [LIBOR12+375], 8/11/25[5,9]	50,000	49,906
Axalta Coating Systems US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.136%, [LIBOR4+175], 6/1/24[5,9]	11,105,826	11,093,498
Coty, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.531%, [LIBOR4+225], 4/7/25[5]	324,188	318,378

28      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Household Durables (Continued)
HLF Financing Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.326%, [LIBOR12+325], 8/18/25[5]	$115,000	$115,671
International Textile Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.256%, [LIBOR4+500], 5/1/24[5]	114,281	114,853
Lifetime Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.802%, [LIBOR12+350], 2/28/25[5]	49,750	49,626
Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.476%, [LIBOR12+350], 9/7/23[5]	426,775	314,036
Rodan & Fields LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.28%, [LIBOR12+400], 6/16/25[5]	234,413	236,024
Serta Simmons Bedding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.774%-5.777%, [LIBOR4+350], 11/8/23[5]	749,959	678,312
SIWF Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.54%, [LIBOR12+425], 6/15/25[5]	139,650	140,086
Varsity Brands Holdings Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.802%, [LIBOR12+350], 12/16/24[5,9]	34,850	34,953
		13,509,452

Media—1.3%
Acosta, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.492%, [LIBOR4+325], 9/26/21[5]	25,599	19,083
Advantage Sales & Marketing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.552%, [LIBOR4+325], 7/23/21[5]	59,535	54,400
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.04%, [LIBOR4+275], 7/15/25[5,9]	261,449	255,773
Tranche B, 5.04%, [LIBOR4+275], 1/31/26[5]	9,925	9,720
Tranche B13, 6.28%, [LIBOR4+400], 8/14/26[5]	290,000	284,805
Altice US Finance I Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.492%, [LIBOR12+225], 7/28/25[5]	257,446	257,366
Camelot Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.552%, [LIBOR12+325], 10/3/23[5]	109,517	109,654
CBS Radio, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.037%, [LIBOR4+275], 11/18/24[5]	262,122	261,336
Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.813%, [LIBOR12+350], 4/9/21[5]	540,834	205,517
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 9.052%, [LIBOR4+675], 1/30/19[5,10]	2,846,691	2,066,228
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 9.802%, [LIBOR4+750], 7/30/19[5,10]	57,055	41,349
Cogeco Communications USA II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.677%, [LIBOR12+237.5], 1/3/25[5]	154,613	154,164
CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.323%, [LIBOR12+225], 7/17/25[5]	325,856	325,566
Tranche B, 4.658%, 1/15/26[7,9]	220,000	219,898
Tranche B, 4.78%, [LIBOR4+250], 1/25/26[5]	39,800	39,831
Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.027%, [LIBOR4+550], 2/28/20[5]	259,660	231,856
Endemol, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.148%, [LIBOR4+575], 8/13/21[5]	39	39

29      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Media (Continued)
Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.515%, [LIBOR12+250], 2/7/24[5]	$172,713	$172,991
Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 7.084%, [LIBOR4+475], 11/3/23[5]	275,476	258,948
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B3, 6.045%, [LIBOR4+375], 11/27/23[5]	345,000	345,809
Tranche B4, 6.795%, [LIBOR4+450], 1/2/24[5]	60,000	62,550
ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.05%, [LIBOR6+275], 12/18/20[5,9]	466,165	467,477
Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.936%, [LIBOR4+350], 1/7/22[5]	345,000	339,702
Lions Gate Capital Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.552%, [LIBOR4+225], 3/24/25[5]	248,750	248,285
MacDonald Dettwiler & Associates Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.148%, [LIBOR4+250], 10/4/24[5,9]	142,600	138,750
MediArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.087%, [LIBOR4+575], 8/13/21[5]	336,240	336,346
Meredith Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.052%, [LIBOR6+300], 1/31/25[5]	150,686	150,663
Metro-Goldwyn-Mayer, Inc., Sr. Sec. Credit Facilities 2st Lien Term Loan, Tranche B, 6.81%, [LIBOR4+450], 7/3/26[5]	120,000	120,413
Mission Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.67%, 1/17/24[7,9]	95,151	95,210
Monarchy Enterprises Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.797%, [LIBOR4+650], 10/13/22[4,5]	700,000	696,500
NEP Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.474%, [LIBOR4+325], 10/20/25[5,9]	425,000	427,337
Nexstar Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.67%, 7/19/24[7,9]	594,813	595,184
Radiate Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.302%, [LIBOR12+300], 2/1/24[5]	576,806	573,201
Red Ventures LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.408%, 11/8/24[7,9]	30,000	30,187
Red Ventures LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.242%, [LIBOR4+400], 11/8/24[5]	274,120	275,833
Rovi Solutions Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.81%, [LIBOR12+250], 7/2/21[5,9]	128,553	128,489
Sable International Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 5.552%, [LIBOR12+325], 1/30/26[5]	205,000	205,218
SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.052%, [LIBOR4+275], 7/31/25[5]	93,697	90,652
Tranche B12, 5.967%, [LIBOR4+300], 1/31/26[5]	408,811	400,040
Sinclair Television Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.56%, [LIBOR12+225], 1/3/24[5]	439,134	440,643
SpeedCast International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.886%, [LIBOR4+250], 5/3/25[5]	144,638	143,372
Tranche B, 5.065%, [LIBOR4+275], 5/15/25[5,9]	50,000	49,562
Technicolor SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.063%, [LIBOR4+275], 12/6/23[5]	157,898	150,398

30      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Media (Continued)
Telenet Financing USD LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.53%, [LIBOR12+225], 8/15/26[5]	$325,000	$324,353
Tribune Media Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.302%, [LIBOR12+300], 1/26/24[5]	354,132	355,516
Unitymedia Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.53%, [LIBOR4+225], 1/15/26[5]	95,000	94,974
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C5, 5.052%, [LIBOR12+275], 3/15/24[5]	959,356	922,929
UPC Financing Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche AR, 4.78%, [LIBOR4+250], 1/15/26[5]	377,339	376,419
Virgin Media Bristol LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche K, 4.78%, [LIBOR12+250], 1/15/26[5]	490,000	490,152
WideOpenWest Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.54%, [LIBOR12+325], 8/18/23[5]	475,275	460,225
William Morris Endeavor Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.15%, [LIBOR6+275], 5/18/25[5]	133,922	133,922
WMG Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.427%, [LIBOR12+212.5], 11/1/23[5,9]	143,623	143,282
Ziggo Secured Finance Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 4.78%, [LIBOR12+250], 4/15/25[5]	545,000	535,152
		15,317,269

Multiline Retail—0.5%
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.531%, [LIBOR12+325], 10/25/20[5]	6,766,950	6,179,511

Consumer Staples—0.3%
Beverages—0.3%
1011778 BC ULC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.552%, [LIBOR12+225], 2/16/24[5]	529,497	528,107
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.78%-7.00%, [LIBOR12+275], 4/6/24[5]	295,839	295,399
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.052%-5.186%, [LIBOR12+275], 10/4/23[5]	627,811	629,334
Hearthside Group Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.302%, [LIBOR12+300], 5/17/25[5,9]	304,238	299,484
Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.552%, [LIBOR12+225], 8/3/22[5]	178,886	178,299
IRB Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.128%, [LIBOR12+325], 2/5/25[5,9]	105,000	104,913
IRB Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.255%-5.28%, [LIBOR12+325], 2/5/25[5]	114,425	114,329
JBS USA LUX SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.886%, [LIBOR4+250], 10/30/22[5]	114,419	114,591
KFC Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.037%, [LIBOR12+175], 4/3/25[5]	82,696	82,791
Mastronardi Produce Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.506%, [LIBOR12+325], 5/1/25[5]	44,888	45,224
Nomad Foods Europe Midco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.53%, [LIBOR12+225], 5/15/24[5]	283,070	282,398

31      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Beverages (Continued)
NPC International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.802%, [LIBOR12+350], 4/19/24[5]	$69,262	$69,617
Sigma US Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.398%, [LIBOR4+325], 7/2/25[5]	300,000	299,625
Sunshine Investments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.564%, [LIBOR4+325], 3/28/25[5]	100,000	100,000
Tacala Investment Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.552%, [LIBOR4+325], 1/31/25[5]	74,625	74,830
		3,218,941

Energy—0.4%
Energy Equipment & Services—0.4%
AL Midcoast Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.891%, [LIBOR4+550], 8/1/25[5,9]	215,000	215,314
Apergy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.813%, [LIBOR12+250], 5/9/25[5,9]	40,255	40,419
Ascent Resources - Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.781%, [LIBOR12+650], 3/30/23[5]	42,264	42,475
BCP Renaissance Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.842%, [LIBOR4+350], 10/31/24[5]	269,325	270,672
Bison Midstream Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.282%, [LIBOR12+400], 5/21/25[5]	134,575	133,953
California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 12.67%, [LIBOR12+1,037.5], 12/31/21[5]	115,000	128,321
California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.037%, [LIBOR12+475], 12/31/22[5]	145,000	147,537
Delek US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.552%, [LIBOR4+250], 3/31/25[5]	139,300	139,446
Drillship Kithira Owners, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.00%, 9/20/24[7]	298,396	314,062
Eastern Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.826%, [LIBOR12+375], 10/2/23[5,9]	266,978	266,873
Eastern Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.052%, [LIBOR12+375], 10/2/23[5]	56,341	56,319
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.552%, [LIBOR12+525], 4/11/22[5]	360,013	362,940
GIP III Stetson I LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.598%, [LIBOR4+425], 7/18/25[5,9]	140,000	140,525
Gulf Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.64%, [LIBOR4+525], 8/25/23[5]	20,613	17,031
HFOTCO LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.06%, [LIBOR4+275], 6/26/25[5]	89,775	90,205
HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.508%, [PRIME4+500], 7/2/23[5]	56,849	57,417
Limetree Bay Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.242%, [LIBOR12+400], 2/15/24[5]	231,774	226,559
Lucid Energy Group II Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.28%, [LIBOR12+300], 2/17/25[5]	64,600	63,631
McDermott Technology Americas, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.302%, [LIBOR12+500], 5/12/25[5]	214,062	211,868

32      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Energy Equipment & Services (Continued)
MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, [LIBOR4+350], 12/31/23[5]	$33,858	$33,999
Northriver Midstream Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.646%, [LIBOR4+325], 9/21/25[5]	160,000	160,984
Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.386%, [LIBOR4+600], 2/21/21[5]	428,601	398,837
Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.81%, [LIBOR4+350], 12/16/20[5]	40,194	36,476
Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.82%, [LIBOR4+350], 12/16/20[5]	24,219	21,978
Traverse Midstream Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.34%, [LIBOR4+400], 9/27/24[5]	160,788	162,070
Ultra Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 4.00%, [LIBOR4+300], 4/12/24[5,9]	55,000	51,720
Ultra Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 5.469%, [LIBOR4+300], 4/12/24[5]	250,000	235,088
		4,026,719

Oil, Gas & Consumable Fuels—0.0%
Sheridan Investment Partners II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.82%, [LIBOR4+350], 12/16/20[5]	245,464	222,759
Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.636%, [LIBOR4+425], 8/4/21[5,9]	242,148	217,227
		439,986

Financials—0.5%
Commercial Banks—0.4%
Acrisure LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.992%- 6.592%, [LIBOR4+375], 11/22/23[5]	398,583	399,731
Advisor Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.04%, [LIBOR12+375], 8/15/25[5]	40,000	40,358
Alliant Holdings Intermediate LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.046%, [LIBOR12+300], 5/9/25[5,9]	339,602	339,814
AmWINS Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.031%-5.052%, [LIBOR12+275], 1/25/24[5]	198,340	198,935
Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.506%, [LIBOR4+425], 10/1/25[5]	460,000	463,595
Blucora, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.302%, [LIBOR4+300], 5/22/24[5]	89,090	89,425
Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.81%, [LIBOR12+250], 3/25/24[5]	82,120	82,243
DTZ US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.552%, [LIBOR12+325], 8/21/25[5]	330,000	330,413
Focus Financial Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.802%, [LIBOR4+275], 7/3/24[5]	67,910	68,058
Forest City Enterprises LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.199%, 10/26/25[7,9]	115,000	115,623
GGP Nimbus LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.795%, [LIBOR12+250], 8/27/25[5]	355,000	349,929

33      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial Banks (Continued)
HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.49%, [LIBOR4+300], 4/25/25[5,9]	$478,988	$478,238
Hudson River Trading LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.67%, [LIBOR12+350], 4/3/25[5]	25,000	25,156
Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.813%, [LIBOR12+350], 12/20/24[5]	178,974	179,981
iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.032%, [LIBOR4+300], 10/1/21[5]	75,156	75,297
Tranche B, 5.024%, [LIBOR4+300], 6/28/23[5]	74,780	74,921
Jane Street Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.992%, [LIBOR12+300], 8/25/22[5]	53,997	54,244
Mayfield Agency Borrower, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.302%, [LIBOR4+450], 2/28/25[5]	109,725	109,999
NFP Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.302%, [LIBOR12+300], 1/8/24[5,9]	339,267	338,673
Uniti Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.302%, [LIBOR12+300], 10/24/22[5]	725,392	687,853
USI, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.386%, [LIBOR4+300], 5/16/24[5]	441,183	439,308
		4,941,794

Consumer Finance—0.0%
PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.56%, [LIBOR12+525], 9/29/20[5]	151,534	148,408
PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.08%, [LIBOR12+900], 9/29/21[4,5]	62,543	61,918
		210,326

Insurance—0.1%
AssuredPartners, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.552%, [LIBOR12+325], 10/22/24[5]	298,500	298,164
Sedgwick Claims Management Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.052%, [LIBOR4+275], 3/1/21[5]	353,156	353,516
		651,680

Health Care—0.7%
Health Care Equipment & Supplies—0.7%
21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 8.565%, [LIBOR4+612.5], 1/16/23[5]	64,252	60,096
Acadia Healthcare Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.742%, [LIBOR12+250], 2/11/22[5]	14,962	15,015
Tranche B4, 4.742%, [LIBOR12+250], 2/16/23[5]	124,547	124,992
Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.534%, [LIBOR12+325], 4/28/22[5]	16,319	15,885
Alliance HealthCare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.742%, [LIBOR4+450], 10/24/23[5]	132,779	133,692
Amneal Pharmaceuticals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, [LIBOR4+300], 5/4/25[5]	309,172	311,529
Ardent Health Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.802%, [LIBOR12+450], 6/30/25[5]	239,400	240,859

34      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Bausch Health Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.274%, [LIBOR4+300], 6/2/25[5]	$147,657	$147,917
Carestream Dental Equipment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.636%, [LIBOR4+325], 9/1/24[5]	44,550	44,480
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.302%, [LIBOR4+400], 6/7/19[5]	58,967	58,915
Change Healthcare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.052%, [LIBOR12+275], 3/1/24[5]	702,000	702,046
CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche H, 5.557%, [LIBOR4+300], 1/27/21[5]	324,137	317,986
Concentra, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.03%, [LIBOR4+275], 6/1/22[5,9]	105,000	105,372
CVS Holdings I LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.31%, [LIBOR4+300], 2/6/25[5]	203,975	203,551
DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.552%-5.646%, [LIBOR12+325], 6/8/20[5]	380,209	380,051
Endo International plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.563%, [LIBOR12+425], 4/29/24[5]	287,143	288,847
Enterprise Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.052%, [LIBOR4+375], 10/10/25[5]	615,000	603,324
Equian Buyer Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.537%, [LIBOR12+325], 5/20/24[5]	29,924	29,990
Gentiva Health Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.063%, [LIBOR4+375], 7/2/25[5]	452,342	454,887
GoodRX, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.283%, [LIBOR4+300], 10/10/25[5,9]	160,000	161,034
Heartland Dental LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.052%, [LIBOR12+375], 4/30/25[5]	73,076	72,951
Heartland Dental LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan Delayed Draw, 3.75%, 4/30/25[7]	8,067	8,053
Jaguar Holding Co. II, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.802%, [LIBOR4+250], 8/18/22[5]	224,677	224,284
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.636%, [LIBOR4+325], 2/2/24[5]	103,688	104,195
LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche A, 10.386%, [LIBOR4+525], 11/30/18[5,11]	131,176	74,115
LifeScan Global Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.396%, [LIBOR4+600], 10/1/24[5]	225,000	220,219
Mallinckrodt International Finance SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.136%, [LIBOR4+275], 9/24/24[5]	73,732	72,874
Tranche B, 5.517%, [LIBOR4+300], 2/24/25[5]	248,750	247,466
MPH Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.136%, [LIBOR4+300], 6/7/23[5]	387,792	387,280
National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.386%, [LIBOR4+300], 1/31/21[5]	344,103	344,426
New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.527%, [LIBOR4+575], 7/31/19[5,11]	84,881	25,464
One Call Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.53%, [LIBOR12+525], 11/27/22[5]	203,022	191,639

35      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Ortho-Clinical Diagnostics SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.544%, [LIBOR4+325], 6/30/25[5]	$332,871	$332,205
PAREXEL International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.052%, [LIBOR4+300], 9/27/24[5]	74,549	73,628
Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.03%-7.00%, [PRIME4+175], 3/1/21[5]	83,725	83,969
Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.21%, 3/1/21[7,9]	80,000	80,234
Sotera Health Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.302%, [LIBOR12+300], 5/15/22[5]	14,849	14,885
Surgery Center Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.57%, [LIBOR4+325], 9/2/24[5]	253,074	252,947
Team Health Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.052%, [LIBOR12+275], 2/6/24[5]	330,445	313,510
US Anesthesia Partners, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.302%, [LIBOR12+300], 6/23/24[5]	9,925	9,940
Vizient, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.052%, [LIBOR12+275], 2/13/23[5]	15,527	15,614
VVC Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.686%, [LIBOR12+425], 7/9/25[5]	220,000	218,900
Wink Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.302%, [LIBOR4+300], 12/2/24[5]	138,950	138,742
		7,908,008

Industrials—3.2%
Aerospace & Defense—0.0%
Doncasters US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.886%, [LIBOR4+350], 4/9/20[5]	82,170	76,246
Genuine Financial Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.136%, [LIBOR4+375], 7/11/25[5]	225,000	225,915
		302,161

Commercial Services & Supplies—0.7%
Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.052%, [LIBOR12+375], 2/27/25[5]	88,646	89,056
Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 3.75%, 2/27/25[7]	10,908	10,959
AI Aqua Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.552%, [LIBOR12+325], 12/13/23[5]	189,341	188,928
AI Aqua ZIP Bidco Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.552%, [LIBOR12+325], 12/13/23[5]	77,414	77,244
Allied Universal Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.136%, [LIBOR4+375], 7/28/22[5,9]	549,655	546,049
Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 5.242%, [LIBOR12+300], 8/4/22[5]	685,071	687,089
Tranche B6, 5.302%, [LIBOR12+300], 11/3/23[5]	202,984	203,449
Tranche B7, 5.302%, [LIBOR12+300], 11/3/24[5]	69,825	70,006
Asurion LLC, Sr. Sec. Credit Facilities 2st Lien Term Loan, 8.802%, [LIBOR12+650], 8/4/25[5]	170,000	174,781

36      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Commercial Services & Supplies (Continued)
ATS Consolidated, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.045%, [LIBOR12+375], 2/28/25[5,9]	$248,875	$250,742
Belron Finance US LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.843%, [LIBOR4+250], 11/7/24[5]	163,763	164,411
Blackhawk Network Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.386%, [LIBOR4+300], 6/15/25[5]	254,363	255,198
Boing US Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.593%, [LIBOR4+325], 10/3/24[5]	271,863	272,968
Casmar Australia Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.742%, [LIBOR4+450], 12/8/23[5]	182,813	171,615
Ceridian HCM Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.552%, [LIBOR12+325], 4/30/25[5]	220,000	221,100
Ceva Logistics Finance BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.098%, [LIBOR4+375], 8/4/25[5]	165,000	165,516
Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.886%, [LIBOR4+350], 12/20/19[5]	324,273	143,694
Engility Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.052%, [LIBOR12+275], 8/14/23[5]	167,340	167,851
First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.777%, [LIBOR4+525], 6/30/22[5]	97,904	97,986
First American Payment Systems LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.029%, [LIBOR12+475], 1/5/24[5]	98,708	99,202
Frontdoor, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.813%, [LIBOR12+250], 8/16/25[5]	27,000	27,067
Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.821%, [LIBOR4+350], 5/24/24[5]	370,072	372,000
IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.802%-5.886%, [LIBOR12+350], 5/23/25[5]	386,843	389,100
Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.802%, [LIBOR6+350], 5/1/24[5]	311,063	312,618
KUEHG Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.136%, [LIBOR4+375], 2/21/25[5,9]	286,820	288,554
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.027%, [LIBOR12+350], 4/26/24[5]	224,329	225,058
Learning Care Group US No. 2, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.53%-5.552%, [LIBOR4+325], 3/13/25[5]	34,825	34,861
Legalzoom.com, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.537%, [LIBOR4+450], 11/21/24[5]	158,783	160,172
Livingston International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.136%, [LIBOR4+575], 3/20/20[5]	100,319	100,319
Livingston International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.636%, [LIBOR4+825], 4/17/20[5]	45,073	42,820
LS Deco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.886%, [LIBOR4+350], 5/21/22[5]	181,177	181,404
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 7.886%, [LIBOR4+550], 9/30/22[5]	218,343	214,454
Sarbacane Bidco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, [LIBOR4+300], 1/29/25[5]	34,825	34,963
Savage Enterprises LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.77%, [LIBOR12+450], 8/1/25[5]	340,852	344,261

37      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial Services & Supplies (Continued)
Securus Technologies Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.832%, [LIBOR4+450], 11/1/24[5,9]	$145,000	$145,363
Securus Technologies Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.802%, [LIBOR12+450], 11/1/24[5]	119,623	120,122
SMG US Midco 2, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.302%, [LIBOR6+325], 1/23/25[5]	29,850	29,869
Staples, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.343%, [LIBOR4+400], 9/12/24[5,9]	511,088	510,873
Travelport Finance Luxembourg Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.814%, [LIBOR4+275], 3/17/25[5]	552,027	552,085
Trident LS Merger Sub Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.552%, [LIBOR4+325], 5/1/25[5]	105,513	106,198
USIC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.552%, [LIBOR12+325], 12/8/23[5]	43,784	43,935
		8,293,940

Industrial Conglomerates—1.2%
Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.052%, [LIBOR12+375], 2/1/22[5,9]	216,556	214,029
Energy Acquisition Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.636%, [LIBOR4+425], 6/22/25[5]	129,675	129,351
Gardner Denver, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.052%, [LIBOR12+275], 7/30/24[5]	123,015	123,438
Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.052%, [LIBOR4+300], 4/1/24[5]	278,712	279,472
GrafTech Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.802%, [LIBOR12+350], 2/12/25[5]	162,938	163,345
Harsco Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.563%, [LIBOR12+225], 12/6/24[5]	103,742	104,212
MACOM Technology Solutions Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.552%, [LIBOR12+225], 5/17/24[5]	162,999	158,191
Robertshaw US Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.813%, [LIBOR12+350], 2/28/25[5]	94,525	93,698
Titan Acquisition Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.302%, [LIBOR12+300], 3/28/25[5]	223,875	211,641
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche E, 4.802%, [LIBOR12+250], 5/30/25[5]	193,888	193,239
Tranche F, 4.802%, [LIBOR12+250], 6/9/23[5]	11,415,294	11,379,108
Tranche G, 4.802%, [LIBOR4+250], 8/22/24[5]	77,415	77,181
Vectra Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.552%, [LIBOR12+325], 3/8/25[5,9]	159,638	159,504
Vertiv Intermediate Holding II Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.313%, [LIBOR12+400], 11/30/23[5]	352,058	348,978
Welbilt, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.782%, [LIBOR4+250], 10/23/25[5]	30,000	30,000
Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.886%, [LIBOR4+350], 6/19/21[5]	59,381	57,896
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.28%, [LIBOR4+375], 4/30/25[5]	160,000	160,834

38      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Industrial Conglomerates (Continued)
Zodiac Pool Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.552%, [LIBOR4+225], 7/2/25[5]	$29,925	$29,986
		13,914,103

Professional Services—0.0%
AVSC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.233%-5.636%, [LIBOR6+325], 3/3/25[5]	257,755	256,466
		256,466

Road & Rail—1.1%
American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.045%, [LIBOR12+175], 6/27/25[5]	115,000	112,790
Arctic LNG Carriers Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.802%, [LIBOR12+450], 5/18/23[5]	172,862	173,457
CH Hold Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.302%, [LIBOR12+300], 2/1/24[5]	138,564	138,910
Daseke Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.242%, [LIBOR12+500], 2/27/24[5]	83,114	83,582
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.136%, [LIBOR4+175], 10/6/23[5]	11,120,000	10,974,076
Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 5.302%, [LIBOR12+300], 7/29/22[5]	96,274	96,304
Tranche B2, 5.302%, [LIBOR12+300], 7/29/22[5]	10,667	10,670
Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.563%, [LIBOR4+825], 2/23/22[4,5]	982,800	1,027,026
		12,616,815

Transportation Infrastructure—0.2%
American Axle & Manufacturing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.54%-4.74%, [LIBOR12+225], 4/6/24[5]	209,254	208,633
Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.563%, [LIBOR4+500], 5/19/23[5]	117,537	117,831
Mavis Tire Express Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.53%, [LIBOR4+325], 3/20/25[5]	149,608	148,486
Mavis Tire Express Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.53%, [LIBOR12+325], 3/20/25[5]	1,331	1,321
Mavis Tire Express Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 1.00%, 3/20/25[7]	22,935	22,763
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.64%- 5.78%, [LIBOR12+350], 11/6/24[5]	238,362	239,156
Superior Industries International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.302%, [LIBOR12+400], 5/22/24[5]	182,621	182,164
Tenneco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.052%, [LIBOR4+275], 10/1/25[5]	280,000	279,650
TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.802%, [LIBOR12+275], 6/30/22[5]	458,306	457,351
		1,657,355

39      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Information Technology—0.9%
Internet Software & Services—0.8%
Almonde, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.886%, [LIBOR4+350], 6/13/24[5]	$145,439	$144,813
Almonde, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.886%, [LIBOR4+350], 6/13/24[5,9]	408,166	406,409
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 6.53%, [LIBOR12+425], 12/15/24[5]	1,054,035	1,059,553
Banff Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.648%, [LIBOR4+425], 10/2/25[5]	445,000	447,087
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 7.445%, [LIBOR4+500], 6/30/21[5]	237,991	227,851
Colorado Buyer, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.28%, [LIBOR4+300], 5/1/24[5]	176,388	176,195
EagleView Technology Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.78%, [LIBOR12+350], 8/14/25[5]	55,000	54,949
Ensono LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.492%, [LIBOR4+525], 6/27/25[5]	139,650	141,017
Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.56%, [LIBOR12+325], 6/1/22[5]	135,613	136,133
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.287%, [LIBOR12+225], 4/26/24[5]	129,782	129,227
Greeneden US Holdings II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.742%, [LIBOR4+350], 12/1/23[5]	158,208	158,999
Hyland Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.925%, [LIBOR12+325], 7/1/24[5,9]	10,000	10,072
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.136%, [LIBOR4+275], 2/1/22[5]	443,846	442,792
Informatica LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.552%, [LIBOR4+325], 8/5/22[5]	208,804	209,914
Internap Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.04%, [LIBOR12+575], 4/6/22[5]	118,699	119,638
Ivanti Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.51%, [LIBOR12+425], 1/20/24[5]	108,394	108,529
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.358%, [LIBOR12+300], 11/1/23[5]	14,925	14,968
Lighthouse Network LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.891%, [LIBOR4+450], 11/29/24[5]	99,250	99,994
MA FinanceCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.802%, [LIBOR12+275], 6/21/24[5]	71,720	71,642
Tranche B2, 4.552%, [LIBOR4+250], 11/19/21[5]	54,588	54,303
MaxLinear, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.78%, [LIBOR12+250], 5/13/24[5]	63,529	63,371
McAfee LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.795%, [LIBOR12+450], 9/30/24[5]	351,524	353,126
Mitchell International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.552%, [LIBOR12+325], 11/29/24[5,9]	199,475	198,929
Parker Private Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.17%, [LIBOR4+375], 10/10/25[5]	107,000	107,017
Plantronics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.802%, [LIBOR12+250], 7/2/25[5]	360,000	359,550

40      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Internet Software & Services (Continued)
Premiere Global Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.843%, [LIBOR6+650], 12/8/21[5]	$64,219	$59,751
Project Deep Blue Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.54%, [LIBOR4+325], 2/12/25[5]	59,850	59,925
Quest Software US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.777%, [LIBOR4+425], 5/16/25[5]	225,000	226,335
Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.56%, [LIBOR12+325], 4/24/22[5]	421,166	419,325
Seattle SpinCo, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.802%, [LIBOR12+275], 6/21/24[5]	484,096	483,566
Shutterfly, Inc.,Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.00%, [LIBOR12+275], 8/17/24[5]	144,638	144,981
SolarWinds Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.302%, [LIBOR12+300], 2/5/24[5]	129,025	129,473
Solera LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.052%, [LIBOR12+275], 3/3/23[5,9]	212,952	213,035
Sophia LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.636%, [LIBOR4+325], 9/30/22[5,9]	90,000	90,300
SS&C Technologies Holdings Europe Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.552%, [LIBOR4+250], 4/16/25[5]	203,046	202,270
SS&C Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.552%, [LIBOR4+250], 4/16/25[5]	524,662	522,658
Sungard Availability Services Capital, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.274%, [LIBOR12+700], 9/30/21[5]	53,965	49,019
Sybil Software LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.886%, [LIBOR4+250], 9/29/23[5]	21,928	22,043
Tempo Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.242%, [LIBOR12+300], 5/1/24[5]	483,235	484,201
TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.756%, [LIBOR4+250], 9/28/24[5]	202,373	202,753
Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.576%-6.802%, [LIBOR12+450], 1/27/23[5]	517,393	494,829
Vertafore, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.623%, [LIBOR4+325], 7/2/25[5,9]	54,000	53,899
Xperi Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.742%, [LIBOR12+250], 12/1/23[5,9]	262,000	258,848
		9,413,289

IT Services—0.1%
Pi US Mergerco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.802%, [LIBOR12+350], 1/3/25[5]	487,750	486,989
		486,989

Materials—0.7%
Chemicals—0.3%
Alpha 3 BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.386%, [LIBOR4+300], 1/31/24[5]	228,375	228,768
Consolidated Energy Finance SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.784%, [LIBOR12+250], 5/7/25[5,9]	139,650	139,301

41      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Chemicals (Continued)
Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.545%, [LIBOR4+350], 3/17/25[5]	$144,362	$144,795
Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.802%, [LIBOR12+350], 7/30/21[5]	187,589	188,800
Encapsys LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.552%, [LIBOR4+325], 11/7/24[5,9]	184,075	184,880
Ferro Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.636%, [LIBOR4+225], 2/14/24[5]	83,729	83,816
LUX HOLDCO III, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.302%, [LIBOR4+300], 3/28/25[5]	44,775	45,027
MacDermid, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B6, 5.302%, [LIBOR12+300], 6/7/23[5]	87,672	87,891
Tranche B7, 4.742%, [LIBOR4+275], 6/7/20[5]	88,054	88,236
Messer Industries USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.834%, 9/28/25[7,9]	110,000	110,165
New Arclin US Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.886%, [LIBOR4+350], 2/14/24[5]	107,182	107,048
OCI Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.386%, [LIBOR4+425], 3/13/25[5]	139,362	141,279
Polar US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.186%, [LIBOR4+475], 10/15/25[5]	2,492	2,484
Polar US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.186%, [LIBOR4+475], 10/15/25[5,9]	112,508	112,157
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.027%, [LIBOR4+250], 2/8/25[5]	57,419	57,434
Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.802%, [LIBOR12+350], 6/13/23[5]	118,331	116,556
Starfruit US Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.506%, [LIBOR12+325], 10/1/25[5]	280,000	279,500
Tronox Blocked Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.302%, [LIBOR4+300], 9/23/24[5,9]	154,068	154,116
Tronox Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.302%, [LIBOR4+300], 9/23/24[5,9]	355,534	355,644
Univar USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.552%, [LIBOR12+250], 7/1/24[5]	195,177	195,385
		2,823,282

Construction Materials—0.1%
Continental Building Products Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.492%-4.552%, [LIBOR12+225], 8/18/23[5]	139,663	139,816
Pisces Midco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.175%, [LIBOR4+300], 4/12/25[5]	224,438	223,994
Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.052%, [LIBOR12+275], 11/15/23[5]	561,779	560,375
Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.53%, [LIBOR12+225], 2/8/25[5]	91,212	91,084

42      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Construction Materials (Continued)
VC GB Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.302%, [LIBOR12+325], 2/28/24[5]	$137,969	$137,107
		1,152,376

Containers & Packaging—0.1%
Ball Metalpack Finco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.802%, [LIBOR12+450], 7/31/25[5]	64,838	65,405
BWAY Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.658%, [LIBOR12+325], 4/3/24[5,9]	476,145	474,061
Flex Acquisition Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.506%, [LIBOR4+325], 6/29/25[5,9]	289,300	290,075
Plastipak Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.81%, [LIBOR12+250], 10/14/24[5]	163,624	163,560
Pro Mach Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.277%, [LIBOR4+300], 3/7/25[5]	233,975	233,595
Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.052%, [LIBOR12+300], 2/5/23[5]	303,716	304,301
		1,530,997

Metals & Mining—0.2%
Covia Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.05%, [LIBOR4+375], 6/1/25[5]	249,375	210,177
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 9.326%, [LIBOR12+725], 10/17/22[5]	1,590,419	1,433,698
Tranche B3, 9.992%, [LIBOR12+775], 10/17/22[5]	466,259	420,566
Oxbow Carbon LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.802%, [LIBOR12+375], 1/4/23[5]	24,063	24,283
Peabody Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.052%, [LIBOR12+275], 3/31/25[5]	107,440	107,389
TMS International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.052%, [LIBOR4+275], 8/14/24[5]	90,227	90,340
		2,286,453

Telecommunication Services—0.4%
Diversified Telecommunication Services—0.4%
CenturyLink, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.052%, [LIBOR4+275], 1/31/25[5]	1,240,625	1,228,994
Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.552%, [LIBOR4+375], 10/2/24[5]	235,000	235,336
Consolidated Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.08%, [LIBOR12+300], 10/5/23[5]	350,426	345,533
Digicel International Finance Ltd, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.57%, [LIBOR4+325], 5/27/24[5]	312,460	300,352
Frontier Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.06%, [LIBOR12+375], 6/15/24[5]	411,096	399,174
Fusion Connect, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.841%, [LIBOR4+750], 5/4/23[5]	360,750	340,909
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.386%, [LIBOR4+400], 5/23/20[5]	252,535	253,166

43      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
GTT Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.05%, [LIBOR12+275], 5/31/25[5,9]	$194,850	$192,514
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.85%, [LIBOR4+450], 8/6/21[5]	272,953	263,400
IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.85%, [LIBOR4+950], 2/4/22[5]	161,028	141,705
NeuStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 5.802%, [LIBOR12+350], 8/8/24[5]	164,584	165,227
Sprint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.813%, [LIBOR12+250], 2/2/24[5]	906,291	906,998
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 6.29%, [LIBOR12+400], 3/29/21[5]	408,029	383,984
		5,157,292

Utilities—1.2%
Electric Utilities—1.2%
Brookfield WEC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.052%, [LIBOR4+375], 8/1/25[5]	215,000	216,628
Calpine Construction Finance Co. LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.802%, [LIBOR12+250], 1/15/25[5]	84,574	84,574
Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B5, 4.89%, [LIBOR4+250], 1/15/24[5]	306,722	306,067
Tranche B7, 4.84%, [LIBOR4+275], 5/31/23[5]	34,298	34,240
Compass Power Generation LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.802%, [LIBOR12+350], 12/20/24[5]	123,713	124,733
EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.64%, [LIBOR4+325], 6/28/23[5]	220,198	220,218
Exgen Renewables IV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.32%, [LIBOR4+300], 11/28/24[5]	29,421	29,715
Frontera Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.524%, [LIBOR12+425], 5/2/25[5]	264,450	265,772
Kestrel Acquisition LLC., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.56%, [LIBOR12+425], 6/2/25[5]	144,638	145,963
Lightstone Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.992%, [LIBOR12+375], 1/30/24[5,9]	202,086	199,668
Tranche C, 5.992%, [LIBOR12+375], 1/30/24[5,9]	3,787	3,742
Tranche C, 5.992%, [LIBOR12+375], 1/30/24[5]	10,598	10,472
MRP Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.386%, [LIBOR4+700], 10/18/22[5]	73,500	70,927
Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.386%, [LIBOR4+400], 11/9/20[5]	419,552	374,713
Talen Energy Supply LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 6.302%, [LIBOR12+400], 7/15/23[5,9]	329,449	330,736
Tranche B2, 6.302%, [LIBOR12+400], 4/15/24[5,9]	76,728	77,028
Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.552%, 8/4/23[7]	1,566,015	1,564,379
Tranche B2, 4.326%, [LIBOR12+225], 12/14/23[5]	9,549,828	9,570,743
		13,630,318
Total Corporate Loans (Cost $156,798,461)		154,904,329

44      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Event-Linked Bonds—1.3%
Acorn Re Ltd. Catastrophe Linked Nts., 4.986% [US0003M+275], 11/10/21[5,12]	$1,000,000	$1,002,250
Akibare Re Ltd. Catastrophe Linked Nts., 4.781% [US0006M+234], 4/7/20[5,6]	1,000,000	1,001,250
Alamo Re Ltd. Catastrophe Linked Nts., 5.58% [T-BILL 1MO+325], 6/7/21[5,6]	625,000	625,594
Aozora Re Ltd. Catastrophe Linked Nts., 4.323% [US0006M+200], 4/7/21[5,6]	1,000,000	999,250
Azzurro RE I DAC Catastrophe Linked Nts., 2.15% [EUR003M+215], 1/16/19[5,6]	1,000,000	1,133,131
Cranberry Re Ltd. Catastrophe Linked Nts., 4.235% [US0006M+200], 7/13/20[5,6]	1,000,000	1,016,050
Golden State Re II Ltd. Catastrophe Linked Nts., 4.53% [T-BILL 3MO+220], 1/8/19[5,6]	1,000,000	1,000,750
International Bank for Reconstruction & Development:
4.614% [US0003M+250], 2/15/21[5,12,13]	1,250,000	1,247,813
5.114% [US0003M+300], 2/15/21[5,6,13]	1,000,000	1,007,650
Kizuna Re II Ltd. Catastrophe Linked Nts., 4.203% [T-BILL 3MO+187.5], 4/11/23[5,12]	250,000	252,712
Long Point Re III Ltd. Catastrophe Linked Nts., 5.075% [T-BILL 3MO+275], 6/1/22[5,6]	1,000,000	1,010,750
Manatee Re II Ltd. Catastrophe Linked Nts., 6.575% [T-BILL 3MO+425], 6/7/21[5,6]	1,000,000	1,006,250
Merna Re Ltd.:
4.325% [T-BILL 3MO+200], 4/8/20[5,6]	500,000	501,475
4.325% [T-BILL 3MO+200], 4/8/21[5,12]	250,000	251,162
4.575% [T-BILL 3MO+225], 4/8/19[5,6]	250,000	250,762
Nakama Re Ltd. Catastrophe Linked Nts., 4.429% [US0006M+220], 10/13/21[5,12]	750,000	760,988
Pelican IV Re Ltd. Catastrophe Linked Nts., 4.358% [US0003M+225], 5/7/21[5,6]	1,000,000	1,000,850
SD Re Ltd. Catastrophe Linked Nts., 6.276% [US0003M+400], 10/19/21[5,6]	750,000	753,263
Total Event-Linked Bonds (Cost $14,832,672)		14,821,950

	Shares
Structured Securities—1.0%
Africa Telecommunications Media & Technology Fund 1 LLC[1,12]	9,542,930	—
Toronto-Dominion Bank (The), Enterprise Products Partners LP Equity Linked Nts., 6/6/19-11/20/19[6]	11,374,000	11,496,498
Total Structured Securities (Cost $21,384,472)		11,496,498

		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Exchange-Traded Options Purchased—0.0%
S&P 500 Index Call[1]	USD	2,960.000	12/21/18	USD 42,032	USD 0	[14]	39,990
S&P 500 Index Call[1]	USD	2,795.000	1/18/19	USD 19,253	USD 0	[14]	342,575
S&P 500 Index Call[1]	USD	3,000.000	1/18/19	USD 32,812	USD 0	[14]	62,920
S&P 500 Index Call[1]	USD	2,970.000	12/21/18	USD 49,082	USD 0	[14]	45,974
Total Exchange-Traded Options Purchased (Cost $1,989,636)							491,459

45      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Counter- party	Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Option Purchased—0.1%
CNH Currency Put[1] (Cost $417,914)	GSCO-OT	CNH6.869	8/27/19	CNH 200,000	CNH 110,000	$586,630

		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.5%
Interest Rate Swap maturing 1/24/29 Put[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.708%	1/22/19	JPY	795,000	1,543
Interest Rate Swap maturing 1/28/31 Put[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.523	1/26/21	JPY	1,744,000	191,955
Interest Rate Swap maturing 11/21/28 Put[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.850	11/19/18	JPY	749,000	1
Interest Rate Swap maturing 4/30/31 Put[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.485	4/27/21	JPY	5,250,000	739,266
Interest Rate Swap maturing 9/29/31 Put[1]	MSCO	Receive	Three- Month USD BBA LIBOR	3.253	10/21/21	USD	100,250	4,236,841
Interest Rate Swap maturing 9/29/31 Put[1]	MSCO	Receive	Three- Month USD BBA LIBOR	3.178	9/27/21	USD	4,100	184,474
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $5,469,804)								5,354,080

	Principal Amount
Short-Term Notes—4.6%
Air Liquide US LLC, 2.566%, 12/31/18[6,15,16]	$1,400,000	1,394,432
Albemarle Corp., 2.455%, 11/13/18[6,15,16]	1,200,000	1,198,839
AT&T, Inc., 2.902%, 5/28/19[6,15,16]	250,000	245,726
AT&T, Inc., 3.093%, 5/30/19[6,15,16]	1,200,000	1,179,273
Avery Dennison, 2.511%, 12/6/18[15,16]	1,300,000	1,296,746
BAT International Finance plc, 2.627%, 12/10/18[15,16]	1,500,000	1,495,787
Bell Canada, Inc., 2.596%, 1/4/19[15,16]	600,000	597,154
Bell Canada, Inc., 2.704%, 2/4/19[15,16]	1,000,000	992,797
Cabot Corp., 2.463%, 11/13/18[6,15,16]	1,400,000	1,398,770
CenterPoint Energy Resources Corp., 2.456%, 11/13/18[6,15,16]	1,600,000	1,598,615
Duke Energy Corp., 2.423%, 11/14/18[6,15,16]	1,400,000	1,398,667
Eastman Chemical, 2.434%, 11/6/18[15,16]	1,300,000	1,299,480

46      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Short-Term Notes (Continued)
Eni Finance USA, Inc., 2.491%, 12/10/18[15,16]	$1,600,000	$1,595,445
Glencore Funding, 2.779%, 1/7/19[15,16]	2,000,000	1,989,883
Harley-Davidson Financial Services, Inc., 2.545%, 1/7/19[15,16]	1,200,000	1,194,034
Hitachi Capital America Corp., 2.586%, 11/29/18[16]	1,400,000	1,397,188
HP, Inc., 2.503%, 11/13/18[16]	1,300,000	1,298,948
International Paper Co., 2.441%, 11/7/18[6,15,16]	1,200,000	1,199,439
Johnson & Johnson, 2.505%, 11/28/18[6,15,16]	1,400,000	1,397,288
Magna International, Inc., 2.515%, 11/13/18[6,15,16]	1,200,000	1,199,763
Marriott International, Inc., 2.511%, 11/27/18[6,15,16]	1,600,000	1,597,013
McKesson Corp., 2.515%, 11/26/18[6,15,16]	1,400,000	1,397,485
Mondelez International, Inc., 2.576%, 12/19/18[15,16]	1,600,000	1,594,423
NetApp, Inc., 2.454%, 11/6/18[6,15,16]	1,200,000	1,199,520
NextEra Energy Capital Holdings, 2.55%, 12/7/18[6,15,16]	900,000	897,671
NextEra Energy Capital Holdings, 2.592%, 12/20/18[6,15,16]	500,000	498,219
Northrop Grumman Corp., 2.688%, 1/16/19[6,15,16]	1,500,000	1,491,479
Puget Sound Energy, Inc., 2.415%, 11/9/18[16]	1,400,000	1,399,154
Qualcomm, Inc., 2.393%, 11/7/18[6,15,16]	2,000,000	1,999,111
Reckitt Benckiser Treasury Services plc, 2.39%, 11/13/18[15,16]	1,900,000	1,898,456
Relx, Inc., 2.443%, 11/8/18[6,15,16]	1,500,000	1,499,196
Rockwell Collins, Inc., 2.473%, 11/1/18[6,15,16]	1,200,000	1,199,921
Rockwell Collins, Inc., 2.503%, 11/6/18[6,15,16]	300,000	299,880
Ryder System, Inc., 2.445%, 11/19/18[16]	1,500,000	1,498,045
Sempra Energy, 2.485%, 11/26/18[15,16]	1,400,000	1,397,485
Telus Corp., 2.637%, 12/27/18[6,16]	1,600,000	1,593,431
United Technologies Corp., 2.55%, 11/28/18[6,15,16]	1,200,000	1,197,675
UnitedHealth Group, Inc., 2.505%, 12/31/18[6,15,16]	1,200,000	1,194,780
Walgreens Boots Alliance, Inc., 2.759%, 1/29/19[16]	1,300,000	1,291,209
Waste Management, Inc., 2.424%, 11/8/18[6,15,16]	1,200,000	1,199,360
Whirlpool Corp., 2.433%, 11/7/18[16]	1,200,000	1,199,439
Total Short-Term Notes (Cost $52,912,933)		52,911,226

	Shares
Investment Companies—5.7%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.12%[3,17]	25,288,291	25,288,291
SPDR Gold Trust Exchange Traded Fund[1,18]	351,515	40,476,953
Total Investment Companies (Cost $67,241,152)		65,765,244

Total Investments, at Value (Cost $1,009,238,804)	98.5%	1,133,246,454
Net Other Assets (Liabilities)	1.5	17,644,847
Net Assets	100.0%	$1,150,891,301

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $61,666,603. See Note 10 of accompanying Consolidated Notes.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

47      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

	Shares October 31, 2017	Gross Additions	Gross Reductions	Shares October 31, 2018

Common Stock
Specialty Retail
Gymboree Corp. (The)	4,118	—	—	4,118
Gymboree Holding Corp.	11,737	—	—	11,737
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	25,711,488	613,929,289	614,352,486	25,288,291

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Common Stock
Specialty Retail
Gymboree Corp. (The)	$23,421	$113	$—	$ (82,103)
Gymboree Holding Corp.	66,754	321	—	(234,007)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	25,288,291	406,194	—	—

Total	$25,378,466	$406,628	$—	$ (316,110)

4. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

5. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $78,953,932 or 6.86% of the Fund’s net assets at period end.

7. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

9. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

10. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

11. Interest or dividend is paid-in-kind, when applicable.

12. Restricted security. The aggregate value of restricted securities at period end was $3,514,925, which represents 0.31% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Acorn Re Ltd. Catastrophe Linked Nts., 4.986% [US0003M+275], 11/10/21	7/3/18-8/15/18	$1,000,118	$1,002,250	$2,132
Africa Telecommunications Media & Technology Fund 1 LLC	4/20/11	10,000,000	—	(10,000,000)

48      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
International Bank for Reconstruction & Development Catastrophe Linked Nts., 4.614% [US0003M+250], 2/15/21	5/29/18	$1,253,731	$1,247,813	$(5,918)
Kizuna Re II Ltd. Catastrophe Linked Nts., 4.203% [T-BILL 3MO+187.5], 4/11/23	6/20/18	250,466	252,712	2,246
Merna Re Ltd. Catastrophe Linked Nts., 4.325% [T-BILL 3MO+200], 4/8/21	6/18/18	251,100	251,162	62
Nakama Re Ltd. Catastrophe Linked Nts., 4.429% [US0006M+220], 10/13/21	7/19/18	761,376	760,988	(388)
		$13,516,791	$3,514,925	$(10,001,866)

13. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $2,255,463 or 0.20% of the Fund’s net assets at period end.

14. Number of contracts are less than 500.

15. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $43,233,812 or 3.76% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

16. Current yield as of period end.

17. Rate shown is the 7-day yield at period end.

18. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

	Shares Sold Short	Value
Securities Sold Short—(33.4)%
Common Stock Securities Sold Short—(33.4)%
AbbVie, Inc.	(104,416)	$(8,128,786)
AGCO Corp.	(114,830)	(6,435,073)
Air Lease Corp., Cl. A	(130,892)	(4,986,985)
Aircastle Ltd.	(319,790)	(6,213,520)
Ally Financial, Inc.	(554,960)	(14,101,534)
Apache Corp.	(174,010)	(6,582,798)
AvalonBay Communities, Inc.	(55,960)	(9,814,265)
Boeing Co. (The)	(24,308)	(8,625,937)
Camden Property Trust	(54,520)	(4,921,520)
Caterpillar, Inc.	(46,700)	(5,665,644)
Church & Dwight Co., Inc.	(239,960)	(14,246,425)
Cie Financiere Richemont SA	(128,129)	(9,343,787)
CNH Industrial NV	(362,460)	(3,765,959)
Colgate-Palmolive Co.	(164,150)	(9,775,132)
Corning, Inc.	(197,971)	(6,325,173)
Darden Restaurants, Inc.	(56,540)	(6,024,337)
Diamondback Energy, Inc.	(47,330)	(5,317,999)
Digital Realty Trust, Inc.	(46,500)	(4,801,590)

49      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares Sold Short	Value
Common Stock Securities Sold Short (Continued)
Dril-Quip, Inc.[1]	(129,960)	$(5,531,098)
Equity Residential	(154,780)	(10,054,509)
Fastenal Co.	(110,190)	(5,664,868)
Federal Realty Investment Trust	(45,270)	(5,615,744)
Franklin Resources, Inc.	(173,180)	(5,281,990)
General Mills, Inc.	(270,910)	(11,865,858)
GlaxoSmithKline plc, Sponsored ADR	(73,586)	(2,874,269)
HP, Inc.	(342,330)	(8,263,846)
Intel Corp.	(232,989)	(10,922,524)
International Business Machines Corp.	(63,960)	(7,382,903)
Ipsen SA	(13,780)	(1,911,185)
Jones Lang LaSalle, Inc.	(102,810)	(13,597,651)
Kirby Corp.[1]	(77,180)	(5,552,329)
Koninklijke Ahold Delhaize NV	(457,233)	(10,475,094)
Louisiana-Pacific Corp.	(146,890)	(3,197,795)
Nokia OYJ, Sponsored ADR	(2,138,767)	(12,019,871)
Novo Nordisk AS, Sponsored ADR	(235,558)	(10,171,394)
Oceaneering International, Inc.[1]	(256,240)	(4,853,186)
Oil States International, Inc.[1]	(207,040)	(4,610,781)
Pennsylvania Real Estate Investment Trust	(1,151,812)	(10,308,717)
Procter & Gamble Co. (The)	(61,440)	(5,448,499)
ResMed, Inc.	(112,610)	(11,927,651)
Rio Tinto plc, Sponsored ADR	(79,245)	(3,905,986)
RLJ Lodging Trust	(242,550)	(4,715,172)
SAP SE, Sponsored ADR	(129,715)	(13,913,231)
Southern Copper Corp.	(95,100)	(3,646,134)
Starbucks Corp.	(96,720)	(5,635,874)
Target Corp.	(76,822)	(6,424,624)
W.W. Grainger, Inc.	(24,405)	(6,930,288)
Wacker Chemie AG	(29,021)	(2,597,791)
Weingarten Realty Investors	(323,560)	(9,098,507)
West Fraser Timber Co. Ltd.	(104,129)	(5,231,564)
Western Union Co. (The)	(595,160)	(10,736,685)
William Demant Holding AS1	(293,281)	(9,640,370)
Total Securities Sold Short (Proceeds $404,823,238)		$(385,084,452)

Forward Currency Exchange Contracts as of October 31, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	11/2018	USD	485	CNH	3,300	$11,893	$—
BAC	01/2019	USD	12,312	THB	398,000	271,342	—
BOA	01/2019	USD	371	THB	12,000	8,203	—
CITNA-B	11/2018	USD	15,251	CNH	103,120	477,689	—
CITNA-B	01/2019	USD	6,132	COP	18,500,000	403,389	—
DEU	01/2019	USD	15,632	CAD	20,150	300,845	—
GSCO-OT	11/2018	USD	725	CNH	5,000	8,660	—
JPM	01/2019	USD	186	COP	560,000	12,893	—

50      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
JPM	01/2019	USD	1,160	EUR	1,000	$18,949	$—
Total Unrealized Appreciation and Depreciation						$1,513,863	$—

Futures Contracts as of October 31, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Euro-BONO	Sell	12/6/18	91	EUR 14,978	$14,868,013	$109,521
Euro-BTP	Sell	12/6/18	228	EUR 32,105	31,412,823	691,790
Euro-BUND	Buy	12/6/18	315	EUR 57,008	57,178,321	170,054
Euro-OAT	Sell	12/6/18	90	EUR 15,497	15,490,574	6,015
S&P MID 400 E-Mini Index	Buy	12/21/18	167	USD 34,285	30,474,160	(3,810,359)
United States Treasury Nts., 2 yr.	Sell	12/31/18	63	USD 13,309	13,271,344	37,889
						$(2,795,090)

Centrally Cleared Credit Default Swaps at October 31, 2018
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.HY 30	Buy	5.000%	6/20/23	USD 850	$64,680	$(56,704)	$7,976
CDX.HY.29	Buy	5.000	12/20/22	USD 900	61,065	(61,588)	(523)
CDX.HY.30	Buy	5.000	6/20/23	USD 18,700	1,272,016	(1,247,481)	24,535
CDX.IG.30	Sell	1.000	6/20/23	USD 53,750	(955,869)	927,400	(28,469)
CDX.IG.30	Sell	1.000	6/20/23	USD 5,250	(93,792)	90,583	(3,209)
CDX.IG.31	Sell	1.000	12/20/23	USD 2,200	(42,299)	35,551	(6,748)
Federation of Malaysia	Buy	1.000	6/20/23	USD 1,600	22,355	(84)	22,271
Federation of Malaysia	Buy	1.000	12/20/22	USD 1,020	20,661	(5,358)	15,303
Federation of Malaysia	Buy	1.000	12/20/23	USD 1,200	3,533	5,997	9,530
iTraxx.Main.27	Buy	1.000	6/20/22	EUR 890	21,902	(21,040)	862
iTraxx.Main.27	Buy	1.000	6/20/22	EUR 46,010	979,105	(1,087,672)	(108,567)
iTraxx.Main.28	Buy	1.000	12/20/22	EUR 1,800	52,533	(39,703)	12,830
iTraxx.Main.29	Buy	1.000	6/20/23	EUR 3,100	59,083	(61,549)	(2,466)
iTraxx.Main.30	Buy	1.000	12/20/23	EUR 1,450	22,281	(23,417)	(1,136)
The Neiman Marcus Group LLC	Buy	5.000	12/20/20	USD 6,190	358,683	1,086,362	1,445,045
Total Centrally Cleared Credit Default Swaps					$1,845,937	$(458,703)	$1,387,234

Over-the-Counter Credit Default Swaps at October 31, 2018
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.21	CITNA-B	Buy	5.000	12/20/18	USD 1,407	$74,649	$(17,635)	$57,014

51      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.HY.25	CITNA-B	Buy	5.000%	12/20/20	USD 936	$(109,330)	$(90,566)	$(199,896)
CDX.HY.25	CITNA-B	Buy	5.000	12/20/20	USD 471	(48,278)	(45,574)	(93,852)
CDX.HY.25	CITNA-B	Sell	5.000	12/20/20	USD 124	76,899	(25,794)	51,105
CDX.HY.25	CITNA-B	Sell	5.000	12/20/18	USD 378	143,791	991	144,782
CDX.HY.25	CITNA-B	Sell	5.000	12/20/20	USD 246	160,041	(51,261)	108,780
CDX.NA.HY.21	CITNA-B	Buy	5.000	12/20/18	USD 7,500	(230,208)	(94,000)	(324,208)
CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD 1,543	861,248	4,048	865,296
CDX.NA.HY.21	GSCOI	Sell	5.000	12/20/18	USD 469	256,347	1,230	257,577
CDX.NA.HY.25	GSCOI	Buy	5.000	12/20/20	USD 7,500	(1,297,917)	(725,690)	(2,023,607)
CDX.NA.HY.25	GSCOI	Sell	5.000	12/20/20	USD 1,975	1,310,769	(410,742)	900,027
Federation of Malaysia	BAC	Buy	1.000	12/20/20	USD 2,900	(136,197)	(38,279)	(174,476)
Federation of Malaysia	BAC	Buy	1.000	12/20/20	USD 854	(35,262)	(11,273)	(46,535)
Federation of Malaysia	BNP	Buy	1.000	12/20/20	USD 761	(26,351)	(10,045)	(36,396)
Federation of Malaysia	BNP	Buy	1.000	6/20/21	USD 3,820	(112,656)	(47,147)	(159,803)
Federation of Malaysia	BNP	Buy	1.000	6/20/21	USD 3,000	(85,450)	(37,026)	(122,476)
Federation of Malaysia	BNP	Buy	1.000	12/20/20	USD 10,000	(651,135)	(131,996)	(783,131)
Federation of Malaysia	BNP	Buy	1.000	12/20/20	USD 1,811	(51,082)	(23,904)	(74,986)
Federation of Malaysia	CITNA-B	Buy	1.000	12/20/20	USD 4,295	(209,624)	(56,692)	(266,316)
Federation of Malaysia	MOS-A	Buy	1.000	12/20/20	USD 10,000	(502,319)	(131,996)	(634,315)

Total Over-the-Counter Credit Default Swaps						$(612,065)	$(1,943,351)	$(2,555,416)

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt	$61,200,000	$—	BBB+
Indexes
Non-Investment Grade Corporate Debt	4,735,179	17,814,000	BB
Indexes

Total	$65,935,179	$17,814,000

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

52      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Over-the-Counter Total Return Swaps at October 31, 2018
Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
0998.HK-China Citic Bank Corp.	GSCOI	Pay	One-Month HKD-HIBOR-HKAB minus 50 basis points	5/24/19	HKD 955	$2,538	$2,538
0998.HK-China Citic Bank Corp.	GSCOI	Pay	One-Month HKD-HIBOR-HKAB minus 50 basis points	5/24/19	HKD 38,855	493,616	493,616
1988.HK China Minsheng Banking Corp. Ltd.	GSCOI	Pay	One-Month HKD-HIBOR-HKAB minus 50 basis points	5/24/19	HKD 957	(1,670)	(1,670)
1988.HK China Minsheng Banking Corp. Ltd.	GSCOI	Pay	One-Month HKD-HIBOR-HKAB minus 50 basis points	5/24/19	HKD 39,530	284,765	284,765
3328.HK Bank of Communications- HK BR	GSCOI	Pay	One-Month HKD-HIBOR-HKAB minus 50 basis points	5/24/19	HKD 39,432	150,608	150,608
3328.HK Bank of Communications- HK BR	GSCOI	Pay	One-Month HKD-HIBOR-HKAB minus 50 basis points	5/24/19	HKD 952	(2,922)	(2,922)
3968.HK China Merchants Bank	GSCOI	Pay	One-Month HKD-HIBOR-HKAB minus 50 basis points	5/24/19	HKD 950	5,761	5,761
3968.HK China Merchants Bank	GSCOI	Pay	One-Month HKD-HIBOR-HKAB minus 50 basis points	5/24/19	HKD 39,829	495,890	495,890
6818.HK China Everbriight Bank	GSCOI	Pay	One-Month HKD-HIBOR-HKAB minus 50 basis points	5/24/19	HKD 19,640	200,763	200,763
6818.HK China Everbriight Bank	GSCOI	Pay	One-Month HKD-HIBOR-HKAB minus 50 basis points	5/24/19	HKD 956	526	526

Total Over-the-Counter Total Return Swaps						$1,629,875	$1,629,875

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

53      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
Currency abbreviations indicate amounts reporting in currencies
CAD	Canadian Dollar
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
EUR	Euro
HKD	Hong Kong Dollar
JPY	Japanese Yen
THB	Thailand Baht
Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BONO	Spanish Government Bonds
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
CDX.HY.25	Markit CDX High Yield Index
CDX.HY.29	Markit CDX High Yield Index
CDX.HY.30	Markit CDX High Yield Index
CDX.HY.31	Markit CDX High Yield Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
EUR003M	EURIBOR 3 Month ACT/360
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
ICE LIBOR	Intercontinental Exchange Benchmark Administration-London Interbank Offered Rate
iTraxx.Main.27	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.28	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.29	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.30	Credit Default Swap Trading Index for a Specific Basket of Securities
LIBOR03M	ICE LIBOR USD 3 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR6	London Interbank Offered Rate-Bi-Monthly
LIBOR12	London Interbank Offered Rate-Monthly
LIBOR52	London Interbank Offered Rate-Weekly
OAT	French Government Bonds
S&P	Standard & Poor’s
T-BILL 3MO	US Treasury Bill 3 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month

54      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Definitions (Continued)
US0006M	ICE LIBOR USD 6 Month

See accompanying Notes to Consolidated Financial Statements.

55      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES October 31, 2018

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $983,609,313)	$1,107,867,988
Affiliated companies (cost $25,629,491)	25,378,466

1,133,246,454
Cash	1,487,926
Cash used for collateral on futures	2,838,800
Cash used for collateral on OTC derivatives	520,000
Cash used for collateral on centrally cleared swaps	2,511,623
Deposits with broker for securities sold short	361,730,791
Deposits with broker for foreign securities sold short (cost 46,387,385)	44,842,195
Unrealized appreciation on forward currency exchange contracts	1,513,863
Swaps, at value (premiums received $1,261,386)	1,640,736
Centrally cleared swaps, at value (net premiums paid $729,744)	2,145,893
Receivables and other assets:
Interest and dividends	2,900,591
Investments sold (including $936,912 sold on a when-issued or delayed delivery basis)	1,189,195
Shares of beneficial interest sold	1,083,850
Variation margin receivable	105,186
Other	148,980

Total assets	1,557,906,083

Liabilities
Securities sold short, at value (proceeds $404,823,238)—see accompanying consolidated statement of investments	385,084,452
Swaps, at value (net premiums paid $1,873,451)	1,954,212
Centrally cleared swaps, at value (premiums received $2,575,681)	2,604,596
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	11,421,425
Shares of beneficial interest redeemed	4,293,552
Dividends	608,463
Variation margin payable	194,192
Trustees’ compensation	164,144
Distribution and service plan fees	125,834
Shareholder communications	28,149
Other	535,763

Total liabilities	407,014,782

Net Assets	$1,150,891,301

Composition of Net Assets
Par value of shares of beneficial interest	$419,286
Additional paid-in capital	1,077,231,745
Total distributable earnings	73,240,270

Net Assets	$1,150,891,301

56      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $477,683,126 and 17,420,247 shares of beneficial interest outstanding)	$27.42

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$29.09

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $89,319,146 and 3,695,133 shares of beneficial interest outstanding)	$24.17

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $211,904,278 and 7,512,136 shares of beneficial interest outstanding)	$28.21

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,426,185 and 741,920 shares of beneficial interest outstanding)	$26.18

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $352,558,566 and 12,559,150 shares of beneficial interest outstanding)	$28.07

See accompanying Notes to Consolidated Financial Statements.

57      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended October 31, 2018

Investment Income
Interest	$26,139,155
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $296,988)	17,549,617
Affiliated companies	406,194
Other income affiliated companies	434

Total investment income	44,095,400

Expenses
Management fees	10,597,108
Distribution and service plan fees:
Class A	1,228,674
Class B1	6,973
Class C	991,650
Class R	100,448
Transfer and shareholder servicing agent fees:
Class A	1,028,085
Class B1	1,468
Class C	198,901
Class I	62,843
Class R	40,518
Class Y	744,384
Shareholder communications:
Class A	4,684
Class B1	609
Class C	13,066
Class I	10,401
Class R	3,088
Class Y	39,412
Dividends on short sales	6,660,702
Financing expense from short sales	1,051,592
Custodian fees and expenses	209,220
Borrowing fees	41,805
Trustees’ compensation	31,311
Other	283,004

Total expenses	23,349,946
Less reduction to custodian expenses	(1,881)
Less waivers and reimbursements of expenses	(399,618)

Net expenses	22,948,447

Net Investment Income	21,146,953

58      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$54,246,301
Option contracts written	693,680
Futures contracts	2,671,263
Foreign currency transactions	2,523,270
Forward currency exchange contracts	(865,639)
Short positions	(43,812,790)
Swap contracts	(6,799,430)

Net realized gain	8,656,655
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	(45,365,579)
Affiliated companies	(316,110)
Translation of assets and liabilities denominated in foreign currencies	(3,109,142)
Forward currency exchange contracts	473,975
Futures contracts	(1,903,533)
Option contracts written	(693,680)
Short positions	44,103,814
Swap contracts	5,546,516

Net change in unrealized appreciation/(depreciation)	(1,263,739)

Net Increase in Net Assets Resulting from Operations	$28,539,869

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Consolidated Financial Statements.

59      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Year Ended October 31, 2017[1]
Operations
Net investment income	$21,146,953	$18,601,526
Net realized gain (loss)	8,656,655	(73,902,086)
Net change in unrealized appreciation/(depreciation)	(1,263,739)	79,014,846

Net increase in net assets resulting from operations	28,539,869	23,714,286

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(8,619,504)	(1,722,321)
Class B2	—	(12,416)
Class C	(1,068,693)	(273,777)
Class I	(3,035,922)	(985,054)
Class R	(295,899)	(44,000)
Class Y	(6,980,245)	(2,169,190)

Total dividends and distributions declared	(20,000,263)	(5,206,758)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(85,618,998)	(125,165,191)
Class B2	(2,572,522)	(4,833,789)
Class C	(21,720,741)	(29,837,699)
Class I	57,843,679	18,932,679
Class R	(1,748,886)	235,487
Class Y	(55,369,454)	1,358,274

Total beneficial interest transactions	(109,186,922)	(139,310,239)

Net Assets
Total decrease	(100,647,316)	(120,802,711)
Beginning of period	1,251,538,617	1,372,341,328

End of period	$1,150,891,301	$1,251,538,617

1. Prior period amounts have been conformed to current year presentation. See Notes to Consolidated Financial Statements, Note 2– New Accounting Pronouncements for further details.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Consolidated Financial Statements.

60      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$27.21	$26.81	$27.00	$26.64	$24.48
Income (loss) from investment operations:
Net investment income[2]	0.45	0.38	0.27	0.30	0.29
Net realized and unrealized gain (loss)	0.19	0.09	(0.32)	0.53	1.87
Total from investment operations	0.64	0.47	(0.05)	0.83	2.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)	(0.07)	(0.14)	(0.47)	0.00
Net asset value, end of period	$27.42	$27.21	$26.81	$27.00	$26.64

Total Return, at Net Asset Value[3]	2.34%	1.79%	(0.18)%	3.18%	8.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$477,683	$560,359	$675,558	$642,670	$642,789
Average net assets (in thousands)	$515,118	$620,775	$679,471	$636,510	$662,351
Ratios to average net assets:[4]
Net investment income	1.67%	1.39%	1.02%[5]	1.14%[5]	1.12%[5]
Expenses excluding specific expenses listed below	1.35%	1.36%	1.35%[5]	1.39%[5]	1.42%[5]
Dividends and/or interest expense on securities sold short	0.55%	0.39%	0.59%	0.60%	0.55%
Borrowing expenses on securities sold short	0.09%	0.01%	0.09%	0.18%	0.42%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	1.99%	1.76%	2.03%[5]	2.17%[5]	2.39%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.96%	1.72%	1.99%[5]	2.12%[5]	2.25%[5]
Portfolio turnover rate	155%	168%	131%	62%	44%

61      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	1.99%
Year Ended October 31, 2017	1.76%
Year Ended October 31, 2016	2.05%
Year Ended October 30, 2015	2.18%
Year Ended October 31, 2014	2.40%

See accompanying Notes to Consolidated Financial Statements.

62      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Class C	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$24.03	$23.85	$24.15	$23.89	$22.12
Income (loss) from investment operations:
Net investment income[2]	0.22	0.15	0.06	0.09	0.08
Net realized and unrealized gain (loss)	0.16	0.08	(0.28)	0.47	1.69
Total from investment operations	0.38	0.23	(0.22)	0.56	1.77
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.05)	(0.08)	(0.30)	0.00
Net asset value, end of period	$24.17	$24.03	$23.85	$24.15	$23.89

Total Return, at Net Asset Value[3]	1.59%	0.96%	(0.91)%	2.39%	8.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89,319	$110,630	$139,374	$117,152	$110,383
Average net assets (in thousands)	$99,593	$123,884	$136,400	$111,050	$112,984
Ratios to average net assets:[4]
Net investment income	0.90%	0.62%	0.25%[5]	0.38%[5]	0.36%[5]
Expenses excluding specific expenses listed below	2.11%	2.13%	2.11%[5]	2.14%[5]	2.19%[5]
Dividends and/or interest expense on securities sold short	0.55%	0.39%	0.59%	0.60%	0.55%
Borrowing expenses on securities sold short	0.09%	0.01%	0.09%	0.18%	0.42%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	2.75%	2.53%	2.79%[5]	2.92%[5]	3.16%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.72%	2.49%	2.75%[5]	2.87%[5]	3.02%[5]
Portfolio turnover rate	155%	168%	131%	62%	44%

63      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	2.75%
Year Ended October 31, 2017	2.53%
Year Ended October 31, 2016	2.81%
Year Ended October 30, 2015	2.93%
Year Ended October 31, 2014	3.17%

See accompanying Notes to Consolidated Financial Statements.

64      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Class I	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$28.00	$27.60	$27.79	$27.41	$25.09
Income (loss) from investment operations:
Net investment income[2]	0.57	0.50	0.37	0.28	0.42
Net realized and unrealized gain (loss)	0.19	0.10	(0.29)	0.69	1.90
Total from investment operations	0.76	0.60	0.08	0.97	2.32
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.55)	(0.20)	(0.27)	(0.59)	0.00
Net asset value, end of period	$28.21	$28.00	$27.60	$27.79	$27.41

Total Return, at Net Asset Value[3]	2.77%	2.18%	0.29%	3.62%	9.25%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$211,904	$151,697	$130,790	$59,214	$11
Average net assets (in thousands)	$209,624	$143,209	$96,611	$8,550	$11
Ratios to average net assets:[4]
Net investment income	2.05%	1.80%	1.35%[5]	1.06%[5]	1.57%[5]
Expenses excluding specific expenses listed below	0.97%	0.92%	0.97%[5]	0.82%[5]	0.95%[5]
Dividends and/or interest expense on securities sold short	0.55%	0.39%	0.59%	0.60%	0.55%
Borrowing expenses on securities sold short	0.09%	0.01%	0.09%	0.18%	0.42%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	1.61%	1.32%	1.65%[5]	1.60%[5]	1.92%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.29%	1.61%[5]	1.55%[5]	1.79%[5]
Portfolio turnover rate	155%	168%	131%	62%	44%

65      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	1.61%
Year Ended October 31, 2017	1.32%
Year Ended October 31, 2016	1.67%
Year Ended October 30, 2015	1.61%
Year Ended October 31, 2014	1.93%

See accompanying Notes to Consolidated Financial Statements.

66      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Class R	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$26.02	$25.69	$25.89	$25.55	$23.54
Income (loss) from investment operations:
Net investment income[2]	0.36	0.29	0.19	0.22	0.21
Net realized and unrealized gain (loss)	0.17	0.10	(0.30)	0.52	1.80
Total from investment operations	0.53	0.39	(0.11)	0.74	2.01
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.37)	(0.06)	(0.09)	(0.40)	0.00
Net asset value, end of period	$26.18	$26.02	$25.69	$25.89	$25.55

Total Return, at Net Asset Value[3]	2.07%	1.51%	(0.44)%	2.92%	8.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,426	$21,058	$20,567	$17,141	$17,302
Average net assets (in thousands)	$20,325	$21,118	$18,565	$16,942	$19,224
Ratios to average net assets:[4]
Net investment income	1.40%	1.12%	0.75%[5]	0.85%[5]	0.85%[5]
Expenses excluding specific expenses listed below	1.62%	1.62%	1.62%[5]	1.64%[5]	1.72%[5]
Dividends and/or interest expense on securities sold short	0.55%	0.39%	0.59%	0.60%	0.55%
Borrowing expenses on securities sold short	0.09%	0.01%	0.09%	0.18%	0.42%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	2.26%	2.02%	2.30%[5]	2.42%[5]	2.69%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.23%	1.98%	2.26%[5]	2.37%[5]	2.54%[5]
Portfolio turnover rate	155%	168%	131%	62%	44%

67      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	2.26%
Year Ended October 31, 2017	2.02%
Year Ended October 31, 2016	2.32%
Year Ended October 30, 2015	2.43%
Year Ended October 31, 2014	2.70%

See accompanying Notes to Consolidated Financial Statements.

68      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Class Y	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$27.86	$27.47	$27.68	$27.32	$25.05
Income (loss) from investment operations:
Net investment income[2]	0.52	0.45	0.32	0.31	0.34
Net realized and unrealized gain (loss)	0.19	0.09	(0.29)	0.60	1.93
Total from investment operations	0.71	0.54	0.03	0.91	2.27
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.15)	(0.24)	(0.55)	0.00
Net asset value, end of period	$28.07	$27.86	$27.47	$27.68	$27.32

Total Return, at Net Asset Value[3]	2.59%	1.98%	0.08%	3.43%	9.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$352,559	$405,224	$398,708	$87,249	$19,378
Average net assets (in thousands)	$373,135	$397,699	$278,002	$34,589	$14,096
Ratios to average net assets:[4]
Net investment income	1.90%	1.61%	1.16%[5]	1.13%[5]	1.27%[5]
Expenses excluding specific expenses listed below	1.12%	1.13%	1.17%[5]	1.10%[5]	1.78%[5]
Dividends and/or interest expense on securities sold short	0.55%	0.39%	0.59%	0.60%	0.55%
Borrowing expenses on securities sold short	0.09%	0.01%	0.09%	0.18%	0.42%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	1.76%	1.53%	1.85%[5]	1.88%[5]	2.75%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.73%	1.49%	1.81%[5]	1.83%[5]	2.04%[5]
Portfolio turnover rate	155%	168%	131%	62%	44%

69      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	1.76%
Year Ended October 31, 2017	1.53%
Year Ended October 31, 2016	1.87%
Year Ended October 30, 2015	1.89%
Year Ended October 31, 2014	2.76%

See accompanying Notes to Consolidated Financial Statements.

70      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS October 31, 2018

1. Organization

Oppenheimer Fundamental Alternatives Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Fundamental Alternatives Fund (Cayman) Ltd. (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial

71      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 14,616 shares with net assets of $40,682,991 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$40,476,953
Net assets	$40,682,991
Net income (loss)	$(370,958)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$(1,963,5714)

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

72      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

73      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Total Distributable Earnings	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$16,398,326	$51,045,201	$108,180,134

1. At period end, the Fund had $51,045,201 of net capital loss carryforward available to offset future realized capital

74      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

2. Significant Accounting Policies (Continued)

gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund utilized $17,115,812 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Earnings
$1,382,995	$1,382,995

The tax character of distributions paid during the reporting periods:

	Year Ended October 31, 2018	Year Ended October 31, 2017
Distributions paid from:
Ordinary income	$20,000,263	$5,206,758

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,046,637,480
Federal tax cost of other investments	(348,558,703)

Total federal tax cost	$698,078,777

Gross unrealized appreciation	$189,126,927
Gross unrealized depreciation	(80,946,793)

Net unrealized appreciation	$108,180,134

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from

75      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as

76      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

3. Securities Valuation (Continued)

supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Event-linked bonds, are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include reported trade data and broker-dealer price quotations.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward

77      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or

78      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

3. Securities Valuation (Continued)

liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as

Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$45,158,336	$103,278	$—	$45,261,614
Consumer Staples	46,045,077	—	—	46,045,077
Energy	50,436,146	97,420	14,705	50,548,271
Financials	110,389,649	217,854	—	110,607,503
Health Care	127,576,792	10,219,531	—	137,796,323
Industrials	83,187,193	39,474	—	83,226,667
Information Technology	78,960,961	—	—	78,960,961
Materials	31,526,458	—	—	31,526,458
Telecommunication Services	20,239,458	—	—	20,239,458
Utilities	32,447,874	—	—	32,447,874
Preferred Stocks	11,846,516	12,760,162	—	24,606,678
Rights, Warrants and Certificates	—	—	2,828	2,828
Asset-Backed Securities	—	50,801,947	—	50,801,947
Mortgage-Backed Obligations	—	53,744,170	—	53,744,170
Non-Convertible Corporate Bonds and Notes	—	61,099,209	—	61,099,209
Corporate Loans	—	153,118,885	1,785,444	154,904,329
Event-Linked Bonds	—	14,821,950	—	14,821,950
Structured Securities	—	11,496,498	—	11,496,498
Exchange-Traded Options Purchased	491,459	—	—	491,459
Over-the-Counter Option Purchased	—	586,630	—	586,630
Over-the-Counter Interest Rate
Swaptions Purchased	—	5,354,080	—	5,354,080
Short-Term Notes	—	52,911,226	—	52,911,226
Investment Companies	65,765,244	—	—	65,765,244
Total Investments, at Value	704,071,163	427,372,314	1,802,977	1,133,246,454
Other Financial Instruments:
Swaps, at value	—	1,640,736	—	1,640,736

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Other Financial Instruments: (Continued)
Centrally cleared swaps, at value	$—	$2,145,893	$—	$2,145,893
Futures contracts	1,015,269	—	—	1,015,269
Forward currency exchange contracts	—	1,513,863	—	1,513,863
Total Assets	$705,086,432	$432,672,806	$1,802,977	$1,139,562,215

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(351,116,226)	$(33,968,226)	$—	$(385,084,452)
Swaps, at value	—	(1,954,212)	—	(1,954,212)
Centrally cleared swaps, at value	—	(2,604,596)	—	(2,604,596)
Futures contracts	(3,810,359)	—	—	(3,810,359)
Total Liabilities	$(354,926,585)	$(38,527,034)	$—	$(393,453,619)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table Investments, at Value:
Rights, Warrants and Certificates
Fixed Income	$–	$(2,805)	$2,805	$–
Common Stocks
Consumer Discretionary	63,875	–	–	(63,875)
Energy	–	(31,652)	31,652	–
Health Care	77	–	–	(77)
Total Assets	$63,952	$(34,457)	$34,457	$(63,952)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the

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4. Investments and Risks (Continued)

investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$11,421,425
Sold securities	936,912

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued

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4. Investments and Risks (Continued)

under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. Loans and debt securities are subject to credit risk. Credit risk relates to the ability of the borrower under a loan or issuer of a debt to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers subsequently miss an interest and/or principal payment.

Information concerning securities not accruing income at period end is as follows:

Cost	$2,707,282
Market Value	$2,107,577
Market Value as % of Net Assets	0.18%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

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6. Use of Derivatives (Continued)

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $10,706,789 and $68,286,301, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of

85      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $77,173,120 and $80,602,698 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Interest Rate Options. The Fund may purchase or write call and put options on treasury and/or euro futures to increase or decrease exposure to interest rate risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

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6. Use of Derivatives (Continued)

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,570,549 and $322,003 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

During the reporting period, the Fund had no written options outstanding.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling

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6. Use of Derivatives (Continued)

protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $141,411,987 and $63,896,283 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps on various commodity indexes to increase or decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay or receive a fixed or a floating reference interest rate, and an amount equal to the opposite price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

$20,461,718 which are short the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $3,544,607 on purchased swaptions.

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6. Use of Derivatives (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $8,359,975.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses

91      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

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6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$8,203	$–	$–	$–	$8,203
Barclays Bank plc	283,235	(49,552)	(233,683)	–	–
Citibank NA	886,117	(381,522)	–	–	504,595
Deutsche Bank AG	300,845	–	–	–	300,845
Goldman Sachs Bank USA	595,290	–	–	(595,290)	–
Goldman Sachs International	2,568,462	(1,141,024)	–	–	1,427,438
JPMorgan Chase Bank NA	31,842	–	–	–	31,842
Morgan Stanley Capital Services, Inc.	4,421,315	–	–	(4,084,151)	337,164

	$9,095,309	$(1,572,098)	$(233,683)	$(4,679,441)	$2,610,087

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Barclays Bank plc	$(49,552)	$49,552	$–	$–	$–
BNP Paribas	(250,118)	–	–	250,118	–
Citibank NA	(381,522)	381,522	–	–	–
Goldman Sachs International	(1,141,024)	1,141,024	–	–	–
Morgan Stanley	(131,996)	–	–	–	(131,996)

	$(1,954,212)	$1,572,098	$–	$250,118	$(131,996)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$6,269	Swaps, at value	$1,949,620
Equity contracts	Swaps, at value	1,634,467	Swaps, at value	4,592
Interest rate contracts	Centrally cleared swaps, at value	2,145,893	Centrally cleared swaps, at value	2,604,596
Equity contracts	Variation margin receivable	90,180*
Interest rate contracts	Variation margin receivable	15,006	Variation margin payable	194,192*
Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	1,513,863
Equity contracts	Investments, at value	491,459**
Currency contracts	Investments, at value	586,630**
Interest rate contracts	Investments, at value	5,354,080**

Total		$11,837,847		$4,753,000

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts
Credit contracts	$—	$—	$—
Currency contracts	(2,091,013)	693,680	—
Equity contracts	15,028,008	—	1,232,342
Forward currency exchange contracts	—	—	—
Interest rate contracts	(2,371,352)	—	1,438,921

Total	$10,565,643	$693,680	$2,671,263

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6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$—	$(2,615,079)	$(2,615,079)
Currency contracts	—	—	(1,397,333)
Equity contracts	—	(4,184,351)	12,075,999
Forward currency exchange contracts	(865,639)	—	(865,639)
Interest rate contracts	—	—	(932,431)

Total	$(865,639)	$(6,799,430)	$6,265,517

* Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts
Credit contracts	$—	$—	$—
Currency contracts	2,054,159	(693,680)	—
Equity contracts	(3,872,115)	—	(3,810,359)
Forward currency exchange contracts	—	—	—
Interest rate contracts	3,880,954	—	1,906,826

Total	$2,062,998	$(693,680)	$(1,903,533)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$—	$1,703,417	$1,703,417
Currency contracts	—	—	1,360,479
Equity contracts	—	3,843,099	(3,839,375)
Forward currency exchange contracts	473,975	—	473,975
Interest rate contracts	—	—	5,787,780

Total	$473,975	$5,546,516	$5,486,276

* Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest (Continued)

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold[1]	1,285,066	$34,769,839	2,271,267	$61,514,476
Dividends and/or distributions reinvested	312,964	8,396,831	61,361	1,651,467
Redeemed	(4,767,943)	(128,785,668)	(6,936,544)	(188,331,134)

Net decrease	(3,169,913)	$(85,618,998)	(4,603,916)	$(125,165,191)

Class B
Sold	15	$348	3,176	$76,279
Dividends and/or distributions reinvested	—	—	536	12,416
Redeemed[1]	(107,046)	(2,572,870)	(204,657)	(4,922,484)

Net decrease	(107,031)	$(2,572,522)	(200,945)	$(4,833,789)

Class C
Sold	266,809	$6,382,546	415,840	$9,987,969
Dividends and/or distributions reinvested	43,628	1,038,786	10,755	257,477
Redeemed	(1,218,249)	(29,142,073)	(1,667,506)	(40,083,145)

Net decrease	(907,812)	$(21,720,741)	(1,240,911)	$(29,837,699)

Class I
Sold	5,406,281	$150,490,805	1,960,703	$54,741,876
Dividends and/or distributions reinvested	104,717	2,879,730	34,326	943,643
Redeemed	(3,417,127)	(95,526,856)	(1,316,046)	(36,752,840)

Net increase	2,093,871	$57,843,679	678,983	$18,932,679

Class R
Sold	129,760	$3,354,163	251,739	$6,538,991
Dividends and/or distributions reinvested	10,965	281,569	1,616	41,710
Redeemed	(208,133)	(5,384,618)	(244,512)	(6,345,214)

Net increase (decrease)	(67,408)	$(1,748,886)	8,843	$235,487

Class Y
Sold	6,344,567	$176,011,495	9,794,238	$272,149,034
Dividends and/or distributions reinvested	231,242	6,338,341	59,982	1,644,210
Redeemed	(8,561,857)	(237,719,290)	(9,825,658)	(272,434,970)

Net increase (decrease)	(1,986,048)	$(55,369,454)	28,562	$1,358,274

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

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8. Purchases and Sales of Securities (Continued)

	Purchases	Sales
Investment securities	$1,099,132,200	$1,211,762,504

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.85%
Next $500 million	0.80
Next $500 million	0.75
Next $500 million	0.70
Next $500 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $4.0 billion	0.50

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.84% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

97      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,259
Payments Made to Retired Trustees	27,561
Accumulated Liability as of October 31, 2018	64,978

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has

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9. Fees and Other Transactions with Affiliates (Continued)

adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor[1]	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
October 31, 2018	$72,309	$2,985	$2,095	$4,801	$—

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $346,215. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$13,881
Class B1	53
Class C	2,733
Class R	525
Class Y	9,841

99      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $26,370 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $468,239,589. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security the Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

Loan Commitments. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At period end, these investments have a market value of $41,775 and have been included as Corporate Loans in the Statement of Investments. These commitments are subject to funding based on the borrower’s discretion. The Fund is obligated to fund these commitments at

100      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

10. Borrowings and Other Financing (Continued)

the time of the request by the borrower. These commitments have been excluded from the Statement of Investments. The unrealized appreciation/depreciation on these commitments is recorded as an asset/liability on the Statement of Assets and Liabilities.

11. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

101      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Quest for Value Funds:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Fundamental Alternatives Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, and subsidiary, including the consolidated statement of investments, as of October 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two year period then ended, and the related consolidated notes (collectively, the “consolidated financial statements”) and the consolidated financial highlights for each of the years in the five year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Fund and subsidiary as of October 31, 2018, the results of their consolidated operations for the year then ended, the changes in their consolidated net assets for each of the years in the two year period then ended, and the consolidated financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund and subsidiary in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

December 21, 2018

102      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $19,080,962 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2018, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $6,178,130 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio manager and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

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The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michelle Borré, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the multialternative category. The Board noted that the Fund’s five-year performance was better than its category median although its one-year, three-year and ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load multialternative funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses, net of waivers, were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversee 47 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Chairman of the Board of Trustees (since 2009), Trustee (since 2001) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (registered business development company) (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004- June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Director, Board of Directors of Caron Engineering Inc. (since January 2018); Advisor, Board of Advisors of Caron Engineering Inc. (December 2014-December 2017); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Director of THL Credit, Inc. (since November 2016) (alternative credit investment manager); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (April 2012-September 2016); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development)

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Edmund P. Giambastiani, Jr., Continued	(since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007); Supreme Allied Commander of NATO Allied Command Transformation (2003- 2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Trustee of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately- held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick Simon & Co. (wealth management), LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (healthcare) (since November 2012); Advisory Board Director of The Alberleen Group LLC (investment banking) (since March 2012); Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC) (since 2016); Board Member of 100 Women in Finance (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Director of The Komera Project (non-profit) (April 2012-2016); New York Advisory Board Director of Peace First (non-profit) (March 2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse (investment banking): Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007- 2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the

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Joanne Pace, Continued	Boards of certain Oppenheimer funds since November 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/ Trustees of Value Line Funds; Trustee (since January 2015) and Treasurer and Chairman of the Audit Committee and Finance Committee (since January 2016) of Board of Trustees of Huntington Disease Foundation of America; Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 105 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Borré, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

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TRUSTEES AND OFFICERS Unaudited / Continued

Michelle Borré, Vice President (since 2011) Year of Birth: 1967	Senior Vice President of the Sub-Adviser (since January 2016); Senior Portfolio Manager of the Sub-Adviser (since April 2009); Vice President of the Sub-Adviser (April 2003-January 2016); Senior Research Analyst of the Sub-Adviser (February 2003-April 2009). Ms. Borre held various positions, including Managing Director and Partner, at J&W Seligman (July 1996 -January 2003); Adjunct Professor of Finance and Economics at Columbia Business School (2003-2013); Served on the Executive Advisory Board at the Heilbrunn Center for Graham and Dodd Investing at Columbia Business School (from 2004 to 2005).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0236.001.1018 December 21, 2018

Annual Report	10/31/2018

An Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell MidCap Value Index
1-Year	-5.00%	-10.46%	0.16%
5-Year	6.17	4.92	8.11
10-Year	11.21	10.55	13.35

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

3      OPPENHEIMER MID CAP VALUE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -5.00% during the reporting period, underperforming the Russell Midcap Value Index (the “Index”), which returned 0.16%. The Fund’s underperformance stemmed largely from stock selection in the Energy sector. Other detractors included stock selection in the Communication Services and Materials sectors. The Fund outperformed the Index within the Health Care and Real Estate sectors due to stock selection.

MARKET OVERVIEW

The U.S. equity market continued to climb for most of the reporting period. After markets closed 2017 with strong performance, 2018 has been choppy so far, with volatility making a comeback due to a combination of the U.S. Administration’s trade wars with neighboring nations, a rise in geopolitical tensions, and the prospect of rising interest rates interrupting the upward march of the equity markets. In October 2018, the last month of the reporting period, equity market volatility spiked to its highest levels in six months and all major equity indices across the world had substantially negative performance. The sell-off was sparked by concerns about rising interest rates in the U.S., continued trade and tariff related tensions, and a contentious U.S. election. Despite the elevated volatility, the Index posted muted positive results for the one-year period.

Throughout the reporting period, the market was led by growth stocks, although the

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

4      OPPENHEIMER MID CAP VALUE FUND

outperformance of growth was centered on a handful of mega-cap growth stocks. We witnessed Apple, Inc. become the first company to breach the $1 trillion market cap level, and Amazon.com, Inc. quickly followed by briefly eclipsing that level before eventually settling at a market cap of just over $950 billion. We also saw both Microsoft, and Alphabet, the parent company of Google, end the quarter at values exceeding $800 billion.

In our view, the business models of many of these growth stocks are attractive, however, we believe that attractiveness is well recognized by the equity market and positioning is crowded, even in the smaller stocks of the mid-cap universe. As contrarian investors, we are drawn to the less concentrated areas of the market.

FUND REVIEW

Top performing stocks for the Fund this reporting period included Ross Stores, Inc., Hess Corporation, and XPO Logistics, Inc.

Ross operates off price retail stores primarily under the Dress for Less brand name. Ross’s unique business model of focusing on suppliers’ excess inventory to offer significant discounts on brand name merchandise has helped the firm generate attractive growth in an otherwise difficult competitive retail environment.

Shares of Hess Corporation, a global exploration and production company, were strong as a result of higher oil prices.

XPO is a vertically integrated trucking and logistics company focused on “last mile” delivery. The company raised its free cash flow guidance amid a strengthening domestic freight market.

Detractors from performance this reporting period included Energy stocks Weatherford International plc and Newfield Exploration Company, along with Health Care holding Mylan N.V.

Shares of Weatherford International, which provides drilling and related services to oil producers, were weak as a result of lower oil prices, but the company continued to show progress on its restructuring program.

Newfield Exploration is an exploration and production company. Expectations of higher capital expenditures than expected drove fears of lower incremental well returns.

Mylan, a pharmaceutical company, reported a quarterly profit that fell well short of analysts’ expectations. The company’s Board of Directors also announced a plan to explore strategic alternatives for the company.

STRATEGY & OUTLOOK

As we discussed above, the U.S. equity market in 2018 has been characterized by the increasing levels of concentration among the largest growth stocks, which has impacted the performance of mid-cap growth stocks as well. While the fundamental outlook for growth stocks may be favorable, we believe

5      OPPENHEIMER MID CAP VALUE FUND

that is well recognized in current stock prices. As contrarian investors, we prefer to look elsewhere to find overlooked opportunities.

As always, while many investors focus on a short-term view when considering potential investments, the strategy utilizes in-depth fundamental research to seek to identify companies that are poised for an unanticipated acceleration in return

Laton Spahr, CFA Portfolio Manager

on invested capital over a multi-year time horizon. We believe this longer-term approach provides a more comprehensive outlook of potential investments by focusing on all three financial statements – income statement, balance sheet and statement of cash flows – and helps us uncover companies whose generation and use of free cash flow we deem as yet to be fully reflected in the current stock price.

Eric Hewitt Portfolio Manager

6      OPPENHEIMER MID CAP VALUE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Reinsurance Group of America, Inc., Cl. A	2.6%
Ross Stores, Inc.	2.6
Zions Bancorp NA	2.4
Coca-Cola European Partners plc	2.1
SunTrust Banks, Inc.	2.1
Kansas City Southern	2.1
Hess Corp.	2.0
Brunswick Corp.	2.0
Parker-Hannifin Corp.	2.0
Voya Financial, Inc.	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2018, and are based on net assets.

TOP TEN COMMON STOCK INDUSTRIES
Commercial Banks	9.2%
Real Estate Investment Trusts (REITs)	9.0
Oil, Gas & Consumable Fuels	7.7
Machinery	5.4
Insurance	5.3
Electric Utilities	4.9
Health Care Providers & Services	4.4
Food Products	3.1
Pharmaceuticals	3.0
Health Care Equipment & Supplies	2.6

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2018, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2018, and are based on the total market value of common stocks.

For more current Fund holdings, please visit oppenheimerfunds.com.

7      OPPENHEIMER MID CAP VALUE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/18
	Inception Date	1-Year	5-Year	10-Year
Class A (QVSCX)	1/3/89	-5.00%	6.17%	11.21%
Class C (QSCCX)	9/1/93	-5.72	5.37	10.36
Class I (QSCIX)	2/28/12	-4.61	6.61	9.45	*
Class R (QSCNX)	3/1/01	-5.26	5.89	10.92
Class Y (QSCYX)	10/24/05	-4.77	6.45	11.54

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/18
	Inception Date	1-Year	5-Year	10-Year
Class A (QVSCX)	1/3/89	-10.46%	4.92%	10.55%
Class C (QSCCX)	9/1/93	-6.60	5.37	10.36
Class I (QSCIX)	2/28/12	-4.61	6.61	9.45	*
Class R (QSCNX)	3/1/01	-5.26	5.89	10.92
Class Y (QSCYX)	10/24/05	-4.77	6.45	11.54

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to that of the Russell MidCap Value Index. The Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

8      OPPENHEIMER MID CAP VALUE FUND

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on October 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      OPPENHEIMER MID CAP VALUE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10      OPPENHEIMER MID CAP VALUE FUND

Actual	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During 6 Months Ended October 31, 2018
Class A	$1,000.00	$943.00	$5.75
Class C	1,000.00	939.30	9.43
Class I	1,000.00	944.90	3.73
Class R	1,000.00	941.60	6.97
Class Y	1,000.00	944.10	4.57

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.31	5.97
Class C	1,000.00	1,015.53	9.80
Class I	1,000.00	1,021.37	3.88
Class R	1,000.00	1,018.05	7.25
Class Y	1,000.00	1,020.52	4.75

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.17%
Class C	1.92
Class I	0.76
Class R	1.42
Class Y	0.93

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS October 31, 2018

	Shares	Value
Common Stocks—95.8%
Consumer Discretionary—10.8%
Auto Components—1.9%
BorgWarner, Inc.	537,840	$21,196,275

Household Durables—0.9%
Lennar Corp., Cl. A	253,230	10,883,825

Leisure Products—2.0%
Brunswick Corp.	434,920	22,611,491

Media—1.8%
CBS Corp., Cl. B	235,230	13,490,440
Madison Square Garden Co. (The), Cl. A1	26,040	7,203,185
		20,693,625

Multiline Retail—1.0%
Nordstrom, Inc.	169,570	11,152,619

Specialty Retail—2.6%
Ross Stores, Inc.	298,090	29,510,910

Textiles, Apparel & Luxury Goods—0.6%
Carter’s, Inc.	73,560	7,060,289

Consumer Staples—6.0%
Beverages—2.1%
Coca-Cola European Partners plc	544,020	24,747,470

Food & Staples Retailing—0.8%
Kroger Co. (The)	297,820	8,863,123

Food Products—3.1%
Conagra Brands, Inc.	476,483	16,962,795
McCormick & Co., Inc.	58,640	8,444,160
Nomad Foods Ltd.[1]	223,200	4,263,120
Tyson Foods, Inc., Cl. A	96,810	5,800,855
		35,470,930

Energy—8.9%
Energy Equipment & Services—1.2%
Transocean Ltd.[1]	285,220	3,140,272
Weatherford International plc[1]	8,107,990	10,945,787
		14,086,059

Oil, Gas & Consumable Fuels—7.7%
Callon Petroleum Co.[1]	612,110	6,102,737

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Concho Resources, Inc.[1]	119,190	$16,578,137
Delek US Holdings, Inc.	162,170	5,954,882
Devon Energy Corp.	438,950	14,221,980
Hess Corp.	398,630	22,881,362
Newfield Exploration Co.[1]	578,070	11,677,014
WPX Energy, Inc.[1]	628,680	10,084,027
		87,500,139

Financials—28.3%
Capital Markets—2.4%
Ameriprise Financial, Inc.	39,670	5,047,611
Ares Management LP2	825,034	16,178,917
Nasdaq, Inc.	72,840	6,315,956
		27,542,484

Commercial Banks—9.2%
CIT Group, Inc.	325,350	15,415,083
Glacier Bancorp, Inc.	252,620	10,711,088
KeyCorp	596,710	10,836,254
SunTrust Banks, Inc.	384,420	24,087,757
Synovus Financial Corp.	416,740	15,652,754
Zions Bancorp NA	593,560	27,926,998
		104,629,934
Diversified Financial Services—1.9%
Voya Financial, Inc.	490,500	21,464,280

Insurance—5.3%
Arthur J. Gallagher & Co.	164,240	12,155,402
Assurant, Inc.	113,240	11,008,061
Lincoln National Corp.	130,780	7,871,648
Reinsurance Group of America, Inc., Cl. A	209,860	29,877,768
		60,912,879

Real Estate Investment Trusts (REITs)—9.0%
Alexandria Real Estate Equities, Inc.	104,106	12,724,877
CubeSmart	414,660	12,016,847
Digital Realty Trust, Inc.	97,400	10,057,524
Equity LifeStyle Properties, Inc.	130,670	12,373,142

12      OPPENHEIMER MID CAP VALUE FUND

    _

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Equity Residential	177,720	$11,544,691
Highwoods Properties, Inc.	214,680	9,153,955
Park Hotels & Resorts, Inc.	497,930	14,474,825
Prologis, Inc.	167,098	10,772,808
Uniti Group, Inc.	503,890	9,644,455
		102,763,124

Thrifts & Mortgage Finance—0.5%
Radian Group, Inc.	320,300	6,146,557

Health Care—11.4%
Health Care Equipment & Supplies—2.6%
Boston Scientific Corp.[1]	505,107	18,254,567
Zimmer Biomet Holdings, Inc.	105,680	12,004,191
		30,258,758

Health Care Providers & Services—4.4%
Encompass Health Corp.	246,530	16,591,469
Molina Healthcare, Inc.[1]	130,338	16,522,948
WellCare Health Plans, Inc.[1]	60,340	16,653,237
		49,767,654

Life Sciences Tools & Services—1.4%
IQVIA Holdings, Inc.[1]	129,801	15,956,437

Pharmaceuticals—3.0%
Jazz Pharmaceuticals plc[1]	117,060	18,591,469
Mylan NV1	496,580	15,518,125
		34,109,594

Industrials—10.7%
Aerospace & Defense—0.4%
Huntington Ingalls Industries, Inc.	22,150	4,839,332

Air Freight & Couriers—0.9%
XPO Logistics, Inc.[1]	119,240	10,657,671

Construction & Engineering—1.0%
Fluor Corp.	255,500	11,206,230

Machinery—5.4%
Gates Industrial Corp. plc[1]	905,000	13,620,250
ITT, Inc.	359,880	18,173,940

	Shares	Value
Machinery (Continued)
Parker-Hannifin Corp.	147,380	$22,347,229
Stanley Black & Decker, Inc.	60,450	7,043,634
		61,185,053

Marine—0.9%
Kirby Corp.[1]	147,690	10,624,819

Road & Rail—2.1%
Kansas City Southern	234,650	23,924,914

Information Technology—7.7%
Communications Equipment—1.3%
Motorola Solutions, Inc.	119,230	14,612,829

Electronic Equipment, Instruments, &
Components—1.0%
FLIR Systems, Inc.	117,110	5,423,364
Zebra Technologies Corp., Cl. A1	38,640	6,425,832
		11,849,196

IT Services—2.0%
Black Knight, Inc.[1]	250,330	12,208,594
Fidelity National Information Services, Inc.	102,260	10,645,266
		22,853,860

Semiconductors & Semiconductor
Equipment—1.2%
Lam Research Corp.	27,050	3,833,796
Marvell Technology Group Ltd.	382,281	6,273,231
Tower Semiconductor Ltd.[1]	228,430	3,584,067
		13,691,094

Software—1.8%
Synopsys, Inc.[1]	233,370	20,893,616

Technology Hardware, Storage &
Peripherals—0.4%
NCR Corp.[1]	156,280	4,196,118

Materials—5.7%
Chemicals—1.8%
Celanese Corp., Cl. A	153,750	14,904,525
Huntsman Corp.	265,380	5,806,515
		20,711,040

13      OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Containers & Packaging—2.0%
Ball Corp.	284,800	$12,759,040
WestRock Co.	236,790	10,174,866
		22,933,906

Metals & Mining—1.9%
Alcoa Corp.[1]	490,530	17,163,645
Freeport-McMoRan, Inc.	434,630	5,063,439
		22,227,084

Utilities—6.3%
Electric Utilities—4.9%
Alliant Energy Corp.	248,330	10,673,223
Avangrid, Inc.	216,880	10,195,529
Entergy Corp.	126,650	10,632,268
Exelon Corp.	247,060	10,823,699
FirstEnergy Corp.	379,090	14,132,475
		56,457,194

Multi-Utilities—0.9%
Ameren Corp.	166,640	10,761,611

	Shares	Value
Water Utilities—0.5%
American Water Works Co., Inc.	62,640	$5,545,519
Total Common Stocks (Cost $984,671,581)		1,096,499,542
Investment Company—4.7%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.12%[3,4] (Cost $53,346,899)	53,346,899	53,346,899
Total Investments, at Value (Cost $1,038,018,480)	100.5%	1,149,846,441
Net Other Assets (Liabilities)	(0.5)	(6,168,411)
Net Assets	100.0%	$1,143,678,030

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security was a Master Limited Partnership during the period.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2017	Gross Additions	Gross Reductions	Shares October 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	199,690	388,750,242	335,603,033	53,346,899

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$53,346,899	$504,219	$—	$—

See accompanying Notes to Financial Statements.

14      OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $984,671,581)	$1,096,499,542
Affiliated companies (cost $53,346,899)	53,346,899

1,149,846,441
Cash	2,003,007
Receivables and other assets:
Investments sold	2,427,458
Dividends	363,315
Shares of beneficial interest sold	216,964
Other	203,287

Total assets	1,155,060,472

Liabilities
Payables and other liabilities:
Investments purchased	9,777,662
Shares of beneficial interest redeemed	1,025,013
Trustees’ compensation	300,576
Distribution and service plan fees	232,253
Shareholder communications	13,770
Other	33,168

Total liabilities	11,382,442

Net Assets	$1,143,678,030

Composition of Net Assets
Par value of shares of beneficial interest	$224,625
Additional paid-in capital	939,082,988
Total distributable earnings	204,370,417

Net Assets	$1,143,678,030

15      OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $801,596,850 and 15,241,236 shares of beneficial interest outstanding)	$52.59

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$55.80

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $172,168,271 and 3,989,913 shares of beneficial interest outstanding)	$43.15

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $4,302,245 and 80,365 shares of beneficial interest outstanding)	$53.53

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $62,088,377 and 1,234,349 shares of beneficial interest outstanding)	$50.30

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $103,522,287 and 1,916,666 shares of beneficial interest outstanding)	$54.01

See accompanying Notes to Financial Statements.

16      OPPENHEIMER MID CAP VALUE FUND

STATEMENT

OF OPERATIONS For the Year Ended October 31, 2018

Investment Income
Dividends:
Unaffiliated companies	$21,345,820
Affiliated companies	504,219
Interest	93,475

Total investment income	21,943,514

Expenses
Management fees	9,315,103
Distribution and service plan fees:
Class A	2,245,421
Class B1	13,032
Class C	2,044,017
Class R	370,841
Transfer and shareholder servicing agent fees:
Class A	1,848,896
Class B1	2,714
Class C	409,109
Class I	1,218
Class R	149,098
Class Y	212,337
Shareholder communications:
Class A	20,897
Class B1	472
Class C	5,264
Class I	78
Class R	1,047
Class Y	1,927
Borrowing fees	44,870
Custodian fees and expenses	26,221
Trustees’ compensation	20,642
Other	161,274

Total expenses	16,894,478
Less waivers and reimbursements of expenses	(63,581)

Net expenses	16,830,897

Net Investment Income	5,112,617

17      OPPENHEIMER MID CAP VALUE FUND

STATEMENT

OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investment transactions in unaffiliated companies	$104,270,883
Foreign currency transactions	36,112

Net realized gain	104,306,995
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	(166,166,478)
Translation of assets and liabilities denominated in foreign currencies	105

Net change in unrealized appreciation/(depreciation)	(166,166,373)

Net Decrease in Net Assets Resulting from Operations	$(56,746,761)

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

18      OPPENHEIMER MID CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Year Ended October 31, 2017[1]
Operations
Net investment income	$5,112,617	$2,569,954
Net realized gain	104,306,995	158,004,076
Net change in unrealized appreciation/(depreciation)	(166,166,373)	91,002,164
Net increase (decrease) in net assets resulting from operations	(56,746,761)	251,576,194

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(59,400,111)	(3,971,241)
Class B2	(238,230)	—
Class C	(15,307,725)	(53,393)
Class I	(175,383)	(10,505)
Class R	(5,055,286)	(160,512)
Class Y	(6,842,010)	(566,163)
Total dividends and distributions declared	(87,018,745)	(4,761,814)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(65,922,651)	(129,209,683)
Class B2	(4,321,439)	(8,498,380)
Class C	(23,337,632)	(47,007,458)
Class I	2,298,581	1,350,862
Class R	(11,121,462)	(16,559,746)
Class Y	6,199,881	33,091,139
Total beneficial interest transactions	(96,204,722)	(166,833,266)

Net Assets
Total increase (decrease)	(239,970,228)	79,981,114
Beginning of period	1,383,648,258	1,303,667,144
End of period	$1,143,678,030	$1,383,648,258

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2– New Accounting Pronouncements for further details.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

19      OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$58.99	$49.28	$46.44	$46.72	$42.63
Income (loss) from investment operations:
Net investment income[2]	0.29	0.17	0.24	0.24	0.36
Net realized and unrealized gain (loss)	(3.02)	9.76	2.83	(0.29)	4.25
Total from investment operations	(2.73)	9.93	3.07	(0.05)	4.61
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.22)	(0.23)	(0.23)	(0.52)
Distributions from net realized gain	(3.46)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(3.67)	(0.22)	(0.23)	(0.23)	(0.52)
Net asset value, end of period	$52.59	$58.99	$49.28	$46.44	$46.72

Total Return, at Net Asset Value[3]	(5.00)%	20.20%	6.62%	(0.13)%	10.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$801,597	$965,887	$920,277	$966,842	$1,104,252
Average net assets (in thousands)	$927,026	$986,140	$916,503	$1,085,463	$1,151,106
Ratios to average net assets:[4]
Net investment income	0.50%	0.31%	0.53%	0.49%	0.80%
Expenses excluding specific expenses listed below	1.17%	1.18%	1.19%	1.17%	1.18%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.17%	1.18%	1.19%	1.17%	1.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%[7]	1.17%	1.19%[7]	1.17%[7]	1.18%[7]
Portfolio turnover rate	71%	63%	34%	47%	51%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	1.17%
Year Ended October 31, 2017	1.18%
Year Ended October 31, 2016	1.19%
Year Ended October 30, 2015	1.17%
Year Ended October 31, 2014	1.18%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

20      OPPENHEIMER MID CAP VALUE FUND

Class C	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$49.20	$41.26	$39.00	$39.35	$35.83
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.12)	(0.20)	(0.09)	(0.11)	0.02
Net realized and unrealized gain (loss)	(2.46)	8.15	2.37	(0.24)	3.59
Total from investment operations	(2.58)	7.95	2.28	(0.35)	3.61
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.01)	(0.02)	0.00	(0.09)
Distributions from net realized gain	(3.46)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(3.47)	(0.01)	(0.02)	0.00	(0.09)
Net asset value, end of period	$43.15	$49.20	$41.26	$39.00	$39.35

Total Return, at Net Asset Value[3]	(5.72)%	19.30%	5.84%	(0.87)%	10.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$172,168	$220,394	$226,455	$253,446	$279,925
Average net assets (in thousands)	$204,959	$233,758	$233,067	$278,916	$283,792
Ratios to average net assets:[4]
Net investment income (loss)	(0.26)%	(0.44)%	(0.23)%	(0.26)%	0.05%
Expenses excluding specific expenses listed below	1.93%	1.93%	1.95%	1.92%	1.93%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.93%	1.93%	1.95%	1.92%	1.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.93%[7]	1.92%	1.95%[7]	1.92%[7]	1.93%[7]
Portfolio turnover rate	71%	63%	34%	47%	51%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	1.93%
Year Ended October 31, 2017	1.93%
Year Ended October 31, 2016	1.95%
Year Ended October 30, 2015	1.92%
Year Ended October 31, 2014	1.93%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

21      OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$59.97	$50.10	$47.20	$47.49	$43.64
Income (loss) from investment operations:
Net investment income[2]	0.53	0.39	0.44	0.43	0.47
Net realized and unrealized gain (loss)	(3.06)	9.94	2.89	(0.27)	4.42
Total from investment operations	(2.53)	10.33	3.33	0.16	4.89
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.45)	(0.46)	(0.43)	(0.45)	(1.04)
Distributions from net realized gain	(3.46)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(3.91)	(0.46)	(0.43)	(0.45)	(1.04)
Net asset value, end of period	$53.53	$59.97	$50.10	$47.20	$47.49

Total Return, at Net Asset Value[3]	(4.61)%	20.69%	7.10%	0.31%	11.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,302	$2,522	$950	$788	$427
Average net assets (in thousands)	$4,067	$1,375	$803	$621	$178
Ratios to average net assets:[4]
Net investment income	0.91%	0.69%	0.93%	0.88%	1.02%
Expenses excluding specific expenses listed below	0.76%	0.75%	0.76%	0.73%	0.76%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	0.76%	0.75%	0.76%	0.73%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%[7]	0.75%[7]	0.76%[7]	0.73%[7]	0.76%[7]
Portfolio turnover rate	71%	63%	34%	47%	51%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	0.76%
Year Ended October 31, 2017	0.75%
Year Ended October 31, 2016	0.76%
Year Ended October 30, 2015	0.73%
Year Ended October 31, 2014	0.76%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22      OPPENHEIMER MID CAP VALUE FUND

Class R	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$56.61	$47.31	$44.59	$44.88	$40.87
Income (loss) from investment operations:
Net investment income[2]	0.13	0.04	0.13	0.12	0.23
Net realized and unrealized gain (loss)	(2.87)	9.36	2.71	(0.30)	4.09
Total from investment operations	(2.74)	9.40	2.84	(0.18)	4.32
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.10)	(0.12)	(0.11)	(0.31)
Distributions from net realized gain	(3.46)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(3.57)	(0.10)	(0.12)	(0.11)	(0.31)
Net asset value, end of period	$50.30	$56.61	$47.31	$44.59	$44.88

Total Return, at Net Asset Value[3]	(5.26)%	19.90%	6.38%	(0.38)%	10.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,089	$81,351	$82,661	$97,983	$125,703
Average net assets (in thousands)	$74,653	$84,193	$85,721	$114,811	$129,580
Ratios to average net assets:[4]
Net investment income	0.25%	0.07%	0.28%	0.25%	0.53%
Expenses excluding specific expenses listed below	1.42%	1.43%	1.45%	1.42%	1.45%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.42%	1.43%	1.45%	1.42%	1.45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.42%[7]	1.42%	1.45%[7]	1.42%[7]	1.45%[7]
Portfolio turnover rate	71%	63%	34%	47%	51%
1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	1.42%
Year Ended October 31, 2017	1.43%
Year Ended October 31, 2016	1.45%
Year Ended October 30, 2015	1.42%
Year Ended October 31, 2014	1.45%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

23      OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$60.47	$50.52	$47.59	$47.88	$43.81
Income (loss) from investment operations:
Net investment income[2]	0.44	0.30	0.36	0.36	0.52
Net realized and unrealized gain (loss)	(3.09)	10.01	2.91	(0.30)	4.37
Total from investment operations	(2.65)	10.31	3.27	0.06	4.89
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.36)	(0.34)	(0.35)	(0.82)
Distributions from net realized gain	(3.46)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(3.81)	(0.36)	(0.34)	(0.35)	(0.82)
Net asset value, end of period	$54.01	$60.47	$50.52	$47.59	$47.88

Total Return, at Net Asset Value[3]	(4.77)%	20.47%	6.92%	0.12%	11.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$103,522	$108,996	$61,964	$49,241	$50,323
Average net assets (in thousands)	$106,563	$91,745	$49,957	$51,876	$50,290
Ratios to average net assets:[4]
Net investment income	0.74%	0.53%	0.74%	0.73%	1.13%
Expenses excluding specific expenses listed below	0.93%	0.94%	0.95%	0.92%	0.84%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	0.93%	0.94%	0.95%	0.92%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%[7]	0.93%	0.95%[7]	0.92%[7]	0.83%
Portfolio turnover rate	71%	63%	34%	47%	51%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2018	0.93%
Year Ended October 31, 2017	0.94%
Year Ended October 31, 2016	0.95%
Year Ended October 30, 2015	0.92%
Year Ended October 31, 2014	0.84%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

24      OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2018

1. Organization

Oppenheimer Mid Cap Value Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of

25      OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised

26      OPPENHEIMER MID CAP VALUE FUND

2. Significant Accounting Policies (Continued)

based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

27      OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Total Distributable Earnings	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$100,974,647	$—	$104,154,134

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund utilized $64,627,129 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Earnings[3]
$9,977,071	$9,977,071

3. $9,924,716, including $9,375,903 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended October 31, 2018	Year Ended October 31, 2017
Distributions paid from:
Ordinary income	$4,241,441	$4,444,010
Long-term capital gain	82,777,304	317,804
Total	$87,018,745	$4,761,814

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

28      OPPENHEIMER MID CAP VALUE FUND

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$1,045,692,307

Gross unrealized appreciation	$182,699,779
Gross unrealized depreciation	(78,545,645)

Net unrealized appreciation	$104,154,134

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities

29      OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

30      OPPENHEIMER MID CAP VALUE FUND

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$123,109,034	$—	$—	$123,109,034
Consumer Staples	69,081,523	—	—	69,081,523
Energy	101,586,198	—	—	101,586,198
Financials	323,459,258	—	—	323,459,258
Health Care	130,092,443	—	—	130,092,443
Industrials	122,438,019	—	—	122,438,019
Information Technology	88,096,713	—	—	88,096,713
Materials	65,872,030	—	—	65,872,030
Utilities	72,764,324	—	—	72,764,324
Investment Company	53,346,899	—	—	53,346,899
Total Assets	$1,149,846,441	$—	$—	$1,149,846,441

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above

31      OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

32      OPPENHEIMER MID CAP VALUE FUND

4. Investments and Risks (Continued)

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

33      OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold[1]	861,372	$49,240,094	2,085,580	$114,516,764
Dividends and/or distributions reinvested	1,013,226	56,892,054	68,093	3,780,709
Redeemed	(3,007,499)	(172,054,799)	(4,452,720)	(247,507,156)
Net decrease	(1,132,901)	$(65,922,651)	(2,299,047)	$(129,209,683)

Class B
Sold	818	$38,190	14,889	$672,298
Dividends and/or distributions reinvested	5,148	237,590	—	—
Redeemed[1]	(97,486)	(4,597,219)	(199,037)	(9,170,678)
Net decrease	(91,520)	$(4,321,439)	(184,148)	$(8,498,380)

Class C
Sold	287,237	$13,512,937	601,510	$27,693,457
Dividends and/or distributions reinvested	319,101	14,747,646	1,034	47,577
Redeemed	(1,095,828)	(51,598,215)	(1,611,515)	(74,748,492)
Net decrease	(489,490)	$(23,337,632)	(1,008,971)	$(47,007,458)

Class I
Sold	60,623	$3,582,562	33,192	$1,907,541
Dividends and/or distributions reinvested	3,043	174,241	183	10,366
Redeemed	(25,360)	(1,458,222)	(10,287)	(567,045)
Net increase	38,306	$2,298,581	23,088	$1,350,862

Class R
Sold	177,814	$9,705,445	287,317	$15,267,863
Dividends and/or distributions reinvested	84,988	4,567,155	2,722	144,816
Redeemed	(465,551)	(25,394,062)	(600,102)	(31,972,425)
Net decrease	(202,749)	$(11,121,462)	(310,063)	$(16,559,746)

Class Y
Sold	661,431	$38,460,410	1,436,742	$82,380,165
Dividends and/or distributions reinvested	108,363	6,248,542	8,647	493,970
Redeemed	(655,593)	(38,509,071)	(869,522)	(49,782,996)
Net increase	114,201	$6,199,881	575,867	$33,091,139

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term

34      OPPENHEIMER MID CAP VALUE FUND

7. Purchases and Sales of Securities (Continued)

obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$909,633,244	$1,081,501,268

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $400 million	0.80%
Next $400 million	0.75
Next $1.2 billion	0.60
Next $4 billion	0.58
Over $6 billion	0.56

The Fund’s effective management fee for the reporting period was 0.71% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

35      OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,626
Payments Made to Retired Trustees	58,793
Accumulated Liability as of October 31, 2018	136,418

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class

36      OPPENHEIMER MID CAP VALUE FUND

8. Fees and Other Transactions with Affiliates (Continued)

R shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor[1]	Distributor	Distributor
October 31, 2018	$143,325	$3,446	$706	$6,428	$—

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

Waivers and Reimbursements of Expenses. Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$24,226
Class B1	93
Class C	5,499
Class R	2,041
Class Y	2,743

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $28,979 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

37      OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

38      OPPENHEIMER MID CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Quest For Value Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Mid Cap Value Fund (the “Fund”), a series of Oppenheimer Quest For Value Funds, including the statement of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

December 21, 2018

39      OPPENHEIMER MID CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

Capital gain distributions of $3.46045 per share were paid to Class A, Class B, Class C, Class I, Class R and Class Y shareholders, respectively, on December 6, 2017. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $16,545,055 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2018, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $133,085 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $6,096,676 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Laton Spahr and Eric Hewitt, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the mid-cap value category. The Board noted that the Fund’s one-year and five-year performance was better than its category median although its three-year and ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load mid-cap value funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was equal to its peer group median and lower than its category median. The Board also noted that the Fund’s total expenses were higher than its peer group median and lower than its category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently

42      OPPENHEIMER MID CAP VALUE FUND

has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversee 47 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Chairman of the Board of Trustees (since 2009), Trustee (since 2001) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (registered business development company) (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004- June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Director, Board of Directors of Caron Engineering Inc. (since January 2018); Advisor, Board of Advisors of Caron Engineering Inc. (December 2014-December 2017); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Director of THL Credit, Inc. (since November 2016) (alternative credit investment manager); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (April 2012-September 2016); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (career services) (March 2015-November 2016), Director of

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TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	Monster Worldwide, Inc. (career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007); Supreme Allied Commander of NATO Allied Command Transformation (2003- 2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Trustee of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

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Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately- held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick Simon & Co. (wealth management), LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (healthcare) (since November 2012); Advisory Board Director of The Alberleen Group LLC (investment banking) (since March 2012); Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC) (since 2016); Board Member of 100 Women in Finance (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Director of The Komera Project (non-profit) (April 2012-2016); New York Advisory Board Director of Peace First (non-profit) (March 2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse (investment banking): Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007- 2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/ Trustees of Value Line Funds; Trustee (since January 2015) and Treasurer and Chairman of the Audit Committee and Finance Committee (since January 2016) of Board of Trustees of Huntington Disease Foundation of America; Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 105 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Spahr, Hewitt, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Laton Spahr, Vice President (since 2013) Year of Birth: 1975	Senior Vice President of the Sub-Adviser since March 2013. Senior portfolio manager (2003-2013) and equity analyst (2001-2002) for Columbia Management Investment Advisers, LLC.

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Eric Hewitt, Vice President (since 2013) Year of Birth: 1971	Senior Portfolio Manager of the Sub-Adviser (since January 2017); Vice President of the Sub-Adviser (since March 2013). Product Manager for Columbia Management Investment Advisors, LLC (2012–2013); Senior Equity Analyst and Portfolio Manager with Diamondback/Harbor Watch Capital Management, LLC (2009–2012); Senior Equity Analyst and Portfolio Manager with AllianceBernstein LP (1999–2009).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800. CALL OPP (225.5677).

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OPPENHEIMER MID CAP VALUE FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

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All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Call Us 800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0251.001.1018 December 21, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $187,500 in fiscal 2018 and $179,700 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $10,500 in fiscal 2018 and $15,500 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $297,836 in fiscal 2018 and $386,986 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, incremental and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $46,800 in fiscal 2018 and $33,000 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $534,826 in fiscal 2018 and $286,402 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $889,962 in fiscal 2018 and $721,888 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser,

and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/21/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	12/21/2018